UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.  )

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Iron Mountain Incorporated
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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IRON MOUNTAIN®

2025

NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

NOTICE OF 2025 ANNUAL MEETING OF STOCKHOLDERS

DEAR STOCKHOLDER:
You are cordially invited to attend the virtual Annual Meeting of Stockholders (the “Annual Meeting”) of Iron Mountain Incorporated (“Iron Mountain”, the “Company”, “we”, “us” or “our”) on Thursday, May 29, 2025, at 9:00 a.m. Eastern Time.
The Annual Meeting will be a virtual stockholder meeting, conducted via live audio webcast, through which you can submit questions and vote online. The Annual Meeting can be accessed by visiting https://www.virtualshareholdermeeting.com/IRM2025 and entering your 16-digit control number included in the Notice Regarding the Availability of Proxy Materials, which is being mailed to stockholders of record on or about April 18, 2025 (the “Notice of Internet Availability”). The Annual Meeting will be for the purposes of considering and voting on the following items:

BACKGROUND
Date and Time
May 29, 2025, at 9:00 a.m.
Eastern Time
Place
Live audio webcast accessible at https://www.virtualshareholdermeeting.com/IRM2025
Who Can Vote
Stockholders of record at the close of business on April 1, 2025 (5:00 p.m. Eastern Time) may vote at the virtual Annual Meeting or any adjournment thereof

VOTING ITEMS
Proposal		Board Recommendation
1	Election of directors to the Company’s board of directors (the “Board”), to serve until the next Annual Meeting or until their successors have been duly elected and qualified;	FOR each director nominee

Your Vote is Important Regardless of the Number of Shares that You Beneficially Own
Attached to this notice is a Proxy Statement relating to the proposals to be considered at the Annual Meeting. We urge you to read the Proxy Statement carefully and, whether or not you plan to attend the virtual Annual Meeting, to vote your shares:
By Internet
www.proxyvote.com
By telephone
1-800-690-6903
By mail
Complete and mail your proxy card to the address provided

2	Approval of an amendment to the Iron Mountain Incorporated 2014 Stock and Cash Incentive Plan;	FOR

3	Approval, by a non-binding advisory vote, of the compensation of our Named Executive Officers; and	FOR

4	Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025.	FOR

and to transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.
The foregoing items of business are more fully described in the attached Proxy Statement.
Only stockholders of record at the close of business on April 1, 2025 are entitled to notice of, and to vote at, the Annual Meeting and at any adjournments or postponements thereof.
Instructions regarding each method of voting are provided in the Notice of Internet Availability and stockholders can access proxy materials and vote at www.proxyvote.com. If you desire to submit your vote by mail, you may request a paper proxy card at any time on or before May 15, 2025. If you desire to submit your vote via internet or telephone, follow the instructions at www.proxyvote.com and use the stockholder identification number provided in the Notice of Internet Availability.
If you hold shares in the name of a brokerage firm, bank, nominee or other institution, you must provide a legal proxy from that institution in order to vote your shares at the Annual Meeting, except as otherwise discussed in the Proxy Statement.
All stockholders are cordially invited to attend the virtual Annual Meeting.
By order of the Board of Directors,
Michelle Altamura
Executive Vice President, General Counsel & Secretary
April 18, 2025

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS:
This Notice of Annual Meeting and Proxy Statement and Iron Mountain Incorporated’s Annual Report to Stockholders for the year ended December 31, 2024 are available at: https://materials.proxyvote.com/46284v.

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PROXY SUMMARY
This summary contains highlights about Iron Mountain and the upcoming Annual Meeting. This summary does not contain all of the information that you should consider in advance of the Annual Meeting, and we encourage you to read the entire Proxy Statement and our Annual Report on Form 10-K for fiscal year 2024 carefully before voting.
NOTICE AND VOTING ROADMAP
GENERAL INFORMATION

MEETING: Annual Meeting of Stockholders DATE: Thursday, May 29, 2025 TIME: 9:00 a.m. EST LOCATION: Live audio webcast available at https://www.virtualshareholdermeeting.com/IRM2025 RECORD DATE: April 1, 2025	STOCK SYMBOL: IRM EXCHANGE: NYSE COMMON STOCK OUTSTANDING: 294,968,183 as of April 1, 2025 REGISTRAR & TRANSFER AGENT: Computershare STATE OF INCORPORATION: Delaware FOUNDED: 1951 PUBLIC COMPANY SINCE: 1996	CORPORATE WEBSITE: www.ironmountain.com INVESTOR RELATIONS WEBSITE: investors.ironmountain.com 2025 ANNUAL MEETING MATERIALS: www.proxyvote.com

2025 PROXY STATEMENT	3

PROXY SUMMARY
VOTING ROADMAP
DIRECTOR NOMINEES

	AGE	INDEPENDENT	YEARS OF TENURE	COMMITTEE MEMBERSHIPS AS OF APRIL 18, 2025					OTHER CURRENT PUBLIC COMPANY BOARDS(1)
NAME AND POSITION				A	C	N&G	F	R&S
Jennifer Allerton Chief Information Officer, F. Hoffman la Roche (retired)	73		11
Pamela M. Arway President, Japan/Asia Pacific/Australia Region, American Express International, Inc. (retired) Independent Chairperson of the Board of Iron Mountain	71		11						DaVita Inc.
Kent P. Dauten Chairman, Keystone Capital	69		28
June Y. Felix Group CEO, IG Group plc (retired)	68		1						Hiscox Ltd RELX
Monte Ford Principal Partner, CIO Strategy Exchange	65		6						Akamai Technologies JetBlue Airways Centene Corporation
Robin L. Matlock Senior Vice President and Chief Marketing Officer, VMware, Inc. (retired)	59		5						MSCI Inc.
William L. Meaney Chief Executive Officer, Iron Mountain	65		12						State Street Corporation
Walter C. Rakowich Chief Executive Officer, Prologis (retired)	67		12						Host Hotels & Resorts, Inc. Ventas, Inc.
Theodore R. Samuels President, Capital Guardian Trust Company (retired)	70		2						Bristol Myers Squibb Centene Corporation
Doyle R. Simons Chief Executive Officer, Weyerhaeuser Co. (retired)	61		5						Fiserv, Inc. Union Pacific Corporation

A: Audit Committee	N&G: Nominating and Governance Committee	R&S: Risk & Safety Committee	Chair
C: Compensation Committee	F: Finance Committee		Member
(1)The Company's Corporate Governance Guidelines (as defined below) limit a director who is not an executive of a public company to serving on no more than four public company boards, including the Company's Board. For a director who serves as an executive of a public company, the limit is two public company boards, including the Company’s Board.

4

PROXY SUMMARY
BOARD SNAPSHOT

▶ INDEPENDENCE	▶ TENURE

▶ AGE	▶ DIVERSITY

50% overall diversity, including: 4 Women, 1 African American and 1 Asian American
CORPORATE GOVERNANCE HIGHLIGHTS
The Board believes strong corporate governance is critical to achieving Iron Mountain’s long-term strategic goals and maintaining the trust and confidence of investors, employees, customers and other stakeholders. The following are highlights of our corporate governance program:

Board Independence	Board Performance	Corporate Governance Best Practices
    Nine of our ten director nominees are independent. The only management member serving as a director is our Chief Executive Officer (CEO)
    Board committees are 100% independent
    Executive sessions at each Board and committee meeting

    Diverse Board with mix of experiences and skills, gender, tenure and age
    Each director attended at least 75% of the Board meetings and each director’s committee meetings held during the period such director served on the Board during 2024
    Annual Board and committee evaluations overseen by the Nominating and Governance Committee

    Annual election of directors with majority voting standard
    Significant stockholder ownership requirements for executives and Board
    Commitment to transparent reporting on sustainability and corporate responsibility efforts
    Hedging and pledging of Company stock by directors and executives is prohibited
    Code of Ethics and Business Conduct

2025 PROXY STATEMENT	5

PROXY SUMMARY

▶5-YEAR TOTAL SHAREHOLDER RETURN ON $1 INVESTED AT JANUARY 1, 2020 CLOSE

The MSCI US REIT Index is our primary benchmark for tracking our relative Total Shareholder Return (“TSR”) performance. We also track our compensation peer group, which represents companies of like sizes and businesses, for executive compensation benchmarking. This compensation peer group includes both real estate investment trust (“REIT”) and non-REIT companies. As the graph below shows, the Company’s TSR performance over the five-year period ended December 31, 2024 was at the 100th percentile among the companies in our compensation peer group(1), while the total realizable pay for our CEO over this same period was at the 100th percentile among these companies. This, along with the Company’s stronger relative TSR (“rTSR”) performance as compared to the MSCI US REIT Index, further demonstrates pay for performance alignment.
(1) Excluding Stericycle, which was acquired by Waste Management in November 2024.

6

PROXY SUMMARY

▶5-YEAR CEO REALIZABLE TDC RANK VS. 5-YEAR TSR PERFORMANCE RANK

▶CEO

CEO: William Meaney (Age 64; CEO 2013-present)
PERCENTAGE 2024 CEO INCENTIVE COMPENSATION AT RISK:
92% of Total Compensation
METRICS USED FOR SHORT-TERM INCENTIVE COMPENSATION:
Revenue, Adjusted EBITDA, AFFO Per Share, Strategic Objectives

METRICS USED FOR LONG-TERM INCENTIVE COMPENSATION:
ROIC, Revenue, Relative TSR
STOCK OWNERSHIP GUIDELINES: Yes
ANTI-HEDGING/ANTI-PLEDGING POLICY: Yes

2025 PROXY STATEMENT	7

8

CORPORATE GOVERNANCE MATTERS
All of our directors are elected at each annual meeting of stockholders for a one-year term to serve until the next annual meeting of stockholders or until such nominee’s successor is duly elected and qualified.
The Board is presenting the following ten (10) nominees for election as directors at the 2025 Annual Stockholder Meeting, all of whom are current directors of the Company: Jennifer Allerton, Pamela M. Arway, Kent P. Dauten, June Y. Felix, Monte Ford, Robin L. Matlock, William L. Meaney, Walter C. Rakowich, Theodore R. Samuels and Doyle R. Simons. Each nominee was elected by stockholders at the 2024 Annual Stockholder Meeting, other than June Felix, who was appointed to the Board effective January 1, 2025. Clarke H. Bailey, Andre Maciel and Wendy J. Murdock are not standing for re-election at the 2025 Annual Meeting of Stockholders. Each nominee has agreed to serve a one-year term if elected, and the Board has no reason to believe that any of the nominees will be unavailable to serve. For more detail on the process our Board follows when selecting nominees, please see page 16.

REQUIRED VOTE
Each director nominee must receive a majority of the votes cast on his or her nomination to be elected, with abstentions and broker non-votes not counting as votes cast. Under Iron Mountain’s Bylaws, if an incumbent director nominee does not receive a majority of votes cast on his or her nomination, then such nominee must promptly tender to the Board a resignation from the Board. Each incumbent director has already tendered an irrevocable resignation that will be effective upon (1) the failure to receive the required number of votes for re-election at the Annual Meeting or any meeting of stockholders at which such incumbent director faces re-election and (2) the acceptance of such resignation by the Board. The Board will decide within 90 days of the certification of the stockholder vote, through a process managed by the Nominating and Governance Committee of the Board (the “Nominating and Governance Committee”), and excluding the director nominee in question, whether to accept the resignation. The Board’s explanation of its decision will be promptly disclosed in a filing with the Securities and Exchange Commission (the “SEC”).
Brokers are not permitted to vote for the election of directors without voting instructions. Therefore, we urge you to give voting instructions to your broker on the proxy so that your votes may be counted on this important matter.

2025 PROXY STATEMENT	9

CORPORATE GOVERNANCE MATTERS
OUR DIRECTOR NOMINEES
The Board and the Nominating and Governance Committee select director nominees on the basis of several factors, including integrity, experience, achievements, judgment, intelligence, personal character, ability to make independent analytical inquiries, willingness to devote adequate time to Board duties and likelihood that they will be able to serve on the Board for a sustained period. The Board and the Nominating and Governance Committee also consider the specific experience, qualifications, attributes or skills that qualify a director nominee to serve on the Board or a committee thereof in light of the Company’s business and structure.
The Board and the Nominating and Governance Committee believe each director nominee should be well-versed in strategic oversight, corporate governance, stockholder advocacy, and leadership in order to be an effective member of the Board. In connection with the selection of nominees for director, the Board’s policy is to give due consideration to the Board’s overall balance of variety of perspectives, backgrounds and experiences. We believe our Board composition facilitates effective oversight. To ensure the Board’s operational efficiency, the Nominating and Governance Committee reviews the appropriate skills and characteristics of members of the Board in the context of the then current composition of the Board.
We believe that all of our director nominees meet these criteria. Our director nominees bring a full array of business and leadership skills to their oversight responsibilities and represent diverse skills and experiences, which the Board believes will contribute to the effective oversight of the Company.
More details about the background and experience of each director nominee can be found below. Each director nominee has consented to be named in this Proxy Statement and to serve on the Board, if elected. The following information is presented as of April 18, 2025.
    BIOGRAPHY
Ms. Allerton has more than 40 years of information technology experience, most recently as chief information officer at F. Hoffman la Roche (“Roche”) in Switzerland with responsibility for information technology strategy and operations for the pharmaceutical division and all group information technology operations from June 2002 to July 2012. Prior to Roche, Ms. Allerton served from May 1999 to June 2002 as Technology Director at Barclaycard in the United Kingdom with responsibility for fraud operations and information technology. Ms. Allerton currently serves on the board of Barclays Bank Ireland (Barclays Europe), a European bank. From May 2015 to April 2024, Ms. Allerton served as a non-executive director of Sandvik AB, a publicly held global manufacturing company. Ms. Allerton served as a non-executive director of Aveva plc, an industrial software company, from July 2013 to July 2022, during which time Aveva was a publicly listed company on the London Stock Exchange (“LSE”). Ms. Allerton also served as a non-executive director of Paysafe Group plc (“Paysafe”), a provider of digital payments and transaction-related solutions, from March 2017 to December 2017, during which time Paysafe was a publicly listed company on the LSE.
    REASONS FOR NOMINATION
We believe Ms. Allerton’s qualifications for nomination include her significant experience working for global multinational companies and running complex, international businesses, her extensive knowledge of technology and its successful application to data centers, and her experience as a board member of several large international companies.
    EDUCATION
Ms. Allerton holds bachelor’s degrees in mathematics from Imperial College, London and in physical sciences and geosciences from the Open University, United Kingdom, a master’s degree in physics from the University of Manitoba, Canada and a master’s degree in finance from the Open University, UK.

10

CORPORATE GOVERNANCE MATTERS
    BIOGRAPHY
Ms. Arway served in a number of capacities during her 21-year career with the American Express Company, Inc., a publicly held global payments, network and travel company, until her retirement in 2008. Ms. Arway served as president, Japan/Asia Pacific/Australia Region, American Express International, Inc., Singapore from October 2005 to January 2008. From December 2004 to October 2005, Ms. Arway served as chief executive officer, American Express Australia Ltd., Sydney, Australia. From July 2000 to December 2004, Ms. Arway served as executive vice president and general manager, Corporate Travel North America, American Express Company, Inc. Ms. Arway has been a director of DaVita Inc., a publicly held company, since May 2009. From May 2010 to May 2024, Ms. Arway served as a non-executive director of The Hershey Company, a publicly held company and one of the largest chocolate manufacturers in the world. Ms. Arway also served as a director of Carlson Companies, Inc., a family-owned corporate travel management and private capital company, from May 2019 to July 2021.
    REASONS FOR NOMINATION
We believe Ms. Arway’s qualifications for nomination include her significant leadership experience as a global executive, her expertise in the areas of marketing, international business, finance and government affairs and her experience as a board member of several large publicly held companies.
    EDUCATION
Ms. Arway holds a bachelor’s degree in languages from Memorial University of Newfoundland and a master’s degree in business administration from Queen’s University, Kingston, Ontario, Canada.
    BIOGRAPHY
Mr. Dauten has served as chairman of Keystone Capital (“Keystone”), a private investment firm, since September 2017. Previously, Mr. Dauten served as managing director of Keystone, a position he held since founding the firm in February 1994. Mr. Dauten served as a director of Health Management Associates, Inc., a publicly held hospital management firm, from November 1988 until August 2013.
    REASONS FOR NOMINATION
We believe Mr. Dauten’s qualifications for nomination include his deep industry knowledge and experience as the former president of HIMSCORP, Inc., a records management company we acquired in 1997, his extensive knowledge of the capital markets and business management as the managing director of a private investment business, his understanding of our businesses, operations and strategies as a member of our Board for over 27 years, his financial acumen, his prior service on the board of directors of another publicly held company and his prior experience as our lead independent director.
    EDUCATION
Mr. Dauten holds a bachelor’s degree in economics from Dartmouth College and a master’s degree in business administration from Harvard Business School.

2025 PROXY STATEMENT	11

CORPORATE GOVERNANCE MATTERS
    BIOGRAPHY
Ms. Felix is an accomplished global executive with three decades of extensive leadership experience in the financial services, fintech and technology sectors. From 2018 to 2023, Ms. Felix was Group CEO of IG Group plc, a global fintech company, having served on its board as a non-executive director from 2015 to 2018. Ms. Felix was a regional president at Verifone, Inc. from 2014 to 2018, and also held senior leadership positions at Citibank, IBM and Chase Manhattan Bank during her career. Ms. Felix has served as a non-executive director of RELX plc, a global provider of information-based analytics and decision tools that is a publicly listed company on the LSE, since 2021 and has served as a non-executive director of Hiscox Ltd, an international insurance group that is a publicly listed company on the LSE, since January 2025. Since 2018, Ms. Felix has been an advisory board member of the London Technology Club.
    REASONS FOR NOMINATION
We believe Ms. Felix's qualifications for nomination include her extensive leadership experience in managing and overseeing complex international businesses, strategic insight, and her risk oversight and governance expertise across financial services, fintech, and technology.
    EDUCATION
Ms. Felix holds a bachelor’s degree in chemical engineering and pre-medicine from the University of Pittsburgh.
    BIOGRAPHY
Mr. Ford has served as principal partner for the CIO Strategy Exchange (“CIOSE”), a cross-industry consortium of 50 chief information officers from large global companies, since May 2015. From May 2013 to September 2013, Mr. Ford served as executive chairman of Aptean, Inc. (“Aptean”), a producer of enterprise software. From April 2012 to April 2013, Mr. Ford served as chief executive officer of Aptean. From February 2012 to March 2012, Mr. Ford served as an advisor to Aptean. Prior to these roles, Mr. Ford served as senior vice president and chief information officer of American Airlines Group from December 2000 to December 2011. Mr. Ford has been a director of Akamai Technologies, Inc., a publicly held content delivery network and cloud service provider, since June 2013, JetBlue Airways, a publicly held major American airline, since January 2021 and Centene Corporation, a publicly held managed care organization, since November 2022. Mr. Ford served as a director of Michaels Companies, Inc., a publicly held owner and operator of arts and crafts specialty retail stores, from September 2015 to April 2021.
    REASONS FOR NOMINATION
We believe Mr. Ford’s qualifications for nomination include his extensive experience as an executive in the information technology field, his knowledge related to companies going through a technological transformation, his deep leadership experience and his experience as a board member of large publicly held companies.
    EDUCATION
Mr. Ford holds a bachelor’s degree in business administration from Northeastern University.

12

CORPORATE GOVERNANCE MATTERS
    BIOGRAPHY
Ms. Matlock's skills and experiences are built on over three decades of work in Silicon Valley for enterprise software companies. Her expertise primarily centers on go-to-market, ranging from sales, business development and services, with a particular focus on marketing. Ms. Matlock served in a number of capacities during her career at VMware, Inc. (“VMware”), a publicly held software virtualization company, until her retirement in January 2021. As a senior executive at VMware, she gained unique experience in assisting enterprises through significant digital transformational shifts. She served as a consultant from June 2020 to January 2021 and as senior vice president and chief marketing officer from June 2013 to June 2020. From July 2009 until June 2013, Ms. Matlock served as vice president, corporate marketing of VMware. Prior to these roles, Ms. Matlock served as executive vice president and general manager of Imperva, Inc. from December 2006 to October 2008. Ms. Matlock has served as a director on the board of MSCI, Inc., a publicly held investment research firm, since June 2022. Ms. Matlock has also served as a director of Cohesity, Inc., a privately held software development company, since January 2021, a director of People.ai, a privately held sales software company, since January 2021 and a director of Dremio Corporation, a privately held data lake transformation company, since March 2021. Since July 2021, she has been serving as a director of the George Mark Children’s House, a non-profit focused on pediatric palliative care.
    REASONS FOR NOMINATION
We believe Ms. Matlock’s qualifications for nomination include extensive experience and executive leadership in global marketing, technology and digital solutions.
    EDUCATION
Ms. Matlock holds bachelor’s degrees in economics and music from Rice University.
    BIOGRAPHY
Mr. Meaney assumed the role of our chief executive officer (“CEO”) and, simultaneously, became a member of the Board, in January 2013. Mr. Meaney served as CEO of The Zuellig Group, a private business to business conglomerate, from August 2004 until March 2012. Prior to that position, Mr. Meaney served as managing director and chief commercial officer for Swiss International Air Lines, Ltd., a company providing passenger and cargo transportation services in Europe and internationally, from December 2002 to January 2004. Mr. Meaney currently serves on the board of directors of State Street Corporation, a publicly held company that provides financial services to institutional investors. Mr. Meaney served on the board of directors of Qantas Airways Limited, an Australian publicly held company offering passenger and air freight transportation services, from February 2012 to June 2018. Mr. Meaney served on the New York Advisory Board of FM Global, a privately held mutual insurance company, until December 2019. Mr. Meaney served on the board of trustees of Carnegie Mellon University until June 2017 and on the board of trustees of Rensselaer Polytechnic Institute until April 2018.
    REASONS FOR NOMINATION
We believe Mr. Meaney’s qualifications for nomination include his understanding of our businesses, operations and strategies as our current CEO, his extensive experience in global operations and capital allocation and his experience leading a primarily business to business company.
    EDUCATION
Mr. Meaney holds a bachelor’s degree in mechanical engineering from Rensselaer Polytechnic Institute and a master’s degree in industrial administration from Carnegie Mellon University.

2025 PROXY STATEMENT	13

CORPORATE GOVERNANCE MATTERS
    BIOGRAPHY
Mr. Rakowich served as chief executive officer of Prologis Inc. (“Prologis”), a publicly held logistics real estate investment trust (“REIT”), from November 2008 through June 2011, when Prologis merged with AMB Property Corporation (with the merged company being named Prologis), after which he assumed the role of co-chief executive officer and served as a member of the Prologis board of directors until he retired in December 2012. Mr. Rakowich held a number of senior management positions while at Prologis before becoming chief executive officer, including managing director and chief financial officer from December 1998 to January 2005 and president and chief operating officer from January 2005 to November 2008. Mr. Rakowich served on the Prologis board of trustees from January 2005 through June 2011. Mr. Rakowich has been a member of the board of directors of Host Hotels & Resorts, Inc. since 2012 and Ventas, Inc. since 2016, each of which is a publicly held REIT.
    REASONS FOR NOMINATION
We believe Mr. Rakowich’s qualifications for nomination include valuable industry knowledge and management expertise that Mr. Rakowich has developed as chief executive officer of an industrial REIT, his corporate finance and accounting expertise, and his experience as a member of the board of directors of other publicly held REITs.
    EDUCATION
Mr. Rakowich holds a bachelor’s degree in accounting from Pennsylvania State University and a master’s degree in business administration from Harvard Business School.
    BIOGRAPHY
Mr. Samuels has more than 35 years of experience in the financial industry, currently serving as the lead independent director of Bristol-Myers Squibb and as an independent director of Centene Corporation. From 2017 until May 2023, Mr. Samuels served on the board of directors of Perrigo Company plc, a publicly held consumer self-care products company, and from January 2017 until October 2021, he served on the board of directors for Stamps.com, which, during that period, was a publicly held internet-based mailing and shipping services company. Prior to these roles, Mr. Samuels served as the president of Capital Guardian Trust Company, a subsidiary of Capital Group, one of the largest investment management firms in the world, from 2010 to 2016. Mr. Samuels was an investor at Capital Group and served on numerous management and investment committees from 1981 to 2017.
    REASONS FOR NOMINATION
We believe Mr. Samuels’ qualifications for nomination include his extensive experience in the financial industry and management expertise that Mr. Samuels developed as a former president of a division of one of the largest investment management firms in the world, his expertise in financial and capital markets, and his extensive experience in leadership and strategic planning.
    EDUCATION
Mr. Samuels holds a Bachelor of Arts and Masters of Business Administration from Harvard University.

14

CORPORATE GOVERNANCE MATTERS
    BIOGRAPHY
Mr. Simons served as president and chief executive officer of Weyerhaeuser Co. (“Weyerhaeuser”), a publicly held timber REIT, from August 2013 until his retirement in December 2018. Prior to this role, Mr. Simons served as chairman and chief executive officer of Temple-Inland, Inc., a publicly held corrugated packaging and building products company, from December 2007 to February 2012. Mr. Simons has served on the board of directors of Fiserv, Inc., a publicly held global provider of financial services technology, since 2007. Mr. Simons served on the board of Weyerhaeuser from June 2012 to December 2018 and on the board of Temple-Inland from January 2008 to February 2012. Since July 2023, he has served on the board of directors of Union Pacific Corporation.
    REASONS FOR NOMINATION
We believe Mr. Simons’ qualifications for nomination include valuable industry knowledge and management expertise that Mr. Simons developed as an executive of a publicly held REIT, as well as his strong skills in corporate finance and strategic planning.
    EDUCATION
Mr. Simons holds a bachelor’s degree in business administration from Baylor University and a juris doctor from the University of Texas.

2025 PROXY STATEMENT	15

CORPORATE GOVERNANCE MATTERS
SKILLS AND EXPERIENCE OF DIRECTOR NOMINEES

Financial	●	●	●	●			●	●	●	●
Risk Oversight	●	●	●	●	●	●	●	●	●	●
Executive Leadership	●	●	●	●	●	●	●	●	●	●
Human Capital Management	●	●	●	●	●	●	●	●	●	●
Public Board Experience	●	●	●	●	●	●	●	●	●	●
Industry Experience		●	●		●	●	●	●
M&A		●	●	●	●		●	●	●	●
International/Global	●	●		●	●	●	●	●	●	●
Cybersecurity	●			●	●		●	●		●
Technology	●			●	●	●	●	●
REIT							●	●		●
SELECTION OF DIRECTOR NOMINEES
The Nominating and Governance Committee is responsible for identifying and recommending to the Board qualified candidates for nomination by the Board at each annual meeting of stockholders, consistent with the criteria set forth in our Board-approved corporate governance guidelines (our “Corporate Governance Guidelines”). The Board is responsible for nominating qualified candidates for election at each annual meeting of stockholders and for filling vacancies on the Board that may occur between annual meetings of the stockholders.
The Nominating and Governance Committee evaluates each candidate’s experience, skills, and independence while reviewing any potential conflicts of interest and feedback from other directors. When evaluating incumbent directors standing for re-election, the Nominating and Governance Committee also considers the director’s prior Board performance, including meeting attendance and participation in Board and committee meetings.
The Board will not nominate any candidate who has not agreed to tender, promptly following the annual meeting at which such candidate is elected, an irrevocable resignation that will be effective upon (1) the failure to receive the required number of votes at the next annual meeting of stockholders at which such candidate faces re-election, and (2) the acceptance of such resignation by the Board.
The Nominating and Governance Committee considers director nominees who are properly recommended by stockholders for election to the Board at a meeting of stockholders at which directors are to be elected. To be proper, a director nominee recommendation must comply with applicable law, the Company’s Bylaws and the Company’s Corporate Governance Guidelines. The Nominating and Governance Committee will consider, and evaluate in the same manner, any suggestions offered by directors or stockholders with respect to potential director nominees. However, the Nominating and Governance Committee and the Board are not required to enlarge the size of the Board in order to nominate an otherwise fully qualified candidate proposed by a stockholder. A stockholder wishing to nominate a director directly must comply with the procedures described in the Company’s Bylaws and this Proxy Statement, as described in the “Nominations of Individuals for Election as Directors Using Proxy Access” Section on page 76.

16

CORPORATE GOVERNANCE MATTERS
BOARD AND COMMITTEE EVALUATIONS
The Board and each standing committee conduct an annual self-evaluation to evaluate whether it is functioning effectively. The Nominating and Governance Committee annually establishes and oversees the Board and committee evaluation process. Generally, the Board and each committee conduct self-evaluations by means of written questionnaires completed anonymously by each director and committee member. The responses are summarized and provided to the Board and each committee at their subsequent meetings for discussion and review. Historically, the Nominating and Governance Committee has from time to time engaged an independent third-party firm to conduct a comprehensive independent evaluation of the Board, the committees and individual directors, and we plan to continue this practice in the future.
BOARD STRUCTURE
BOARD LEADERSHIP STRUCTURE
The Board believes that Iron Mountain stockholders are best served by the Board having flexibility to consider and determine the best leadership structure for the Company, including whether the roles of Chair of the Board (“Chair”) and CEO should be combined or separated, based on current relevant facts and circumstances rather than by adhering to a formal standing policy on the subject.
The Board has determined that the current position of Chair should be held by an independent non-employee director of the Company. The Board believes this structure fosters effective governance and oversight of the Company and allows the CEO to focus on strategic planning and execution of our day-to-day performance while the independent Chair leads the Board in its fundamental role of providing advice and oversight to management. Our Board believes that an active and empowered independent Chair is key to providing strong, independent leadership for the Board. Among other things, the independent Chair’s duties include:
▲Collaborating with the CEO to develop and approve Board meeting agendas and meeting schedules;
▲Ensuring that topics deemed important by independent directors, such as views on our management, risk matters, strategy and execution, are included in Board discussions;
▲Serving as an advisor to the CEO;
▲Presiding over meetings of the Board, including all executive sessions of non-employee directors;
▲Advising the CEO on the content of information sent to the Board;
▲Acting as a liaison between management and non-employee directors; and
▲Being reasonably available for direct communication with our major stockholders.
The Board believes its current leadership structure promotes balance between the authority of those who oversee our business and those who manage it on a day-to-day basis. Our Board appropriately provides effective independent oversight of the Company’s operations through our independent Chair, fully independent Board committees led by independent chairs, and regular executive sessions offered during each Board and committee meeting. Ms. Arway is currently the independent Chair of the Board. The Board believes that Ms. Arway’s extensive leadership experience and deep knowledge enable her to provide valuable and independent views to the boardroom, and ensure active communication between management and our Board.
There may however be unique circumstances, such as a change in executive or Board composition or a significant strategic development, under which the Board may determine that stockholders are best served by combining the roles of Chair and CEO and appointing a strong lead independent director with robust duties and responsibilities. In the event that the roles of Chair and CEO are combined, we anticipate that the Board would appoint a strong lead independent director with a well-defined role similar to the responsibilities undertaken by our current Chair. We anticipate that we would disclose any such change in our Board leadership structure to the stockholder community.

2025 PROXY STATEMENT	17

CORPORATE GOVERNANCE MATTERS
INDEPENDENCE
Our Board is composed of a majority of directors who qualify as independent directors pursuant to the corporate governance standards for companies listed on the New York Stock Exchange (“NYSE”). The Board evaluates independence pursuant to NYSE listing standards and other applicable laws each year by affirmatively determining whether each director has a direct or indirect material relationship with the Company (including its subsidiaries) or members of the Company’s management that may interfere with such director’s ability to exercise independence from the Company. When assessing the materiality of a director’s relationship with the Company, the Board evaluates information obtained from each director’s responses to a questionnaire inquiring about their relationships, transactions, arrangements, primary business affiliations, and other potential conflicts of interest between such director and such director’s immediate family members, on the one hand, and the Company, on the other hand. Material relationships can include commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships.
Following this evaluation, the Board affirmatively determined that our non-employee directors do not have any material relationship with the Company or its management, either directly or indirectly, other than service as a director and on committees of the Board, and the Board has concluded that none of the Company’s non-employee directors possess the objective relationships set forth in the NYSE listing standards that prevent independence. The Board has affirmatively determined that all of our non-employee directors who served in 2024 and who are nominated as directors qualify as independent under NYSE listing standards. One of our directors, Mr. Meaney, is a management employee involved in our day-to-day activities and is not considered to be an independent director.
BOARD MEETING ATTENDANCE
During the fiscal year ended December 31, 2024, the Board held four meetings. In 2024, each incumbent director attended at least 75% of the aggregate number of meetings of the Board and the committees on which such director served that were held while such incumbent director served on the Board or the respective committees. Our directors are expected to attend the Company’s Annual Meeting of Stockholders. All of our directors standing for re-election at the time attended our virtual 2024 Annual Meeting of Stockholders. Our policy with respect to directors’ attendance at our annual meetings of stockholders can be found in our Corporate Governance Guidelines, the full text of which appears under the heading “Investors/Corporate Governance/Governance Documents” on our website at www.ironmountain.com.
BOARD COMMITTEES
The Board has the following standing committees: Audit Committee, Compensation Committee, Nominating and Governance Committee, Finance Committee and Risk and Safety Committee. The Board and management have assigned specific areas of risk oversight to each standing committee. The Board has adopted a charter for each of its standing committees, and each such charter is available on our website at www.ironmountain.com under the heading “Investors/Corporate Governance/Governance Documents.” During the fiscal year ended December 31, 2024, the Audit Committee held four meetings, the Compensation Committee held five meetings, the Nominating and Governance Committee held five meetings, the Finance Committee held four meetings and the Risk and Safety Committee held four meetings. In 2024, each incumbent director who served on a Board committee attended at least 75% of that committee’s meetings held during the period such incumbent director served on that committee.
The Nominating and Governance Committee typically reviews committee membership each year to assess whether any changes should be made. Each committee generally has a mix of directors who have previously served on the committee and directors who have not previously served on the committee. Committee membership as set forth below is as of April 18, 2025.

18

CORPORATE GOVERNANCE MATTERS

AUDIT COMMITTEE		4 Meetings in 2024

CHAIR Rakowich	MEMBERS Allerton Bailey Dauten Felix Maciel
Each member of the Audit Committee is independent as defined by the rules of the SEC, the NYSE listing standards and the Audit Committee Charter. In addition, the Board has determined that each member of the Audit Committee is an audit committee financial expert as defined by the rules of the SEC and is financially literate as defined by the NYSE listing standards.

▲ROLES AND RESPONSIBILITIES
The Audit Committee:
1.assists the Board in oversight of the integrity of the Company’s financial statements;
2.assists the Board in oversight of the Company’s compliance with legal and regulatory requirements;
3.assists the Board in the oversight of the Company’s compliance with requirements with respect to maintaining the Company’s qualification for taxation as a REIT;
4.assists the Board in oversight of the independent registered public accounting firm’s qualifications and independence;
5.assists the Board in oversight of the performance of the Company’s internal audit function and independent auditors;
6.prepares an Audit Committee report as required by the SEC to be included in the annual proxy statement;
7.reviews and discusses quarterly earnings releases and materials;
8.monitors and assesses policies and practices with respect to risk assessment and risk management;
9.reviews and evaluates the lead audit partner of the independent registered accounting firm;
10.performs such other duties as the Board may assign to the Audit Committee from time to time, such as approving transactions subject to our Related Person Transaction Policies and Procedures described on page 26 of this Proxy Statement;
11.furnishes periodic reports to the Board concerning the Audit Committee’s work; and
12.takes other actions to meet its responsibilities as set forth in its written charter.
The Audit Committee is also responsible for establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls and auditing matters, including procedures for the confidential and anonymous submission by employees of the Company of any concerns regarding accounting or auditing matters they think may be questionable. Information about these procedures can be found in our Code of Ethics, which is available on our website, www.ironmountain.com, under the heading “Investors/Corporate Governance/Governance Documents.”

2025 PROXY STATEMENT	19

CORPORATE GOVERNANCE MATTERS

COMPENSATION COMMITTEE		5 Meetings in 2024

CHAIR Matlock	MEMBERS Arway Ford Simons	Each member of the Compensation Committee qualifies as independent under the applicable NYSE listing standards, SEC rules and the Board’s independent assessment.

▲ROLES AND RESPONSIBILITIES
The Compensation Committee:
1.reviews, approves and recommends to the independent members of the Board the annual compensation, including base salary, equity-based incentives and the payment of short-term incentive compensation, for the CEO;
2.approves all long-term equity incentives to our employees, including the executive officers, under the 2014 Stock and Cash Incentive Plan, as amended (the “2014 Plan”);
3.reviews and approves the annual compensation, including base salary, equity-based incentives and the payment of short-term incentive compensation, for the Company’s executive officers (as defined in Section 16 of the Securities Exchange Act of 1934), based on recommendations from the CEO and reports to the Board on such decisions, while annually reviewing the Company’s diversity, equity and inclusion (“DEI”) practices;
4.periodically reviews the Company’s strategies and programs related to human capital management (“HCM”), and assists the Board with its oversight with respect to the Company’s diversity and inclusion (“D&I”) practices, including public reporting with respect to D&I;
5.reviews the Company’s cash and stock-based incentive compensation plans to assess their effectiveness in meeting the Company’s goals and objectives and exercises all of the authority of the Board with respect to the administration of such plans;
6.annually reviews and discusses with management a draft of the Company’s Compensation Discussion and Analysis to be included in the Company’s annual proxy statement and incorporated by reference in the Company’s Annual Report on Form 10-K;
7.annually prepares and publishes an annual report of the Compensation Committee for inclusion in the Company’s annual proxy statement and incorporated by reference in the Company’s Annual Report on Form 10-K;
8.reviews and discusses at least on an annual basis the risks arising from the Company’s compensation policies for its employees;
9.reviews and discusses pay ratio disclosure for inclusion in the Company’s annual proxy statement and incorporated by reference in the Company’s Annual Report on Form 10-K;
10.annually reviews executive talent in coordination with the Board’s review;
11.furnishes periodic reports to the Board concerning the Compensation Committee’s work; and
12.takes other actions to meet its responsibilities as set forth in its written charter.
The Board has delegated final authority for compensation decisions for the executive officers, other than our CEO, to the Compensation Committee. The Compensation Committee has the authority, as it deems appropriate, to delegate any of its responsibilities to a sub-committee and has delegated the authority to the CEO to approve within an approved budget long-term equity incentive grants below maximum thresholds to employees who are not executive officers or senior vice presidents.
For a discussion concerning the process and procedures for determining executive compensation and the role of executive officers and compensation consultants in determining or recommending the amount or form of compensation, see the “Compensation Discussion and Analysis” section in this Proxy Statement.

20

CORPORATE GOVERNANCE MATTERS

NOMINATING AND GOVERNANCE COMMITTEE		5 Meetings in 2024

CHAIR Samuels	MEMBERS Arway Bailey Dauten Rakowich	Each member of the Nominating and Governance Committee qualifies as independent under the applicable NYSE listing standards, SEC rules and the Board’s independent assessment.

▲ROLES AND RESPONSIBILITIES
The Nominating and Governance Committee:
1.annually reviews the composition of the Board and considers whether to recommend committee membership changes to the Board;
2.identifies and recommends candidates for nomination to the Board;
3.recommends to the Board structures and statements of the duties and responsibilities of each committee of the Board;
4.develops and recommends to the Board and implements corporate governance guidelines applicable to the Company;
5.develops and monitors an annual process to assess the effectiveness of the Board and implements and oversees an annual review of the performance of the Board (including evaluations of individual Board members) and each of the Board’s standing committees;
6.develops and proposes, for approval by the Board, compensation policies for the Company’s non-employee directors;
7.oversees and reviews the Company's environmental, social and governance ("ESG") strategy, policies and risks, and coordinates such oversight with the full Board, as the Committee deems appropriate, by reviewing the Company's ESG initiatives, monitoring key performance metrics and addressing emerging ESG issues;
8.annually reviews contributions to candidates made by the Iron Mountain Incorporated Political Action Committee (“IMPAC”) and determines the composition of the IMPAC board;
9.annually reviews the Company’s Political Contributions Policy and the Company’s compliance with that policy;
10.furnishes periodic reports to the Board concerning the Nominating and Governance Committee’s work; and
11.takes other actions to meet its responsibilities as set forth in its written charter.

FINANCE COMMITTEE		4 Meetings in 2024

CHAIR Simons	MEMBERS Dauten Murdock Rakowich Samuels
Although the NYSE listing standards do not require a standing finance committee or that any such committee be comprised exclusively of independent members, all members of the Finance Committee qualify as independent under the applicable NYSE listing standards, SEC rules and the Board’s independent assessment.

▲ROLES AND RESPONSIBILITIES
The Finance Committee:
1.reviews and provides recommendations with respect to the Company’s capital structure, leverage and financial strategies;
2.reviews the Company’s material capital allocation decisions, strategic investments and dispositions and other opportunities for maximizing stockholder value and periodically reviews and evaluates the performance of and returns on investments and dispositions approved by the Board;
3.considers, reviews and provides recommendations to the Board with respect to the Company’s dividend and share repurchase policies and programs and other strategies to return capital to stockholders;
4.reviews and approves the Company’s derivatives and hedging policies and strategies;
5.reviews the Company’s investment policies and practices;
6.reviews the Company’s credit ratings and strategy;
7.periodically reviews the Company’s investor relations strategy;
8.furnishes periodic reports to the Board concerning the Finance Committee’s work; and
9.performs such other duties as the Board may assign to the committee from time to time.

2025 PROXY STATEMENT	21

CORPORATE GOVERNANCE MATTERS

RISK AND SAFETY COMMITTEE		4 Meetings in 2024

CHAIR Ford	MEMBERS Allerton Bailey Felix Matlock
Although the NYSE listing standards do not require a standing risk and safety committee or that any such committee be comprised exclusively of independent members, all members of the Risk and Safety Committee qualify as independent under the applicable NYSE listing standards, SEC rules and the Board’s independent assessment.

▲ROLES AND RESPONSIBILITIES
The Risk and Safety Committee:
1.based on reports provided by the Company’s management, monitors and assesses risks associated with: (i) the adequacy of material fire, health, safety, security, business continuity, cyber security, chain of custody and information security and risk management strategies and systems for the reporting of accidents, incidents and risks, (ii) emerging technologies, including artificial intelligence (AI) and other innovations, and (iii) material investigations and remedial actions, as appropriate;
2.reviews the Company’s establishment and operation of its enterprise-wide risk management (“ERM”) program which is designed to identify, assess, monitor and manage risk throughout the Company, and includes an annual management ERM report to the Board;
3.monitors the Company’s insurance program;
4.furnishes periodic reports to the Board concerning the Risk and Safety Committee’s work; and
5.examines any other matters referred to it by the Board.

22

CORPORATE GOVERNANCE MATTERS
THE BOARD’S ROLE, RESPONSIBILITIES AND POLICIES
THE BOARD’S ROLE IN RISK OVERSIGHT

We have a comprehensive ERM program which is designed to identify, assess, monitor and manage risk throughout the Company, with the Board exercising oversight responsibility for risk both directly and through standing committees.

▲

OUR BOARD OF DIRECTORS
The Board reviews and discusses with management significant risks affecting the Company, including matters escalated by its committees within their respective areas of oversight. The Board also formally reviews the Company’s overall risk position and risk management processes at least annually, which allows the Board and each of its committees to remain coordinated in overseeing enterprise risk. Further, our independent Chair ensures that important topics, including those relating to risk matters, are included as topics for discussion by the Board. Although management, including our CEO, and the Board and its committees work together on risk matters, the Board has the ultimate oversight authority. The Board also reviews the Company’s ethics and compliance program annually. The Board reserves the right to and periodically does consult with outside advisors and experts from time to time to assist the Board in anticipating future threats and trends.
OUR BOARD COMMITTEES
The Nominating and Governance Committee periodically reviews the allocation of risk oversight among the Board’s committees. Each committee focuses on specific aspects of enterprise risk, emerging risk trends and ad-hoc risk issues in the areas of risk allocated to it. In coordination with the Board, the Nominating and Governance Committee has primary responsibility for overseeing the Company’s strategy, policies and risks relating to environmental, social and governance (“ESG“) strategy and initiatives. See the “Sustainability Oversight and Governance” section on page 29 for more information.
The Risk and Safety Committee reviews and monitors fire, health, safety, security, business continuity, cybersecurity, technology (including AI and other emerging technology), chain of custody and information security and risk management strategies, systems and policies and processes implemented, established and reported on by management. The Risk and Safety Committee is responsible for reviewing and monitoring cybersecurity and information security risk, as well as cybersecurity related risk management strategies, systems and policies and processes implemented, established and reported on by our executive management team. The Risk and Safety Committee also has the primary responsibility for assisting the Board with oversight of the Company’s ERM program, which is designed to identify, assess, monitor and manage risk throughout the Company, and includes an annual management ERM report to the Board.
The Audit Committee oversees, among other things, (i) the integrity of the Company’s financial statements and financial reporting process, (ii) the performance of the Company’s internal audit function and independent auditors, and (iii) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters. The Audit Committee also assists the Board in overseeing the Company’s compliance with legal and regulatory requirements.
The Compensation Committee oversees the executive compensation program throughout the year with the assistance of an independent compensation consultant and also reviews and discusses the risks arising from the Company’s compensation policies and practices. The Compensation Committee also assists the Board in overseeing the Company’s HCM related strategies and programs.
The Finance Committee reviews the Company’s capital structure, financial strategies, investment policies, capital allocation decisions, strategic investments and dispositions and other opportunities for maximizing shareholder value.
During each regularly scheduled Board meeting, each committee chair provides a summary to the Board of his or her committee’s discussions since the most recent regularly scheduled Board meeting, which includes any discussions of risks reviewed by that committee. The key responsibilities of each standing committee of the Board and the risk oversight of such committees are further detailed on pages 18 through 22.

2025 PROXY STATEMENT	23

CORPORATE GOVERNANCE MATTERS

OUR MANAGEMENT TEAM
Our management team, with oversight from the Board, is responsible for our ERM process and the day-to-day supervision and mitigation of enterprise risks, including cybersecurity risk. Our ERM program includes the receipt by our executive team of regular reports from our operations personnel. Our executive team has established an enterprise risk committee (the “ERC”), which includes each of our executive vice presidents and is chaired by our Chief Risk Officer. The ERC oversees our risk and compliance activities, ensuring that management has appropriate policies, structures and systems in place for managing risks of the business, including cybersecurity risk. Our executive team reviews and prioritizes significant risks, allocates resources for mitigation and provides the Board with regular reports on areas of potential Company risk, including strategic, operational, information security, human resources, financial, legal, compliance, REIT and regulatory risks. In particular, our Chief Information Security Officer periodically reports key performance indicators of our information security program to the Risk and Safety Committee to facilitate the committee’s oversight of the effectiveness of the program through objective measurements, including metrics regarding software patching, IT asset management, cyber incident management and cybersecurity training. Reports by our Chief Information Security Officer also include detailed information on the activities of our cyber incident response team to allow for analysis of trends and the identification of any control gaps that require remediation.
We also maintain a business information security committee (the "ISC") with employee representation across geographies, business lines and business functions. The ISC includes a cross-functional group of our employees with expertise and responsibilities in areas such as operations, digital product solutions, information technology, compliance, security, finance, privacy, internal audit and legal risk mitigation. The ISC is chaired by our Chief Information Security Officer and meets regularly to receive updates on our cybersecurity posture, emerging risks and new cybersecurity capabilities. Members of the ISC act as points of contact during incident response activities to provide oversight and logistical support to the information security team.
Each of the Board’s standing committees has been assigned the oversight of certain identified risks, and the Board, or the committee of the Board assigned responsibility for a specific area of risk, receives updates from the Company executive accountable for understanding and mitigating each such identified risk. Our Chief Risk Officer is responsible for the day-to-day oversight of the risk management program. The Chief Risk Officer provides an ERM report at each meeting of the Risk and Safety Committee. The ERM report addresses short-term and long-term enterprise risks, risk trends and noteworthy incidents. The Company’s Chief Compliance Officer, who reports to the General Counsel, is responsible for the development, review, and execution of the Company’s compliance and business conduct program and, with the General Counsel, regularly reports to the Board and the Audit Committee. The Company also consults with outside advisors as necessary to identify and understand emerging risks.
OUR INTERNAL AUDIT TEAM
The internal audit team, under the direct supervision of the Audit Committee, identifies and helps mitigate risk, and assesses and improves the Company’s internal controls. The internal audit team accesses the Company’s disclosure controls and procedures and reports any material weaknesses or significant deficiencies to the Audit Committee. At each meeting of the Audit Committee, the Vice President of Internal Audit and the Chief Compliance Officer meet with the Audit Committee in closed session.

▲

BOARD OVERSIGHT OF AI
The Board believes that effective oversight of AI is critical to ensuring that all AI initiatives are strategically aligned with the Company’s overall objectives and operate within the Company’s risk appetite. The Risk & Safety Committee is responsible for overseeing the Company’s risks related to technology. The Risk & Safety Committee also has responsibility for monitoring and assessing risks associated with emerging technologies, including AI and other innovations. It receives reports from management on risks and opportunities related to AI.
To strengthen AI governance, the Risk & Safety Committee ensures that the management develops and maintains a comprehensive and structured review and approval process, including multi-layered technology assessments, rigorous approval processes, and engagement with senior leadership across the Company. At the management level, our Technology Review Process evaluates and approves all new AI requests, focusing on infrastructure, security, compliance, and operational readiness, and our Architecture Review Board reviews the proposed architecture and provides guidance on implementation.
BOARD OVERSIGHT OF MANAGEMENT SUCCESSION PLANNING
The Board oversees the recruitment, development, and retention of executive talent. Management succession is generally discussed throughout the year with the CEO at Board meetings and in executive sessions. Management succession discussions generally focus on the CEO and other senior executive roles and also include broader discussions about the Company’s workforce. The Board has regular and direct exposure to senior leadership and high-potential employees through meetings held throughout each year.

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CORPORATE GOVERNANCE MATTERS
STOCKHOLDER COMMUNICATIONS WITH THE BOARD
The Board believes it is important to engage effectively with stockholders and maintains a written Stockholder Engagement and Communication Policy (the “Stockholder Engagement Policy”), which outlines the procedures for the Board’s engagement and communication with the Company’s stockholders. The Stockholder Engagement Policy is overseen by the Nominating and Governance Committee. Under the Stockholder Engagement Policy, any stockholder, security holder or other interested party who desires to communicate with the Board, any individual director, including the Chair, or the independent or non-employee directors as a group, may do so by regular mail or email directed to the Secretary of the Company.
Communications to the Board should be mailed to our General Counsel and Corporate Secretary, Iron Mountain Incorporated, 1101 Enterprise Drive, Royersford, Pennsylvania 19468; the General Counsel and Corporate Secretary’s email address is corporatesecretary@ironmountain.com. The General Counsel and Corporate Secretary is currently Ms. Michelle Altamura. Upon receiving such mail or email, she will assess the appropriate director or directors to receive the message and will forward the mail or email to such director or directors without editing or altering it. Typically, she will respond to the applicable stockholder, security holder or other interested party on behalf of the Board.
CORPORATE GOVERNANCE GUIDELINES
The Board maintains our Corporate Governance Guidelines that describe our corporate governance practices and policies and provide a framework for our Board governance. The topics addressed in our Corporate Governance Guidelines include but are not limited to: composition and selection of the Board; director overboarding policy; director responsibilities; Board meetings; Board committees; director access to management and independent advisors; director compensation; executive compensation clawback policy; director orientation and continuing education; management evaluation and succession; the Board’s annual performance evaluation and conflicts of interest. Our Corporate Governance Guidelines are available on our website, www.ironmountain.com, under the heading “Investors/Corporate Governance/Governance Documents.”
INSIDER TRADING POLICY
Our Insider Trading Policy, approved by our Board, provides our directors and employees with guidelines for appropriately transacting in the Company’s securities. The Insider Trading Policy prohibits directors and employees from engaging in short sales, options trading, short-term trading, standing or limit orders (except through an approved 10b5-1 trading plan), and hedging activities. In addition, directors and executives with a title of senior vice president or above are prohibited from placing the Company’s securities in margin accounts or otherwise pledging shares of our common stock, $0.01 par value per share (“Common Stock”). Also, directors and certain employees are required to receive approval from our General Counsel’s office before transacting the Company’s securities, gifting such securities, or establishing contracts, instructions, or plans intended to satisfy the conditions of Rule 10b5-1(c) under the Exchange Act.
Certain employees may only trade the Company’s securities through a 10b5-1 trading plan that is approved by the General Counsel’s office. These plans may be established or modified only when the applicable employee does not possess any material, non-public information and provides to the General Counsel’s office a good faith certification. These plans are subject to a mandatory cooling off period and must include several key provisions, including prohibitions on overlapping plans, restrictions on single-trade plans and limitations on entry into and modification of 10b5-1 trading plans.
As of April 18, 2025, all executive officers and directors are in compliance with our Insider Trading Policy.
CLAWBACK POLICY
The Board believes that it is in the best interests of the Company and its shareholders to create and maintain a culture that emphasizes integrity and accountability and reinforces the Company’s pay-for-performance compensation philosophy. In accordance with the SEC’s and NYSE’s new rules requiring a clawback policy, the Board adopted a clawback policy on November 30, 2023, which is set forth in Exhibit A to our Corporate Governance Guidelines.
The clawback policy requires the recoupment of any excess incentive-based compensation received by current and former executive officers on or after October 2, 2023 in the event of an accounting restatement resulting from material noncompliance with financial reporting requirements under the federal securities laws. The policy provides that the Compensation Committee or the full Board may designate additional senior executives to be subject to the recoupment requirements.
Our clawback policy applies to any incentive-based compensation paid to the covered executives that is granted, earned, or vested based wholly or in part upon attainment of a financial reporting measure. The Company may recoup incentive-based compensation from the covered executives as deemed appropriate, including amounts received under all time-vesting awards. Our clawback policy also includes fraudulent and other intentional misconduct by the covered executive as another possible triggering event for the recoupment of certain incentive compensation.

2025 PROXY STATEMENT	25

CORPORATE GOVERNANCE MATTERS
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
The Board has adopted a Related Person Transaction Policies and Procedures (the “Related Persons Policy”), which provides that all transactions with related persons are subject to approval or ratification by our Audit Committee. With certain exceptions, the Related Persons Policy provides that the Audit Committee shall review the material facts of all transactions with related persons and either approve or disapprove of the transaction. Under the Related Persons Policy, covered transactions include all transactions involving (i) the Company, (ii) amounts in excess of $120,000 and (iii) a Related Person (a term that includes executive officers, directors, nominees for election as directors, beneficial owners of 5% or more of the Company’s outstanding Common Stock and immediate family members of the foregoing). The Audit Committee will determine, among other considerations, (i) whether the terms of a covered transaction are fair to the Company and no less favorable to the Company than would be generally available absent the relationship with the counterparty, (ii) whether there are business reasons for the transaction, (iii) whether the transaction impairs the independence of an outside director, (iv) whether the transaction would represent an improper conflict of interest and (v) whether the transaction is material. If the Company becomes aware of a transaction with a Related Person that has not been approved by the Audit Committee prior to its consummation, the Audit Committee shall review such transaction and evaluate all possible options, including ratification, revision or termination of such transaction and shall take such action as it deems appropriate under the circumstances. The Related Persons Policy is intended to supplement, and not supersede, our other policies and procedures with respect to transactions with Related Persons. During the year ended December 31, 2024, there were no new transactions with related persons that required the review of our Audit Committee.
THE COMPANY’S POLICY AND BOARD OVERSIGHT OF POLITICAL EXPENDITURES
Our Global Political Contribution Policy, adopted by our Nominating and Governance Committee, together with our Code of Ethics and Business Conduct, guide our approach to ethical business behavior and corporate political contributions. Our Global Political Contribution Policy provides that Iron Mountain does not make political contributions in any form or amount from corporate funds or resources, even when permitted by applicable law. Iron Mountain does not use corporate funds in support of or opposition to political candidates, political parties, political committees and other political entities organized and operating for political candidates or for “electioneering” communications.
The Company administers IMPAC, which is a non-partisan political action committee supporting congressional candidates at the federal level only. IMPAC is governed by a set of bylaws and supervised by a board of directors composed of senior managers from different areas of the Company. IMPAC allows eligible employees to pool their resources to support candidates who understand the issues important to the Company’s business and its employees. Participation in IMPAC is strictly voluntary. Except for administrative expenses, IMPAC is funded solely by the Company’s employees and directors and is not supported by funds from the Company. IMPAC complies with federal election laws and all other applicable laws and reports regularly to the Federal Election Commission.
The Company is a member of a number of trade associations that participate in public relations activities such as education and conferences, but not for the purpose of making political contributions. Our Code of Ethics and Business Conduct and our Global Political Contribution Policy are available on our website under the heading “Investors/Corporate Governance/Governance Documents.”
Our Nominating and Governance Committee annually reviews contributions by the IMPAC, determines the IMPAC board members and reviews the Company’s Political Contribution Policy and the Company’s compliance therewith.
DIRECTOR STOCK OWNERSHIP GUIDELINES
We maintain director stock ownership guidelines that require non-employee directors to achieve and maintain ownership of our Common Stock at or above a prescribed level. Our directors who are also employees of the Company are subject to the Company’s executive stock ownership guidelines described on page 55 of this Proxy Statement. We established these guidelines to help align long-term interests of directors with stockholders. The guidelines require each director to own and retain Common Stock, exclusive of unexercised stock options and performance shares or performance units (“PUs”), having a value equal to six times the director’s annual cash retainer earned for serving on the Board.
As of April 18, 2025, all of the Company’s non-employee directors are in compliance with the director stock ownership guidelines.
Each director subject to the Company’s stock ownership guidelines is required to retain an amount equal to 50% of the net shares received as a result of the settlement or vesting of restricted stock, restricted stock units (“RSUs”), PUs or the exercise of stock options until such director meets the minimum ownership threshold. “Net shares” are those shares that remain after shares are sold or netted to pay any applicable taxes or purchase price. Because directors must retain a percentage of shares resulting from the vesting of RSUs until they achieve the minimum share ownership threshold, there is no minimum time period required to comply initially with the guidelines.

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CORPORATE GOVERNANCE MATTERS
DIRECTOR COMPENSATION
2024 DIRECTOR COMPENSATION PLAN AND DIRECTOR DEFERRED COMPENSATION PLAN
Directors who are employees of the Company do not receive additional compensation for serving on the Board. Pursuant to the 2024 Company’s Compensation Plan for Non-Employee Directors, non-employee directors received an annual retainer of $85,000 in 2024, and committee members and committee chairs received annual retainer fees as set forth below:

	AUDIT COMMITTEE	COMPENSATION COMMITTEE	NOMINATING AND GOVERNANCE COMMITTEE	FINANCE COMMITTEE	RISK AND SAFETY COMMITTEE
Annual Committee Member Retainer	$15,000	$15,000	$15,000	$15,000	$15,000
Annual Committee Chair Retainer	$20,000	$20,000	$20,000	$20,000	$20,000
Any non-employee director who served on the Board or a committee for less than the entire year received a pro-rated retainer based on the dates such non-employee director served on the Board or the applicable committee. In addition, our Independent Chair of the Board receives a retainer of $160,000.
Non-employee directors received annual grants of RSUs for the number of whole shares of our Common Stock equal to $190,000 divided by the Fair Market Value (as defined in the 2014 Plan) on May 30, 2024, the date of our 2024 Annual Meeting of Stockholders. Non-employee directors who joined the Board after the 2024 Annual Meeting of Stockholders received a pro-rated grant as of the effective date of their appointment to the Board. The RSUs vested immediately on the date of grant.
The Director Deferred Compensation Plan (the “DDCP”) allows non-employee directors to defer the receipt of between 5% and 100% of their cash retainers, in which case participating non-employee directors (“Participants”) receive shares of phantom stock in an amount equal to the amount of the cash retainer deferred divided by the fair market value of one share of Common Stock as of the crediting date. Non-employee directors may also defer some or all of their annual RSU grant under the DDCP and receive a number of shares of phantom stock equal to the amount of the annual RSU grant. Dividends, if any, accrued on such phantom stock are deemed to be similarly deferred and credited to the participating non-employee director’s account. The phantom stock will be payable in shares of Common Stock on various dates selected by a Participant or following a Participant’s disability or cessation of service as a director. Deferral elections and elections relating to the timing are made prior to the period in which the retainers, fees and awards are earned. The Company does not contribute any matching, profit sharing or other funds to the DDCP for any Participants. Amounts under the DDCP are treated as invested in shares of our Common Stock. The DDCP is administered by the Chair of the Compensation Committee and the executive vice president primarily responsible for oversight and administration of our compensation programs.

2025 PROXY STATEMENT	27

CORPORATE GOVERNANCE MATTERS
2024 DIRECTOR COMPENSATION
The following table provides certain information concerning compensation earned by non-employee directors during the year ended December 31, 2024.

NAME	FEES EARNED OR PAID IN CASH ($)(1)	STOCK AWARDS ($)(2)	TOTAL ($)
Jennifer Allerton	$115,000	$189,941	$304,941
Pamela M. Arway	$275,000	$189,941	$464,941
Clarke H. Bailey	$150,000	$189,941	$339,941
Kent P. Dauten	$130,000	$189,941	$319,941
June Y. Felix(3)	—	—	—
Monte Ford	$135,000	$189,941	$324,941
Andre Maciel(4)	$50,313	$162,912	$213,225
Robin L. Matlock	$115,000	$189,941	$304,941
Wendy J. Murdock	$135,000	$189,941	$324,941
Walter C. Rakowich	$150,000	$189,941	$339,941
Theodore R. Samuels	$115,000	$189,941	$304,941
Doyle R. Simons	$135,000	$189,941	$324,941
(1)The amounts shown in this column reflect the portion of the director’s retainers payable in cash, including any of such amounts which such director elected to defer under the DDCP. Messrs. Samuels and Simons elected to defer 100% of their cash retainer fees to the DDCP.
(2)The amounts reported in the “Stock Awards” column reflect the aggregate grant date fair value of RSUs granted in 2024 computed in accordance with Financial Accounting Standards Board Accounting Standards Codification 718 (“FASB ASC Topic 718”). Assumptions used in the calculation of these amounts are included in Note 2 to the Company’s Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024. Each non-employee director, except for Mr. Maciel and Ms. Felix, was granted 2,385 RSUs on May 30, 2024. Mr. Maciel was elected as a non-employee director of the Company on July 22, 2024, and on that same day, he was granted 1,627 RSUs. Ms. Felix was elected to serve as a non-employee director effective January 1, 2025, and therefore did not receive any compensation in 2024. The amounts shown in this column reflect the portion of the director’s annual grant payable in the Company’s Common Stock, including any of such shares which such director elected to defer under the DDCP. Messrs. Bailey, Simons and Samuels elected to defer 100% of their RSUs granted in 2024 pursuant to the DDCP.
(3)The Board elected Ms. Felix to serve as a non-employee director of the Company effective January 1, 2025.
(4)The Board elected Mr. Maciel to serve as a non-employee director of the Company effective July 22, 2024.
MODIFICATIONS TO DIRECTOR COMPENSATION FOR 2025
The Nominating and Governance Committee annually reviews, with assistance from our independent compensation consultants, the compensation of our non-employee directors in comparison to companies with similar revenues and business and makes adjustments it believes are appropriate. Effective January 1, 2025, we modified our non-employee director compensation plan to (1) increase the annual Board retainer from $85,000 to $90,000 per year and (2) increase the annual stock grant value for each non-employee director from $190,000 to $220,000.
OTHER CORPORATE GOVERNANCE MATTERS
CODE OF ETHICS
Our Code of Ethics and Business Conduct applies to each of the Company’s employees, including officers and directors. Our Code of Ethics and Business Conduct is posted on our website, www.ironmountain.com, under the heading “Investors/Corporate Governance/ Governance Documents.” A printed copy of our Code of Ethics and Business Conduct is also available free of charge to any stockholder who requests a copy. We intend to disclose any amendment to, or waiver from, a provision of our Code of Ethics and Business Conduct applicable to our CEO, chief financial officer or principal accounting officer or controller by posting such information on our website. Any waivers applicable to any other executive officers will also be promptly disclosed to stockholders on our website.
SUSTAINABILITY
OUR APPROACH
At Iron Mountain, we are using our influence and expertise to drive innovations that will protect and elevate the power of our customers’ work and make a lasting, positive impact on people, the planet and our overall performance. We are committed to sustainable growth, which is highlighted through our initiatives and targets within our company.

28

CORPORATE GOVERNANCE MATTERS
SUSTAINABILITY OVERSIGHT AND GOVERNANCE
Our sustainability governance framework is designed to provide oversight of our:
▲Progress against our global sustainability strategy and goals, with a view of our programs and processes to meet those targets
▲Business unit planning to help support the attainment of the enterprise sustainability goals
▲Processes to measure and report on progress in alignment with regulatory requirements and voluntary reporting frameworks
▲Identification, assessment and management of climate-related risks
These objectives are achieved through a multi-layered leadership model focused on the management and oversight of key sustainability issues.
We believe that effective oversight of sustainability matters is vital to driving sustainable practices. On behalf of our Board, the Nominating and Governance Committee has primary responsibility for overseeing the Company’s strategy, policies and risks relating to ESG. The Nominating and Governance Committee has responsibility for coordinating such oversight with the full Board, as it deems appropriate, reviewing the Company’s ESG initiatives, monitoring key performance metrics and addressing emerging ESG issues.
Executive leadership is essential to delivering on our sustainability commitments and promoting trust in what we say and do. Our Sustainability Executive Steering Committee (“SESC”) is chaired by our General Counsel and Corporate Secretary and includes business and functional leaders who report directly to our CEO. The SESC is responsible for allocating resources as needed to implement our sustainability strategy and meet objectives, monitoring sustainability performance against company goals, and reporting to the Nominating and Governance Committee and full Board on our sustainability program and our progress.

KEY INITIATIVES
▲We have near-term and long-term science-based emissions reduction targets that have been validated by the Science Based Targets initiative, including our net-zero-by-2040 commitment.
▲We are committed to sourcing clean energy for 100% of our global electricity consumption by 2040.
▲We leverage our sustainable business practices to add value to our product offerings. We have identified products and services that can help customers meet their sustainability goals. Customers can reduce greenhouse gas (“GHG”) emissions with Green Power Pass in our data centers, remarket or recycle electronic waste with Secure IT Asset Lifecycle Management services and reduce plastic and paper waste through our secure destruction services.
▲Effective talent management is critical to our success, enabling us to retain and develop top performers who deliver our business objectives, drive innovation, and provide exceptional service for our customers. In 2024, the Company developed and delivered more than 12,000 hours of content through our learning and talent development programs. These programs and resources support our employees as they grow and develop personally and professionally, and enable them to contribute at their best.

▲Our volunteer-based global employee resource groups play an essential role in supporting talent attraction, retention and development, and serving as valuable allies across our company. Each group is sponsored by one or more members of Iron Mountain’s Executive Leadership Team.
▲Led by our President and CEO, William Meaney, our Inclusive Leadership Alliance (the “Alliance”) includes members of the Executive Leadership Team and plays a pivotal role in driving growth. The Alliance reviews and supports key initiatives, monitors progress toward enterprise goals, ensures accountability through measurable targets, and communicates achievements to stakeholders.
▲We offer financial and in-kind support to our global community through our Living Legacy Initiative, which is our commitment to help preserve and make accessible cultural and historical information and artifacts.
▲Our volunteer program continues to grow. In 2024, more employees engaged in volunteer activities, increasing both the number of community organizations supported and the number of hours volunteered, allowing us to achieve our goal of volunteering 100,000 hours by 2025.

SUSTAINABILITY REPORT
We transparently report on our sustainability efforts and the advancement of our objectives by using widely adopted reporting frameworks such as the Global Reporting Initiative, CDP and EcoVadis. We report sustainability topics in our annual Sustainability Report, which has extensive information on specific topics and is available on the “About Us” section of our website, www.ironmountain.com, under the heading “Sustainability”. Our Sustainability Report is not incorporated herein by reference. We continue to monitor evolving regulatory requirements related to sustainability reporting to ensure we are prepared when they come into force.

2025 PROXY STATEMENT	29

STOCK AND CASH INCENTIVE PLAN
The Board has unanimously approved, and unanimously recommends that the stockholders of the Company approve an amendment to the 2014 Plan, as attached hereto as Appendix A (the “Plan Amendment”), which (i) increases the number of shares of Common Stock authorized for issuance under the 2014 Plan by 4,600,000, from 20,750,000 to 25,350,000, and (b) extends the termination date of the 2014 Plan from May 12, 2031 to May 29, 2035.
The Board believes that equity interests are a significant factor in the Company’s ability to attract, retain and motivate key employees, directors and other service providers (generally, and in connection with acquisitions) that are critical to the Company’s long-term success and that an increase in the number of shares available for issuance under the 2014 Plan is necessary in order to provide those persons with incentives to serve the Company.

REQUIRED VOTE
The affirmative vote of holders of a majority of the votes properly cast at the Annual Meeting is required to approve the Plan Amendment to increase the number of shares of Common Stock issuable thereunder by 4,600,000, from 20,750,000 to 25,350,000, and extend the termination date of the 2014 Plan from May 12, 2031 to May 29, 2035.
For the purpose of determining whether a majority of the votes have been cast in favor of the approval of the Plan Amendment, only those cast “For” or “Against” are included, and any abstentions or broker non-votes will not count in making that determination. Additionally, NYSE rules require that at least a majority of the votes that all stockholders are entitled to cast at the Annual Meeting must vote on the Plan Amendment, whether for or against. Because the NYSE requirement sets the higher standard, this item will not pass unless the number of votes meeting the NYSE voting requirements have been cast on this matter.

2014 PLAN
FACTORS FOR SHARE INCREASE
In approving the increase in the number of shares reserved for issuance under the 2014 Plan, the Board considered the following factors:
EQUITY RUN RATE
As of March 31, 2025, only 2,974,852 total shares remained available for grant under the Company’s equity plans, all of which are available under the 2014 Plan. As of March 31, 2025, there are no shares remaining available for grant under the Iron Mountain Incorporated 2002 Stock Incentive Plan. The Board believes that the proposed increase of 4,600,000 shares under the 2014 Plan should result in an adequate number of shares of Common Stock for future awards for approximately five (5) years, although this forecast includes several assumptions and there are a number of factors that could impact the Company’s future equity share usage. Among the factors that will impact the Company’s share usage are: changes in market grant values; changes in the number of recipients; changes in the Company’s stock price; payout levels of performance-based awards; changes in the structure of the Company’s long-term incentive programs; and forfeitures of outstanding awards.
OVERHANG
If stockholders approve the increase in the reserve under the 2014 Plan, the total shares available for grant under all of the Company’s equity plans would be 7,574,852 and would represent approximately 2.6% of 294,968,183 shares of Common Stock outstanding as of March 31, 2025.
As of March 31, 2025, the Company had approximately 2,694,768 full value awards outstanding under all of its equity plans. In addition, as of March 31, 2025, the Company had approximately 3,585,927 stock options outstanding under all of its equity plans, which stock options had a weighted average exercise price of $39.21 and a weighted average remaining term of 3.95 years. If stockholders approve the Plan Amendment, as of March 31, 2025, the potential overhang(1) from all stock awards granted and available to employees and directors would increase from 3.0% to 4.5%.
(1)     Overhang is calculated by dividing (1) the sum of (i) the number of shares of Common Stock subject to equity awards outstanding as of March 31, 2025 and (ii) the number of shares of Common Stock available for future grants, by (2) the sum of (x) number of shares of Common Stock outstanding as of March 31, 2025 and (y) equity awards outstanding and available for grant.
The closing price of the Company’s Common Stock on March 31, 2025 was $86.04.

30

STOCK AND CASH INCENTIVE PLAN
SUMMARY OF THE 2014 PLAN
The following summary of the material features of the 2014 Plan is qualified in its entirety by reference to the complete text of the 2014 Plan, which is filed as an appendix to the Company’s Proxy Statements on Schedule 14A filed on December 23, 2014, as amended by the First Amendment to the Iron Mountain Incorporated 2014 Stock and Cash Incentive Plan, filed as Exhibit 10.1 to the Company’s Form 8-K, dated May 23, 2017, the Second Amendment to the Iron Mountain Incorporated 2014 Stock and Cash Incentive Plan, filed as Exhibit 10.01 to the Company’s Form 10-Q for the quarter ended September 30, 2018, and the Third Amendment to the Iron Mountain Incorporated 2014 Stock and Cash Incentive Plan, filed as Exhibit 10.01 to the Company’s Current Report on Form 8-K dated May 17, 2021.

The 2014 Plan permits the issuance of equity-based awards, including incentive stock options (“ISOs”), nonqualified stock options (“NSOs”), grants of Common Stock, whether or not subject to restrictions, stock appreciation rights (“SARs”), RSUs and PUs, that vest based on certain performance criteria, and cash-based awards that may be earned based on certain performance criteria (collectively, “Awards”). The 2014 Plan initially reserved 7,750,000 shares of Common Stock, which was subsequently increased to 12,750,000 by an amendment that was adopted by resolution of the Board on March 24, 2017 and further increased to 20,750,000 by an amendment that was adopted by resolution of the Board on March 22, 2021. If stockholders approve the Plan Amendment, the total amount of Common Stock authorized for issuance under the 2014 Plan will be 25,350,000.

EFFECTIVE DATE AND DURATION

The 2014 Plan became effective on January 20, 2015. The 2014 Plan currently provides for termination on May 12, 2031 or May 29, 2035 if the Plan Amendment is approved, unless earlier terminated by the Board. Termination of the 2014 Plan will not affect Awards made prior to termination, but no new Awards will be made after the 2014 Plan terminates.

PURPOSE AND ELIGIBILITY

The purpose of the 2014 Plan is to advance the interests of our stockholders by enhancing our ability to attract, retain and motivate persons who are expected to make important contributions to us and our affiliates, and to provide those persons with equity ownership opportunities and performance-based equity and cash compensation. For this purpose, any present or future parent or subsidiary corporation, and any other present or future business venture in which we have a controlling interest, may be treated as an affiliate of ours.

The persons eligible to receive Awards are our and our affiliates’ employees, officers, directors, consultants and advisors. The recipient of an Award under the 2014 Plan is referred to below as a “Participant.” At this time, we consider approximately 800 persons eligible to receive Awards pursuant to the 2014 Plan.
ADMINISTRATION
Although our Board has the authority to administer the 2014 Plan, it has generally delegated this authority to the Compensation Committee, which administers all of our equity-based compensation plans. Each member of the Compensation Committee is a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Exchange Act and qualifies as independent under NYSE listing standards.

Subject to the terms of the 2014 Plan, the Compensation Committee has the authority to: (1) select or approve Award recipients; (2) determine the terms and conditions of Awards, including the price to be paid for any Common Stock; and (3) interpret the 2014 Plan and prescribe rules and regulations for its administration.

Awards, at the discretion of the Compensation Committee, may be transferable to members of a Participant’s immediate family or to a family partnership or trust for the benefit of a Participant’s immediate family.
SHARES SUBJECT TO THE 2014 PLAN
The total number of shares of our Common Stock that may be subject to Awards under the 2014 Plan may not exceed 20,750,000 shares, or 25,350,000 shares if the Plan Amendment is approved. The shares may be authorized but unissued shares or treasury shares. The total amount of Common Stock that may be granted under the 2014 Plan to any single person in any year may not exceed in the aggregate 1,250,000 shares. The aggregate economic value of all equity-based and equity-related Awards granted under the 2014 Plan in any year to any director who is not an employee of the Company shall not exceed $500,000, determined, for each Award, by using the Fair Market Value (as defined in 2014 Plan) as of the date such Award is granted. In the event a cash-based Award under the 2014 Plan is made, such Award shall not exceed $7,500,000 in any year to any single person.

To the extent that an option or other form of Award lapses or is forfeited, the shares subject to the Award will again become available for grant under the terms of the 2014 Plan.

As of March 31, 2025, 6,280,695 equity-based Awards were outstanding under the 2014 plan, consisting primarily of stock options, target PUs and RSUs.

2025 PROXY STATEMENT	31

STOCK AND CASH INCENTIVE PLAN
STOCK OPTIONS
The Compensation Committee may grant ISOs and NSOs (each as defined in the 2014 Plan) under the 2014 Plan. The Compensation Committee determines the number of shares of Common Stock subject to each option, its exercise price, its duration and the manner and time of exercise; provided, however, that no option may be issued under the 2014 Plan with an exercise price that is less than the Fair Market Value of our Common Stock as of the date the option is granted, no option will have a duration that exceeds ten years, and dividends and dividend equivalents shall not be paid with respect to an option. ISOs may be issued only to employees of the Company or a corporate subsidiary thereof and, in the case of a more than ten percent stockholder, must have an exercise price that is at least 110% of the Fair Market Value of our Common Stock as of the date the option is granted, and may not have a duration of more than five years.

The Compensation Committee, in its discretion, may provide that any option is subject to vesting limitations that make it exercisable during its entire duration or during any lesser period of time.

The exercise price of an option may be paid in cash, by delivery of a recourse promissory note secured by the Common Stock acquired upon exercise of the option (except that such a loan would not be available to any of our executive officers or directors), by means of a “cashless exercise” procedure in which a broker transmits to us the exercise price in cash, either as a margin loan or against the Participant’s notice of exercise and confirmation by us that we will issue and deliver to the broker stock certificates for that number of shares of Common Stock having an aggregate Fair Market Value equal to the exercise price, or agrees to pay the exercise price to us in cash upon our receipt of stock certificates, by delivery of shares of Common Stock owned by the Participant, by a “net exercise” in the case of an NSO or by any combination of the methods listed.

Except in connection with a corporate transaction involving the Company, the terms of an option may not be amended to reduce the exercise price (or cancel the option for cash, other Awards or other options with an exercise price less than the exercise price of the existing option) without stockholder approval.
STOCK APPRECIATION RIGHTS
The Compensation Committee may also grant SARs to Participants on such terms and conditions as it may determine. SARs may be granted separately or in connection with an option. No SAR may be issued under the 2014 Plan with an exercise price that is less than the Fair Market Value of our Common Stock as of the date the SAR is granted, and no SAR will have a duration that exceeds ten years. Dividends and dividend equivalents shall not be paid with respect to a SAR. Upon the exercise of a SAR, the Participant is entitled to receive payment equal to the excess of the Fair Market Value, on the date of exercise, of the number of shares of Common Stock for which the SAR is exercised over the exercise price for the Common Stock under a related option or, if there is not a related option, over an amount per share stated in the agreement setting forth the terms and conditions of the SAR.

Payment to the Participant may be made in cash or other property, including Common Stock, in accordance with the provisions of the SAR agreement.

Except in connection with a corporate transaction involving the Company, the terms of a SAR may not be amended to reduce the exercise price (or cancel a SAR for cash, other Awards or other SARs with an exercise price less than the exercise price of the existing SAR) without stockholder approval.
STOCK GRANTS
The Compensation Committee may make an Award in the form of one or more of the following forms of stock grant. Stock grants (including RSUs and PUs at settlement) generally will provide the Participant with all of the rights of a stockholder, including the right to vote and to receive payment of dividends.
STOCK GRANT WITHOUT RESTRICTION
The Compensation Committee may make a stock grant without any restrictions.
RESTRICTED STOCK AND RESTRICTED STOCK UNITS
The Compensation Committee may issue shares of Common Stock to a Participant with restrictions determined by the Compensation Committee in its discretion. Restrictions could include conditions that require the Participant to forfeit the shares in the event that the Participant ceases to provide services to us or any of our affiliates thereof before a stated time.

RSUs are similar to restricted stock except that no shares are actually issued to the Participant on the RSU grant date. Rather, and provided all applicable restrictions are satisfied, shares of Common Stock are generally delivered at settlement of the Award. The period of restriction, the number of shares of restricted stock or the number of RSUs granted, the purchase price, if any, and such other conditions and/or restrictions as the Compensation Committee may establish will be set forth in an Award agreement.

Participants holding RSUs will not have voting rights or other rights as a stockholder until any shares related to the RSU are issued. After all conditions and restrictions applicable to restricted shares and/or RSUs have been satisfied or have lapsed, shares of restricted stock will become freely transferable and RSUs may be settled in cash, in shares of our Common Stock, or in some combination of cash and shares of our Common Stock, as determined by the Compensation Committee and stated in the Award agreement.

32

STOCK AND CASH INCENTIVE PLAN
PERFORMANCE SHARES AND PERFORMANCE UNITS
With respect to an Award of performance shares and/or PUs, the Compensation Committee will establish performance periods and performance goals. The extent to which a Participant achieves his or her performance goals during the applicable performance period will determine the value and/or the number of performance shares and/or PUs earned by such Participant. Payment of earned performance shares and/or PUs will be in cash, shares of our Common Stock, or some combination of cash and shares of our Common Stock, as determined by the Compensation Committee and stated in the Award agreement.
MINIMUM VESTING PERIODS
Except as described below, no equity-based award may vest, in whole or in part, before the first anniversary of the date of grant or, in the case of vesting upon the attainment of performance goals or other performance-based objectives, the first anniversary of the commencement of the period over which performance is evaluated. Notwithstanding the foregoing, (i) the Compensation Committee may provide that a vesting restriction may lapse or be waived upon the Participant’s termination of employment or other service due to death, disability or retirement, (ii) this vesting restriction will automatically lapse if a vesting change of control as described page 34 applies, (iii) equity-based awards that either (a) result in the issuance of an aggregate of up to 5% of the shares available for grant or (b) are substitute awards that do not reduce the vesting period of the award being replaced, may be granted without respect to this vesting restriction, and (iv) for purposes of equity-based awards to any director who is not an employee of the Company or its affiliates, a vesting period will be deemed to be one year if it runs from the date of one of the Company’s annual shareholder meetings to the date of the Company’s next annual shareholder meeting.
DIVIDENDS
Participants holding restricted stock and performance shares will be entitled to receive dividends on our shares, provided that in the discretion of the Compensation Committee Participants will not be entitled to dividends with respect to unvested restricted stock and performance shares until the stock or shares vest, respectively. Dividend equivalent units may, but are not required to, be issued with respect to RSUs or PUs and may be paid in cash, additional shares of our Common Stock, or a combination on the date the shares are delivered, all as determined by the Compensation Committee and stated in the Award agreement.
CASH-BASED AWARDS
The Compensation Committee may make a cash-based Award in an amount and upon such terms as the Compensation Committee may determine, based on the achievement of performance goals established by the Compensation Committee.
PERFORMANCE GOALS
Prior to the Tax Cuts and Jobs Act of 2017 (“TCJA”) eliminating the performance-based compensation exemption, if the Compensation Committee made an Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code as then in effect (including a PU or a cash-based Award), the performance goals selected by the Compensation Committee needed to be based on the achievement of specified levels of one, or any combination, of the following business criteria, measured in the aggregate or on a per share basis (if appropriate): EBITDA (earnings before interest, taxes, depreciation and amortization); OIBDA (operating income before depreciation and amortization); adjusted OIBDA or Contribution (as defined in the 2014 Plan); gross revenues; storage rental revenue; growth rate; capital spending; capital efficiency; maintenance capital spending; free cash flow; funds from operations (as defined by the National Association of Real Estate Investment Trusts); funds from operations (normalized); adjusted funds from operations; building utilization; racking utilization; dividends; same store sales; same store net operating income; operating income (before or after taxes); net operating income; attaining budget; return on total or incremental invested capital; gross profit or margin; operating profit or margin; net earnings (before or after taxes); earnings per share; adjusted earnings per share; net income; share price (including but not limited to growth measures and total stockholder return); return on assets, return on equity, return on sales or return on revenue; other cash flow measures (including operating cash flow, cash flow return on equity, cash flow return on investment and free cash flow before acquisitions and discretionary investments); productivity ratios or metrics; market share; customer satisfaction; working capital targets; storage volume; organizational or transformational metrics; and achievement of stated corporate goals including, but not limited to acquisitions or dispositions, alliances, joint ventures, international development, and internal expansion. Although the 2014 Plan continues to provide the foregoing business criteria as possible performance-based metrics for an Award, the TCJA’s elimination of the performance-based compensation exemption under Section 162(m) of the Code may cause certain of our compensation arrangements to result in non-deductible compensation when the total exceeds $1,000,000 (other than certain historical awards that meet transition rules for continued deductibility under the TCJA).

Any such criteria, whether alone or in combination, may be applied on the basis of our and/or our affiliates as a whole or on any business unit or subset of us and/or an affiliate of ours and may be measured directly, as a growth rate or by comparing the result to the performance of a group of competitor companies, a published or special index determined by the Compensation Committee or other benchmarks determined by the Compensation Committee. The objectives shall be further adjusted by the Compensation Committee as necessary to eliminate the effect on the stated performance goals of unplanned acquisitions or dispositions, changes in foreign exchange rates, discrete tax items identified by the Compensation Committee, changes in accounting standards, variances to planned annual incentive compensation expense and expenses associated with unusual or extraordinary items that could not be reasonably anticipated, as long as those items or changes are material to the performance measure.

After the close of the applicable performance period, which may consist of more than one year, and generally before the close of the next year’s first quarter, the Compensation Committee will determine the extent to which the performance goals were satisfied and make a final determination with respect to an Award.

In the event that applicable tax laws change to permit Compensation Committee discretion to alter the performance goals without obtaining stockholder approval, the Compensation Committee will have sole discretion to make any such alterations.

2025 PROXY STATEMENT	33

STOCK AND CASH INCENTIVE PLAN
EFFECT OF CERTAIN CORPORATE TRANSACTIONS
In the event of a stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution on our Common Stock other than an ordinary cash dividend, the Compensation Committee shall make equitable adjustments to Awards as it, in its sole discretion, deems appropriate. In the case of (1) a merger or consolidation of the Company with or into another entity pursuant to which all of our Common Stock is cancelled or converted into or exchanged for the right to receive cash, securities or other property, (2) any transfer or disposition of all of our Common Stock for cash, securities or other property pursuant to a share exchange or other transaction, (3) the sale or other disposition of all or substantially all of the Company’s assets, or (4) any liquidation or dissolution of the Company, the Compensation Committee may take any of a number of actions including providing for the assumption of Awards, the termination of Awards (with advance notice permitting exercise), Awards to become exercisable at or prior to the event, the liquidation of Awards or any combination of the foregoing.

The 2014 Plan also provides that any unvested Awards will generally vest immediately should a Participant be terminated by us or our successor (or should the Participant terminate for “good reason”) in connection with a “vesting change in control” within 14 days prior or 12 months after the vesting change in control.

A vesting change of control is generally defined to include, among other things: (1) a sale of us or substantially all of our assets; (2) the acquisition by a person or group of securities representing 50% or more of the voting power of the Company’s securities entitled to vote in the election of directors; or (3) certain changes in the composition of our board of directors over a period of time that are not approved by our board of directors. “Good reason” for this purpose is generally defined to include: (i) a diminution in the total annual compensation or material diminution in benefits the Participant is eligible to receive; or (ii) a requirement by us that the Participant be based at an office that is greater than 50 miles from the location of the Participant’s office immediately prior to the vesting change in control.
AMENDMENTS TO THE 2014 PLAN
Our Board may amend, suspend or terminate the 2014 Plan in whole or in part at any time provided that stockholder approval shall be required to the extent necessary under the rules applicable to ISOs or under NYSE or other applicable securities exchange rules.

The Compensation Committee may, without stockholder approval, amend the 2014 Plan as necessary to enable Awards to qualify for favorable foreign tax, securities or other treatment in the case of a Participant who is subject to a jurisdiction outside the United States.
TAX TREATMENT
The following description of the federal income tax consequences of Awards is general, does not purport to be complete, and does not describe state, local or foreign tax consequences.
TAX TREATMENT OF NONQUALIFIED STOCK OPTIONS
A Participant realizes no taxable income when an NSO is granted. Instead, the difference between the Fair Market Value of the Common Stock acquired pursuant to the exercise of the option and the exercise price paid is taxed as ordinary compensation income when the option is exercised. The difference is measured and taxed as of the date of exercise, if the Common Stock is not subject to a “substantial risk of forfeiture,” or as of the date or dates on which the risk terminates in other cases. A Participant may elect to be taxed on the difference between the exercise price and the Fair Market Value of the Common Stock on the date of exercise, even though some or all of the Common Stock acquired is subject to a substantial risk of forfeiture. Once ordinary compensation income is recognized, gain on the subsequent sale of the Common Stock is taxed as short-term or long-term capital gain, depending on the holding period after exercise. We receive no tax deduction on the grant of a nonqualified stock option, but we are entitled to a tax deduction when a Participant recognizes ordinary compensation income on or after exercise of the option, in the same amount as the income recognized by the Participant.
TAX TREATMENT OF INCENTIVE STOCK OPTIONS
Generally, a Participant incurs no federal income tax liability on either the grant or the exercise of an ISO, although a Participant will generally have taxable income for alternative minimum tax purposes at the time of exercise equal to the excess of the Fair Market Value of the Common Stock subject to the option over the exercise price. Provided that the Common Stock is held for at least one year after the date of exercise of the option and at least two years after its date of grant, any gain realized on a subsequent sale of the Common Stock will be taxed as long-term capital gain. If the Common Stock is disposed of within a shorter period of time, the Participant will recognize ordinary compensation income in an amount equal to the difference between the Fair Market Value of the stock on the date of exercise (or the sale price of the shares sold, if less) over the exercise price. We receive no tax deduction on the grant or exercise of an ISO, but we are entitled to a tax deduction if the Participant recognizes ordinary compensation income on account of a premature disposition of shares acquired on exercise of an ISO, in the same amount and at the same time as the Participant recognizes income.
TAX TREATMENT OF STOCK APPRECIATION RIGHTS
A Participant realizes no income upon the grant of an SAR, but upon its exercise recognizes ordinary compensation income in an amount equal to the cash or cash equivalent received at that time. If the Participant receives Common Stock upon exercise of an SAR, he or she recognizes ordinary compensation income equal to the Fair Market Value of the Common Stock received (reduced, if applicable, by the base amount set forth in the related agreement), assuming the Common Stock is not subject to a substantial risk of forfeiture at exercise. We are entitled to a tax deduction in the amount of ordinary compensation income recognized.

34

STOCK AND CASH INCENTIVE PLAN
TREATMENT OF STOCK GRANTS
A person who receives an Award of Common Stock without any restrictions will recognize ordinary compensation income equal to the Fair Market Value of the Common Stock over the amount (if any) paid. If the Common Stock is subject to restrictions, the recipient generally will not recognize ordinary compensation income at the time the Award is received but will recognize ordinary compensation income when restrictions constituting a substantial risk of forfeiture lapse. The amount of that income will be equal to the excess of the aggregate Fair Market Value, as of the date the restrictions lapse, over the amount (if any) paid for the Common Stock. Alternatively, a Participant may elect to be taxed, pursuant to Section 83(b) of the Code, on the excess of the Fair Market Value of the Common Stock at the time of grant over the amount (if any) paid for the Common Stock, notwithstanding any restrictions. All such taxable amounts are deductible by us at the time and in the amount of the ordinary compensation income recognized by the Participant.

A Participant who receives RSUs or PUs generally will not recognize ordinary compensation income at the time of grant. Rather, the Participant will generally recognize ordinary compensation income equal to the Fair Market Value of the Common Stock or cash received less the price paid, if any, at the time the RSU or PU settles shortly after vesting. When any Common Stock received is subsequently sold, the Participant generally will recognize capital gain or loss equal to the difference between the amount realized upon the sale of the shares and his or her tax basis in the shares (generally, the Fair Market Value of the stock when acquired plus any amount paid). The capital gain or loss will be long-term if the stock was held for more than one year or short-term if held for a shorter period. The Company will be entitled to a tax deduction when the Participant recognizes ordinary compensation income.
DIVIDENDS
The full amount of dividends or other distributions of property made with respect to stock grants before the lapse of any applicable restrictions will constitute ordinary compensation income, and the Company is entitled to a deduction at the same time and in the same amount as the income is realized by the Participant (unless an election under Section 83(b) of the Internal Revenue Code has been made). Dividend equivalents on RSUs and PUs will be taxed as additional ordinary compensation income at settlement, and we will be entitled to a deduction at the same time and in the same amount.
SECTION 162(M) OF THE CODE
Section 162(m) of the Code generally disallows an income tax deduction to public companies for compensation in excess of $1,000,000 paid in any year to the principal executive officer, the principal financial officer and the three other most highly compensated executive officers. In addition, each person covered by Section 162(m) of the Code for a particular year after 2016 remains subject to the $1,000,000-limit in subsequent years, even if not included in that group for the year. As noted above, TCJA eliminated after 2017 the performance-based compensation exemption. As a result, it is expected that certain of our compensation arrangements will result in non-deductible compensation when the total exceeds $1,000,000, except certain historical awards that meet transition rules for continued deductibility under the TCJA. Nevertheless, the deductibility of compensation is but one of the critical factors in the design and implementation of any compensation arrangement, and the Compensation Committee and our Board reserve the right to pay nondeductible compensation when appropriate.
AWARD INFORMATION
The benefits or amounts that may be received or allocated to any individual under the 2014 Plan are not determinable, other than amounts that may be received by each non-employee director under Iron Mountain’s existing Compensation Plan for Non-Employee Directors, which provides for an annual stock grant of that number of whole shares of Iron Mountain Common Stock determined by dividing $220,000 by the stock’s Fair Market Value on the date of grant, in addition to various cash retainers.

2025 PROXY STATEMENT	35

EXECUTIVE COMPENSATION
In accordance with the requirements of Section 14A of the Exchange Act and related rules of the SEC, we are including this separate proposal for stockholders to approve, on a non-binding, advisory basis, the compensation of our named executive officers listed in the Summary Compensation Table appearing on page 57 of this Proxy Statement (collectively, our “Named Executive Officers” or our “NEOs”).
Our executive compensation is designed to reward performance that contributes to the long-term success of the Company and our stockholders and to attract, motivate, and retain the senior management talent required to achieve our corporate objectives and increase stockholder value. At the core of our executive compensation programs is our “pay for performance” philosophy that links competitive levels of executive compensation to achievements of our overall strategy and business goals, including predetermined performance criteria. We believe our compensation program is strongly aligned with the interests of our stockholders and sound corporate governance principles. We urge you to read the “Compensation Discussion and Analysis” section of this Proxy Statement and the compensation tables and the related notes and narratives in this Proxy Statement for additional details on our executive compensation, including our compensation philosophy and objectives and the compensation of our NEOs.
The vote on this proposal is not intended to address any specific element of compensation; rather, the vote relates to the overall compensation of our NEOs, as described in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. To the extent there is any significant vote against the compensation paid to the NEOs as disclosed in this Proxy Statement, the Compensation Committee will evaluate whether any actions are necessary to address the concerns of stockholders.
We believe the compensation paid to our NEOs for fiscal year 2024 appropriately reflects and rewards our executive officers’ contributions to the performance of Iron Mountain and is aligned with the long-term interests of our stockholders. In deciding how to vote on this proposal, stockholders are encouraged to read the “Compensation Discussion and Analysis” and “Executive Compensation” sections of this Proxy Statement.
Based on the above, we request that you indicate your support for our executive compensation philosophy and practices by voting to approve, on a non-binding, advisory basis, the following resolution:
“RESOLVED, that the compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables, and the related notes and narrative discussion in the Proxy Statement for the 2025 Annual Meeting of Stockholders, is hereby APPROVED.”

REQUIRED VOTE
The affirmative vote of a majority of the votes properly cast at the Annual Meeting is required to approve the non-binding advisory vote on the compensation of our NEOs, as described in the “Compensation Discussion and Analysis” section of this Proxy Statement and compensation tables and the related notes and narratives in this Proxy Statement. For the purposes of determining the number of votes cast, only those cast “For” or “Against” are included. The opportunity to vote on this resolution is required pursuant to Section 14A of the Exchange Act. However, as an advisory vote, the vote on this resolution is not binding upon the Company and serves only as a recommendation to the Board. Nonetheless, the Compensation Committee, which is responsible for designing and administering our executive compensation programs, and the Board value the opinions expressed by stockholders and will consider the outcome of the vote when making future executive compensation decisions.
Our current policy is to provide stockholders with an opportunity to approve executive compensation each year at our annual meeting of stockholders. We currently expect that the next such vote will occur at our 2026 Annual Meeting of Stockholders.

36

EXECUTIVE COMPENSATION
COMPENSATION DISCUSSION AND ANALYSIS
EXECUTIVE SUMMARY
OVERVIEW
Iron Mountain was founded in an underground facility near Hudson, New York in 1951 where it stored business records. Today, we are a global leader in information management services, and we are trusted by more than 240,000 customers in 61 countries, including approximately 95% of the Fortune 1000, to help unlock value and intelligence from their assets through services that transcend the physical and digital worlds. Our broad range of solutions address their information management, digital transformation, information security, data center and asset lifecycle management (“ALM”) needs. Our longstanding commitment to safety, security, sustainability and innovation in support of our customers underpins everything we do. We currently serve customers across an array of market verticals — commercial, legal, financial, healthcare, technology, insurance, life sciences, energy, business services, entertainment and government organizations. As of December 31, 2024, we employed approximately 29,000 people.
This Compensation Discussion and Analysis explains the guiding principles and practices of our executive compensation program and the compensation paid each individual who served as a named executive officer in 2024. The 2024 compensation of our named executive officers appropriately reflects and rewards their significant contributions across Iron Mountain’s global businesses.
Together with the other members of our executive team, these leaders advance the strategic and operational results that drive stockholder value. Our NEOs as of December 31, 2024 were:

NAMED EXECUTIVE OFFICER	TITLE
William L. Meaney	Chief Executive Officer
Barry Hytinen	Executive Vice President and Chief Financial Officer
Mark Kidd	Executive Vice President and General Manager, Data Centers and ALM
Greg McIntosh	Executive Vice President, Chief Commercial Officer and General Manager, Global Records and Information Management
Mithu Bhargava	Executive Vice President and General Manager, Digital Business Unit
COMPENSATION PHILOSOPHY AND PRACTICES
Our executive compensation programs are designed to attract, retain and focus the talents and energies of our executives on meeting the current and future objectives of the Company and are guided by the following design principles:
General Program Competitiveness – In order to attract and retain top performing executives, we establish overall Total Direct Compensation (“TDC”). We define TDC as base salary plus short-term incentive (“STI”) compensation plus long-term incentive (“LTI”) compensation. We determine TDC, with reference to relevant external benchmarks, and the positioning of each executive’s pay relative to market benchmarks reflects experience, proficiency, strategic importance, and performance of required duties.
Pay for Performance – The majority of compensation for our NEOs is performance-based. We award short- and long-term variable, performance-based compensation intended to deliver target compensation when our NEOs meet goals established by our Compensation Committee. Our compensation practices include the potential for above-target compensation (up to a maximum) when rigorous goals are achieved and below-target compensation when established goals are not achieved.
Internal Parity – The overall target TDC opportunity for each executive reflects the responsibility, scope and complexity of that individual’s role within the Company.
Alignment with Business Strategies and Stockholders – Our executive compensation programs reward achievement of enterprise financial goals and strategic objectives that drive long-term stockholder value creation, thereby aligning the interests of our executives with our stockholders.

2025 PROXY STATEMENT	37

EXECUTIVE COMPENSATION
We maintain the following policies and practices that drive our executive compensation programs:

WHAT WE DO	WHAT WE DON’T DO

   Align executive pay with performance
   Ensure proper balance of short- and long-term orientation in our incentive programs with a significant portion of executive target compensation at risk
   Maintain meaningful executive stock ownership requirements
   Include executive clawback policy on all incentive compensation
   Hold an annual “Say-On-Pay” advisory vote
   Retain an independent compensation consultant
   Maintain an insider trading policy that prevents hedging and pledging of shares

   No change in control “single trigger” equity acceleration provisions
   No excise tax gross-ups in connection with a change in control
   No dividends or dividend equivalents paid until vesting
   No supplemental executive retirement plans

2024 PERFORMANCE AND PAY HIGHLIGHTS
In 2024, we continued to execute well against the growth strategy of Project Matterhorn and achieved all-time record results for revenue, Adjusted EBITDA, and Adjusted Funds from Operations (“AFFO”)(1). We delivered double-digit revenue growth with strength across each of our business segments. Our core global records and information management (“RIM”) business grew 7%(2), while our growth businesses, including global digital solutions, data center, and asset lifecycle management (“ALM”), collectively grew in excess of 20% and represent an increasingly larger portion of our revenue. Our success also continues to be supported by our broad and growing solutions offerings, deep customer relationships, and outstanding customer service from our dedicated Mountaineers.
2024 FINANCIAL AND OPERATIONAL PERFORMANCE
For the year ended December 31, 2024, our revenue was $6.15 billion, an increase of 12% on a reported basis and 13% on a constant currency basis. Adjusted EBITDA, increased 14% on a reported basis to $2.24 billion, exceeding the high end of our 2024 full year guidance. AFFO increased 11% to $1.34 billion or $4.54 on a per-share basis.
Additional 2024 financial and operational performance highlights include:

▲Organic revenue grew 9% compared to the prior year.
▲Adjusted EBITDA margin increased to 36.4% from 35.8% in the prior year.
▲Global RIM segment revenue increased 7%, including double-digit growth in our digital solutions business, and Adjusted EBITDA increased 10%.
▲Global data center business revenue increased 25% to $620 million and Adjusted EBITDA grew 31%. We signed new and expansion data center leases totaling 116 megawatts while also increasing our total potential capacity to 1.280 gigawatts, a nearly 50% increase.
▲Our ALM business revenue increased 119% in 2024, driven by 28% organic growth and the successful integration of Regency Technologies, which we acquired in January 2024. We achieved strong organic growth through expanding our business with enterprise customers and growing volumes with our hyperscale customers.
▲Our balance sheet and liquidity remain strong. Our Net Lease Adjusted Leverage Ratio(3) under our Credit Agreement was 5.0x, which is within our long-term target range of 4.5x to 5.5x. We had $3.3 billion in liquidity at year end.
▲Based on our target dividend ratio of low to mid sixty percent of AFFO, coupled with our strong AFFO performance and outlook, we increased our quarterly dividend by 10% to $0.715 per share, effective from the third quarter of 2024. Building on this momentum, we further increased the dividend to $0.785 per share, effective from the first quarter of 2025.

(1)Throughout this Proxy Statement, we discuss the non-GAAP measures Adjusted EBITDA, Adjusted EBITDA Margin, AFFO, AFFO per share and organic revenue growth. See our Fourth Quarter and Full Year 2024 Supplemental Financial Information furnished as Exhibit 99.3 to our Current Report on Form 8-K filed on February 13, 2025 for definitions and reconciliations of these measures to the most directly comparable GAAP financial measures.
(2)Unless otherwise noted, all increases referenced in this section compare 2024 results to 2023 results.
(3)Net Lease-Adjusted Leverage Ratio is calculated as net debt, including the capitalized value of lease obligations, of our consolidated subsidiaries, other than those we have designated as “Unrestricted Subsidiaries” as defined in our Credit Agreement, plus six times rent expenses divided by earnings before interest, taxes, depreciation and amortization, and rent expense (“EBITDAR”). EBITDAR is calculated as the last 12 months' earnings before interest, taxes, depreciation and amortization and rent expense of our consolidated subsidiaries, other than those we have designated as “Unrestricted Subsidiaries” as defined in our Credit Agreement, subject to certain adjustments and exclusions, which make the calculation of financial performance for purposes of EBITDAR calculations not directly comparable to our presentation of Adjusted EBITDA.

38

EXECUTIVE COMPENSATION
In addition to strong financial and operational performance, we continued to execute on our long-term strategy while making significant investments in new product development and innovation:

CATEGORY	2024 ACHIEVEMENTS

Customer-Centric Culture
Our team’s customer centric culture was recognized externally: Iron Mountain was ranked number 1 for customer satisfaction in the 2024 WSJ Management Top 250 Annual Company Ranking developed by the Drucker Institute. This award measures corporate management effectiveness by examining performance in five areas: customer satisfaction, employee engagement and development, innovation, social responsibility, and financial strength.

Transformation
We continued to execute against our Project Matterhorn growth strategy, which was announced in September 2022. Project Matterhorn investments focus on transforming our operating model to a global operating model. Project Matterhorn focuses on the formation of a solution-based sales approach that is designed to allow us to optimize our shared services and best practices to better serve our customers’ needs. The success of this strategy is evident in the record results we achieved in 2024.

Digital Innovation
Our customers are faced with navigating a more complex regulatory environment, and one in which hybrid physical and digital solutions have become the norm. Our strategy is underpinned by our continued focus on best-in-class customer experience, as we continue to seek innovative solutions to help our customers unlock value and intelligence from their assets through services that transcend the physical and digital worlds. In August 2024, we launched the InSight Digital Experience Platform (also referred to as DXP), a secure, software-as-a-service platform designed to automate customer workflows, enhance data accessibility, ensure audit compliance and optimize customer data for AI applications.

Global Data Center
We continued our growth in our global data center business with 116 megawatts of new and expansion leases signed in 2024, marking the third consecutive year in which we leased more than 100 megawatts. Global data center business revenue increased 25% in 2024, and we increased our total future capacity to 1.280 gigawatts, a nearly 50% increase versus the prior year.

Asset Lifecycle Management
We continued to grow our ALM business, expanding our global footprint with successful acquisitions in North America, Europe and Australia. ALM revenue increased 119% versus the prior year. We have developed new customer relationships in our ALM business by being a reliable partner for our customers by offering best-in-class data security and chain of custody.

Culture
We encourage open communication and innovation while fostering trust, engagement and exceptional performance. We evaluate our progress through regular employee surveys, and use data-driven insights to gain a deeper understanding of our global workforce. These insights enable us to drive employee engagement, measure effectiveness, and refine our approach for sustained success. Iron Mountain earned Great Place To Work® Certification™ in 12 countries, including the U.S.
In our 2024 global employee engagement survey we achieved 88% overall employee participation, with a 72% engagement score and an 80% belonging score. Additionally, in January 2025, Iron Mountain was recognized by the Wall Street Journal as one of the Management Top 250 companies and ranked highest in Customer Satisfaction.

Sustainability
We are committed to achieving net-zero greenhouse gas emissions as an organization by 2040. We are using a measured approach to expand the reach of our emissions reduction initiatives and identify opportunities to reduce emissions. In 2024, our greener fleet efforts resulted in 12% of our vehicles fleet being electric, surpassing our goal of 10% by 2025.
Also, in 2024, our Data Center business became a founding signatory to the UN Compact on 24/7 Carbon-Free Energy, committing to seek hour-by-hour matching of our site consumption with local carbon-free energy by 2040. BroadGroup International recognized our ongoing efforts to leverage clean energy by presenting us with the Decarbonization of Energy Award.

2025 PROXY STATEMENT	39

EXECUTIVE COMPENSATION
The long-term value we have created for our stockholders is demonstrated by our Total Shareholder Return (“TSR”) over the historical five-year period ended December 31, 2024 as compared to MSCI US REIT Index, our primary benchmark for tracking our relative TSR performance. Our cumulative TSR of 329% over the five-year period outperformed the MSCI US REIT Index which yielded a return of 23% to stockholders as of December 31, 2024.

▶5-YEAR TOTAL SHAREHOLDER RETURN ON $1 INVESTED AT JANUARY 1, 2020 CLOSE
Our compensation programs also utilize a compensation peer group, representing companies of comparable size and business as outlined by the criteria on page 54, for executive compensation benchmarking. This compensation peer group includes both REIT and non-REIT companies. As the graph below shows, the Company’s TSR performance over the five-year period ended December 31, 2024 was at the 100th percentile among the companies in our compensation peer group1, and the total realizable pay for our CEO over this same period was at the 100th percentile among these companies. This, along with the Company’s stronger relative TSR performance as compared to the MSCI US REIT Index, demonstrates pay for performance alignment.
(1) Excluding Stericycle, Inc., which was acquired by Waste Management, Inc. in November 2024.

▶5-YEAR CEO REALIZABLE TDC RANK VS. 5-YEAR TSR PERFORMANCE RANK

40

EXECUTIVE COMPENSATION
Total realizable pay is defined as the sum of the following components: actual base salaries, short-term incentive awards, and long-term incentive awards paid over the preceding five-year period; the value of all in the money stock options granted during the preceding five-year period; and the value as of December 31, 2024, of RSUs and PUs granted over the preceding five-year period (reflecting actual performance results or estimated performance, including accrued dividends).
TSR is calculated based on the dividend adjusted closing price per share of Common Stock on the NYSE on December 31, 2019 through December 31, 2024.
STOCKHOLDER PERSPECTIVE AND SAY-ON-PAY
Stockholders are provided the opportunity to cast an annual advisory vote on the compensation of our NEOs. Iron Mountain’s long history of aligning long-term executive pay and performance is supported by our strong historical “Say-on-Pay” results, with approximately 96% of the votes cast for the approval of “Say-on-Pay” at our 2024 annual meeting of stockholders. The 2024 “Say-on-Pay” results were consistent with past support from our stockholders, as demonstrated in the graph below. We believe the consistently strong support since the adoption of “Say-on-Pay” demonstrates our stockholders’ satisfaction with the alignment of Company performance and NEO compensation.

▶ 5 YEAR HISTORY OF VOTES IN FAVOR OF SAY ON PAY RESULTS

% of For Votes In Favor of Say on Pay
100
90
80
70
60
50
40
30
20
10
0
97%
93%
95%
95%
96%
2020
2021
2022
2023
2024
Year

2024 TOTAL DIRECT COMPENSATION COMPONENTS
OVERVIEW
Our executive compensation program is designed to motivate and reward exceptional performance in a straightforward and effective way, while also recognizing the complexity, size, scope, and success of Iron Mountain’s business. The compensation of our NEOs has three primary components: annual base salary, short-term incentives, and long-term incentives. Our compensation programs are intended to support our long-term strategy, with the majority of our executive team pay being at risk, and in the form of long-term incentives.
The Compensation Committee reviews benchmark data when making executive compensation decisions, but the Compensation Committee does not set compensation levels based solely on market data. Rather, the Compensation Committee reviews the 25th, 50th and 75th percentiles of relevant market data as one element in its decision-making process. Final executive compensation decisions reflect a variety of factors, including each executive’s experience, performance, the relative scope and complexity of the executive’s role within the organization, as well as where each executive’s pay level falls relative to the market data.

2025 PROXY STATEMENT	41

EXECUTIVE COMPENSATION
As depicted below, as of December 31, 2024 approximately 92% of our CEO’s overall TDC target, and, on average, 86% of the TDC target of our other NEOs, is tied directly to the achievement of financial goals, strategic objectives, and stock price appreciation through our short-term and long-term incentive programs (referred to herein as “at risk” pay).

CEO	OTHER NAMED EXECUTIVE OFFICERS

Below is a summary of the elements, objectives, risk mitigation factors and key features of our TDC program for our executives. A more detailed discussion of each element and the associated pay decisions follows this section.

COMPENSATION ELEMENT
CEO	OTHER NEOS	ABOUT THE COMPENSATION ELEMENT
Base Salary

Base salary is a customary, fixed element of compensation intended to attract and retain highly qualified individuals. In order to avoid excessive risk taking, it is important that not all compensation be at risk.

Short Term Incentive
Annual cash short-term incentives are designed to focus executives toward achieving enterprise goals while recognizing their individual contributions, including:
▲Attaining financial goals in line with our annual budget;
▲Achieving strategic objectives;
▲Performing relative to initiatives in areas within their control; and
▲Rewarding outstanding individual performance.
Our short-term incentive awards are expressed as a percentage of base salary, and the amount of compensation payable under each award is subject to a maximum payout. All short-term incentive awards are also subject to our clawback policy described on page 52.

Financial Performance – 70% Strategic Objectives – 30%

Long Term Incentive
Long-term equity incentives are designed to:
▲Align the interests of our executives with our stockholders;
▲Reward overall long-term enterprise performance; and
▲Encourage the retention of our executives by providing additional opportunities for them to participate in the ownership of the Company and its future growth.
Our long-term incentive awards may be granted in the form of PUs, RSUs and/or stock options, provided that stock options are only available to the CEO. Eligible executives (other than the CEO) can customize the mix of RSUs and PUs as permitted under the Equity Choice program. PUs are earned based on performance, cliff vest three years from the date of grant based on achievement of performance goals, and settle in shares of our Common Stock. Stock options are granted at Fair Market Value (as defined in the 2014 Plan). RSUs and stock options typically vest ratably over three years and RSUs and exercised options are settled in shares of our Common Stock. All equity awards that are granted, earned, or vested based wholly or in part on the attainment of a financial reporting measure are subject to our clawback policy described on page 52.

PUs 85% Stock Options 15%	PUs 100% RSUs 0%

42

EXECUTIVE COMPENSATION
(1)    BASE SALARY
Base salary is a customary, fixed element of compensation intended to attract and retain executives. When setting the annual base salaries of our NEOs, the Compensation Committee considers market data provided by its independent compensation consultant and internal pay equity, experience, and performance.
Base salary increases are not provided automatically on an annual basis, but are carefully reviewed periodically for appropriate levels. The table below details the base salary at December 31, 2023 and 2024, and any year over year increase, for each of our NEOs. Following its review, the Compensation Committee determined that the 2024 base salaries for all NEOs were appropriately positioned; therefore, no changes were made to NEO base salaries for 2024. The 2024 base salaries were approved in February 2024 and effective in March 2024.

NAMED EXECUTIVE OFFICER	2023	2024	PERCENT CHANGE
William L. Meaney	$1,200,000	$1,200,000	–
Barry Hytinen	$750,000	$750,000	–
Mark Kidd	$575,000	$575,000	–
Greg McIntosh(1)	$575,000	$575,000	–
Mithu Bhargava	$500,000	$500,000	–
(1)These salary figures have been converted to U.S. Dollars at a conversion rate of $1 CAD to $0.73 USD, the average exchange rate for fiscal year 2024.
(2)    SHORT-TERM INCENTIVES
The short-term incentive component of our executive compensation program is a variable, at-risk cash component that is aligned with our annual financial results. The 2024 short-term incentive goals were set at the beginning of 2024 and were based on our short-term financial expectations in 2024.
TARGET INCENTIVES
Each member of our executive team participates in the Company’s short-term performance-based incentive compensation program. The Compensation Committee annually reviews the target short-term incentive opportunity, which is expressed as a percentage of base salary, for each executive team member. Following its review, the Compensation Committee determined that the 2024 target opportunity for all NEOs, other than Mr. Hytinen, represented the appropriate amount of short-term compensation at risk based on his or her role and market comparisons. The Compensation Committee approved an increase in target short-term incentive opportunity for Mr. Hytinen from 110% to 125% in 2024.

NAMED EXECUTIVE OFFICER	2024 TARGET
William L. Meaney	175%
Barry Hytinen	125%
Mark Kidd	100%
Greg McIntosh	100%
Mithu Bhargava	70%

2025 PROXY STATEMENT	43

EXECUTIVE COMPENSATION
PROGRAM STRUCTURE
Achievement of the target short-term incentive opportunity for each executive team member is based upon (1) the Company’s performance against a series of financial goals (the “STI Financial Targets”), (2) the Company’s performance against a series of strategic objectives and (3) personal performance against the individual goals and objectives of such executive team member set at the beginning of the year (referred to as an “individual multiplier”). Each member of the executive team has the same STI Financial Targets and the same strategic objectives, which serve to align our executive team toward the same enterprise goals. The individual multiplier component, however, allows for recognition of individual performance and contributions. The individual multiplier, when applied, can increase or decrease the short-term incentive compensation payouts depending on performance. In support of our philosophy of paying for performance, actual short-term incentive award weighted payouts for our executive team may range from 0% to a maximum of 212.5% of target incentive opportunity. Where relevant, results are measured in constant currency to better reflect the effect of the executive’s performance on results during the applicable year.

Financial Performance 70% (Varies by Objective: 0% —200% Payout)	+	Strategic Objectives 30% (0% — 150% Payout)	×	Individual Multiplier (+/- 25%)
▲70% of the short-term incentive opportunity is based on the Company’s financial performance, measured against two metrics:
▲40% of the short-term incentive opportunity is measured against enterprise Adjusted EBITDA and Revenue, with increased payout opportunity up to 200% if performance exceeds the target levels. We believe this component appropriately corresponds to our profitable growth objectives; and
▲30% of the short-term incentive opportunity is measured against AFFO per share on a constant currency basis, with increased payout opportunity up to 150% if performance exceeds the target levels. We believe this measure appropriately aligns payouts with our ability to generate excess cash flows to reinvest in the business and provide returns to our stockholders through dividends.
▲30% of the short-term incentive opportunity is based on the achievement of specific strategic objectives, which are centered on key drivers of our growth. The strategic objectives that comprise this component are discussed in further detail under the heading “Strategic Objectives” in this section.
▲In addition, each executive team member’s short-term incentive bonus may be increased or decreased (by the Board for the CEO and the Compensation Committee for the other NEOs) by as much as 25% based on such executive team member’s contribution to the measures above and performance against specific individual goals and objectives, including items such as the development and execution of business, organizational and marketing strategies with the objective to increase Adjusted EBITDA, revenue and AFFO per share and progress toward our strategic objectives.
PERFORMANCE SUMMARY
Based on the Company’s 2024 performance, the short-term incentive payout achievement, prior to the application of individual multipliers, provided for a calculated payout of approximately 130.8% as outlined in the table below. After reviewing the Company’s performance and the corresponding payout level, the Compensation Committee approved applying a negative discretionary adjustment to the 2024 short-term incentive payout level for the NEOs, as outlined in the table below, in order to more closely align with the bonus payout opportunity for non-executive employees. This resulted in a final payout, prior to application of individual multipliers, of 124.9%. The final payout level is based on the payout level that would have been achieved based solely on the Company’s 2024 Adjusted EBITDA and Revenue performance, which is the Company’s highest weighted short-term incentive plan measure.

MEASURE & SCOPE	TARGET WEIGHTING	PAYOUT ACHIEVEMENT(1)
Adjusted EBITDA and Revenue	40%	124.9%
AFFO Per Share	30%	141.3%
Strategic Objectives	30%	128.2%
Calculated Payout		130.8%
Negative Discretionary Adjustment		(5.9%)
Final Calculated Payout After Applying Negative Discretionary Adjustment		124.9%
(1)Payout achievement represents the weighted percentage of the target incentive opportunity payout earned based on the level of the Company’s achievement of performance measures, as discussed below.

44

EXECUTIVE COMPENSATION
FINANCIAL PERFORMANCE–ADJUSTED EBITDA AND REVENUE
With respect to the Adjusted EBITDA and Revenue component of our short-term incentive element of TDC, the Compensation Committee selected a maximum payout of 200% of target but structured the payout matrix such that maximum payout was achieved only if both Adjusted EBITDA and Revenue exceeded levels that the Compensation Committee considered exceptional based on the objectives of the annual operating plan and recent Company performance. The table below illustrates the Company’s 2024 Adjusted EBITDA and Revenue performance against the applicable STI Financial Targets.
▶   SHORT-TERM INCENTIVE PERFORMANCE AND PAYOUT RANGE

	ADJUSTED EBITDA	REVENUE	PAYOUT %
Threshold	97%	95%	50%
Target	100%	100%	100%
Maximum	107%	105%	200%
Prior to the application of the negative discretionary adjustment described above, for 2024, the payout for the Adjusted EBITDA and Revenue component of the short-term incentive element of TDC was 124.9%, which is calculated based on the Company’s performance against the applicable STI Financial Targets as set forth below:

(IN MILLIONS)	TARGET	ACTUAL RESULTS(1)
Adjusted EBITDA	$2,200	$2,254
Revenue	$6,170	$6,180
Payout Achievement Based on Actual Results		124.9%
(1)Actual results include Compensation Committee-approved adjustments for foreign exchange rate changes and exclusions for unbudgeted M&A activities after the STI Financial Targets levels were established.

FINANCIAL PERFORMANCE–AFFO PER SHARE
The AFFO per share component of our short-term incentive element of TDC is designed to ensure achievement of AFFO per share targets and to reward overachievement if AFFO per share exceeds target levels. The Compensation Committee selected the minimum threshold level required for payout of this component to ensure that AFFO per share was sufficient relative to the dividend and capital investment requirements in the annual budget. The Compensation Committee selected a maximum payout of 150% of target and structured this component such that maximum payout was achieved only if AFFO per share exceeded levels that the Compensation Committee considered exceptional, based on the objectives of the annual operating plan and recent Company performance.
Prior to the application of the negative discretionary adjustment described above, for 2024, the payout for the AFFO per share component of the short-term incentive element of TDC was 141.3%, which is calculated based on the Company’s actual AFFO per share measured against the applicable STI Financial Target set forth below:

	THRESHOLD (50%)	TARGET (100%)	MAX (150%)	PAYOUT(1)
AFFO per share				141.3%
(1)Results are based on constant currency.

2025 PROXY STATEMENT	45

EXECUTIVE COMPENSATION
STRATEGIC OBJECTIVES
The table below describes the specific key measures established in 2024 for each strategic objective on which an aggregate of 30% of the overall short-term incentive target bonus is based. The Compensation Committee selected the key measures described in the table below as the most important strategic drivers that contribute to achieving the objectives of our long-term growth strategy. In establishing the payout scales for each of the goals, the Compensation Committee considered growth, risk of achievement, strategic value, forecast uncertainty for early-stage products, and probability of attainment. Prior to the application of the negative discretionary adjustment described above, for 2024, the payout for the Strategic Objectives component of the short-term incentive element of TDC was 128.2%. The table below shows the Company’s 2024 strategic objectives performance against a series of strategic objectives.

STRATEGIC OBJECTIVE	MEASURE	Weight		GOALS		RESULTS	PAYOUT %
			Threshold (25%)	Target (100%)	Maximum (150%)
Customer- Centric Culture	Relative Increase in Cross Selling Engagements	10%				20.2%	150%
Payout for the Customer-Centric objective: 150.0%
Core Strength	Megawatts Booked	2.5%				116	126.7%
	Enterprise Net Positive Organic Volume Growth	2.5%				0.46%	123.0%
	ALM Revenue Target	2.5%				$389	80.6%
	Digital Revenue Target	2.5%				$459	123.5%
Payout for the Core Strength objective: 113.4%
Sustainability and DEI	Reduce Year-Over-Year GHG Emissions MTCO2e	5%				171k	130.0%
	Increase Engagement Score (Average Women and BIPOC)	5%				71.5%	112.5%
Payout for the Sustainability and DEI objective: 121.3%
Payout Achievement Based on Actual Results: 128.2%

46

EXECUTIVE COMPENSATION
Over the five-year period ended December 31, 2024, Iron Mountain’s corporate performance payout to NEOs on short-term incentives has ranged between 85% and 125%.

▶ 5 YEAR SHORT-TERM CORPORATE PERFORMANCE PAYOUT
2024 INDIVIDUAL MULTIPLIERS
The Board (for the CEO) and the Compensation Committee (for the other NEOs) may apply individual multipliers to adjust the short-term incentive of each NEO. The Board and the Compensation Committee make individual multiplier adjustments based on a review of objectives and performance with respect to key initiatives within the control of each NEO.
In 2024, the Board (for the CEO) and the Compensation Committee (for all others) determined that each NEO should have his or her bonus adjusted based on individual performance and, as a result approved the following individual multipliers:

NAMED EXECUTIVE OFFICER	INDIVIDUAL MULTIPLIER
William L. Meaney	20%
Barry Hytinen	20%
Mark Kidd	15%
Greg McIntosh	15%
Mithu Bhargava	20%
SHORT-TERM INCENTIVE COMPENSATION PAYOUTS
Based on the Company’s performance as measured against the 2024 STI Financial Targets and the application of the individual multiplier, our NEOs earned, on average, 147.5% of 2024 target short-term incentive opportunity. The following table sets forth information relating to the payouts of short-term cash incentive compensation to our NEOs for their performance during the year ended December 31, 2024. These payouts were made in the first quarter of 2025.

NAMED EXECUTIVE OFFICER	SALARY	2024 TARGET OPPORTUNITY		2024 END-OF-YEAR PERFORMANCE AND PAYOUT
		(%)	($)	CORPORATE STI PAYOUT (% OF TARGET)	INDIVIDUAL MULTIPLIER (%)	FINAL STI PAYOUT (% OF TARGET)	PAYOUT ($)
William L. Meaney	$1,200,000	175%	$2,100,000	124.9%	20%	150.0%	$3,147,000
Barry Hytinen	$750,000	125%	$937,500	124.9%	20%	150.0%	$1,405,000
Mark Kidd	$575,000	100%	$575,000	124.9%	15%	143.7%	$826,000
Greg McIntosh(1)	$575,000	100%	$575,000	124.9%	15%	143.7%	$826,000
Mithu Bhargava	$500,000	70%	$350,000	124.9%	20%	150.0%	$525,000
Average payout (% of target)						147.5%
(1)Bonus figure has been converted to U.S. Dollars at a conversion rate of $1 CAD to $0.73 USD, the average exchange rate for fiscal year 2024.

2025 PROXY STATEMENT	47

EXECUTIVE COMPENSATION
(3)    LONG-TERM INCENTIVES
We pay for performance and our long-term incentives are designed to support the achievement of our long-term strategic plan. Consistent with this approach and our compensation philosophy, the majority of annual compensation for our NEOs is provided in the form of long-term equity incentives that are linked to the achievement of certain growth objectives and includes a portfolio of equity awards described in the table below.

LONG-TERM INCENTIVE COMPONENT	DESCRIPTION	PURPOSE
Performance Units
▲Three-year cliff vesting based on performance of the following:
▲Return on Invested Capital (“ROIC”): Funding is subject to meeting a minimum level of ROIC in the third year of the performance period.
▲Total Revenue: either a core plan revenue performance, which is measured based on total revenue performance per year averaged over the three-year performance period (the “Core Plan”), or if TSR is positive at the end of the three-year period and the predetermined revenue hurdle is achieved in the third year of the performance period, PUs will vest based on the Advanced Revenue Plan (the “ARP”).
▲Relative TSR: TSR performance relative to companies comprising the MSCI US REIT Index over the three-year performance period.

▲Ensures alignment to long-term stockholder value creation
▲Rewards top-line growth and capital efficiency
▲Rewards revenue growth achievement
▲ARP rewards accelerated revenue growth tied to Project Matterhorn goal achievement
▲Rewards TSR performance relative to a key REIT stock market index

Restricted Stock Units	▲Vest ratably over three years	▲Provides retention and helps build stock ownership, ensuring strong alignment with stockholders ▲Ensures alignment to long-term stockholder value creation
Stock Options	▲Exercise price is equal to fair value on the date of grant ▲Vest ratably over three years and have a 10-year term	▲Ensures alignment to long-term stockholder value creation ▲Provides long-term horizon to minimize possible short-term fluctuations
In conjunction with the 2024 annual long-term incentive grant process, the Company offered our NEOs (other than the CEO) the opportunity to elect a predefined mix of RSUs and PUs (“Equity Choice”). Equity Choice is intended to differentiate us in the marketplace, to attract and retain top employee talent, and to provide employees with the ability to participate in the annual long-term incentive grant process in a manner that increases employee engagement. Equity Choice elections are completed annually in December before the start of the applicable performance period.
For our NEOs (other than the CEO), Equity Choice for the 2024 annual equity grant allowed the election of a mix of RSUs ranging from 0% to 35% and PUs ranging from 65% to 100%. All of our NEOs (other than the CEO) elected 100% PUs for the 2024 annual equity grant.
Equity Choice is not available to our CEO. In consultation with the Board of Directors, the mix of equity awards for the CEO is approved on an annual basis. Our long-term incentive program incentive component mix for 2024 was:

▶ CEO	▶ OTHER NAMED EXECUTIVE OFFICERS

48

EXECUTIVE COMPENSATION
2024 PERFORMANCE UNITS
The Compensation Committee may grant PUs to participants under the 2014 Stock and Cash Incentive Plan. PUs are granted annually and have three-year cliff vesting based on performance measures as reviewed and approved by the Compensation Committee. PUs are earned based on the Company’s operational performance and relative TSR performance. Earned PUs vest on the third anniversary of the grant date and settle in shares of Common Stock. The Compensation Committee may grant dividend equivalents to any participant upon terms and conditions established by the Compensation Committee. Such dividend equivalents may be settled in cash, additional shares of Common Stock or a combination thereof and will be payable when and if PUs vest and reflect only dividend equivalents attributable to shares earned.
A portion of the 2024 long-term awards granted to the executives were awarded as PUs that can be earned based on operational and relative TSR performance, with a combined maximum weighted payout of either 200% (Core Plan) or 350% (ARP):

			+	Relative TSR Performance — 25% Relative TSR Performance vs. MSCI US REIT Index (0% — 50% Weighted Payout)
Operational Performance (after ROIC hurdle achievement) — 75%

Core Plan (0% — 150% Weighted Payout)	OR	Advanced Revenue Plan (225% - 300% Weighted Payout)

OPERATIONAL PERFORMANCE
The Company’s operational performance has two components, the Core Plan and the ARP. The Core Plan and the ARP are not additive. The 2024 PUs will pay out according to the Core Plan with a maximum weighted payout opportunity of 150% unless and until the ARP hurdles are achieved. If the ARP hurdles are achieved, then the 2024 PUs will pay out according to the ARP with a maximum weighted payout opportunity of 300%.
▶CORE PLAN
The Core Plan is our foundational plan designed to reward the achievement of long-term operational goals. The Core Plan is measured against a ROIC hurdle and average total revenue for each year over the three-year performance period. For the PUs granted in 2024 (the “2024 PUs”), the Core Plan payout will be made only if the Company’s actual ROIC in the third year (fiscal year 2026) exceeds the threshold set at the beginning of the three-year performance period. Revenue goals for each year of the three-year performance period are set by the Compensation Committee at the beginning of the three-year performance period, and performance is measured and certified by the Compensation Committee upon the completion of the financial statements for each applicable year. If the ROIC hurdle is achieved, the total Core Plan payout will be determined based upon the average annual revenue performance achieved over the three-year performance period.

CORE PLAN
Performance Metric	Revenue
Performance Measure	Average of 3 One-Year Goals
Payout Threshold	50%
Payout Target	100%
Payout Maximum	200%
The performance and unweighted payout structure for the 2024 PUs under the Core Plan, based on revenue achievement levels, is as follows:

REVENUE PERFORMANCE LEVEL	ACTUAL PERFORMANCE AS A % OF TARGET	PAYOUT AS A % OF TARGET(1)
Threshold	96%	50%
Target	100%	100%
Maximum	105%	200%
(1)Results are interpolated between performance levels above.

2025 PROXY STATEMENT	49

EXECUTIVE COMPENSATION
▶ADVANCED REVENUE PLAN
The Advanced Revenue Plan is an enhanced long-term incentive component intended to align the structure of the long-term incentive program with Project Matterhorn’s multi-year strategy to create meaningful value for stockholders and substantial increases in revenue. The ARP is measured against a ROIC hurdle and has two additional hurdles that must be achieved before any payout opportunity: positive absolute TSR at the end of the three-year performance period, and a predetermined revenue hurdle in the third year of the performance period, which reflects exceptional revenue growth achievement and was set by the Compensation Committee at the beginning of the three-year performance period.

ADVANCED REVENUE PLAN
Performance Metric	Revenue
Performance Measure	Year Three Hurdle
Payout Threshold	300%
Payout Target	350%
Payout Maximum	400%
The performance and unweighted payout structure for the 2024 PUs under the ARP, based on revenue achievement levels, is as follows:

REVENUE PERFORMANCE LEVEL	ACTUAL PERFORMANCE AS A % OF TARGET	PAYOUT AS A % OF TARGET(1)
Threshold	98%	300%
Target	100%	350%
Maximum	107%	400%
(1)Results are interpolated between performance levels above.
RELATIVE TSR PERFORMANCE
The Company’s relative TSR performance during the three-year period beginning in 2024 is measured relative to the MSCI US REIT Index. The payout will be determined at the end of the three-year performance period, based on the table below, by comparing the Company’s TSR for that period to the TSR of the companies comprising the MSCI US REIT Index over the same period. The performance and unweighted payout structure for the 2024 PUs, based on relative TSR achievement levels, is as follows:

TSR PERCENTILE RANK(1)	PAYOUT AS A % OF TARGET
30th Percentile	50%
50th Percentile	100%
75th Percentile	150%	(2)
90th Percentile	200%	(2)
(1)Results are interpolated between percentiles.
(2)Regardless of the TSR percentile rank, if the Company’s absolute TSR is negative at the end of the three-year performance period, the payout percentage will not exceed 100%.
In the first quarter of 2024, the Compensation Committee approved a target economic value for annual long-term equity grants for each of our executives, assuming target performance under the Core Plan. The table below sets forth the approved target economic value for annual long-term equity grants for each NEO:

NAMED EXECUTIVE OFFICER	TARGET PUS(1)	RSUS	STOCK OPTIONS	TOTAL(1)
William L. Meaney	$10,625,000	—	$1,875,000	$12,500,000
Barry Hytinen	$4,500,000	—	—	$4,500,000
Mark Kidd	$3,250,000	—	—	$3,250,000
Greg McIntosh	$3,250,000	—	—	$3,250,000
Mithu Bhargava	$1,950,000	—	—	$1,950,000
(1)The values shown above reflect the intended fair market value and differ from the values reported in the “Summary Compensation Table” because the TSR-based component of the PUs reflect the fair value from a Monte Carlo simulation due to the nature of the award.

50

EXECUTIVE COMPENSATION
2022 PERFORMANCE UNIT RESULTS
In 2022 we announced a global program designed to accelerate the growth of our business under Project Matterhorn, which aims to drive revenue growth from $4.5 billion for the fiscal year ended December 31, 2021 to $7.3 billion for the fiscal year ending December 31, 2026, a target of approximately 10% compound annual growth rate (“CAGR”) over five (5) years. In conjunction, we implemented the 2022 PU design to align pay and performance and support the achievement of our aggressive growth plans.
In 2022 our executive team received PU awards that vested in March 2025 (the “2022 PUs”). The payout for the 2022 PUs was based 75% on operational performance and 25% on the Company’s relative TSR performance. The operational component of the 2022 PUs included both Core Plan revenue and ARP revenue goals, with the latter driven by the Company’s accelerated growth plan under Project Matterhorn. The payout for the 2022 PUs derived from the operational component was based on the Company’s performance against total revenue objectives measured at the conclusion of the three-year performance period ended December 31, 2024, subject to meeting a minimum level of ROIC. The payout derived from relative TSR was based on the Company’s TSR during the three-year performance period ended December 31, 2024 measured relative to the companies comprising the MSCI US REIT Index. The Company’s ROIC, absolute TSR and revenue performance for the 2022 PUs resulted in a payout of the awards under the ARP. The weighted payout for the 2022 PUs was comprised of 300% for operational performance and 50% for relative TSR performance. The total combined weighted payout was 350% of target, which aligned with exceptionally strong performance and stockholder outcomes over the three-year performance period, highlighted by the following achievements:
▲Over $2 billion in constant currency revenue growth from $4.519 billion to $6.536 billion during the three-year performance period resulting in a CAGR of more than 13%, exceeding both Project Matterhorn’s aspirational long-term 10% revenue CAGR goal as well as the operational ARP revenue plan’s maximum goal of $6.500 billion(1); and
▲Delivered TSR of 147.5% over the three-year performance period, resulting in the Company ranking in the 99th percentile and outperforming 118 of the 119 companies comprising the MSCI US REIT Index during the period. This performance doubled the market capitalization of the Company from approximately $15 billion to more than $30 billion over the course of the three-year performance period.
(1) Revenue for the 2022 PUs is calculated on a constant currency basis, determined as of December 31, 2020.
OPERATIONAL PU PERFORMANCE RESULTS (75% OF PAYOUT)
Following the completion of the performance period for the 2022 PU Awards, the Compensation Committee determined that the Company exceeded the minimum ROIC of 10.5% in 2024. The Company’s absolute TSR was positive at the end of the three-year performance period ended December 31, 2024. As described above, the Company also exceeded the ARP’s maximum goal. As a result, the weighted operational PU payout earned was 300%.

				THRESHOLD	ACTUAL RESULTS
ROIC				10.5%	>10.5%
	ARP GOALS			ACTUAL RESULTS	OPERATIONAL COMPONENT
	Threshold 300%	Target 350%	Maximum 400%
FYE 2024 ARP Revenue performance(1) (in millions)				$6,536	400%
				WEIGHTED RESULT:	300%
(1)Revenue for the 2022 PUs is calculated on a constant currency basis, determined as of December 31, 2020.

2025 PROXY STATEMENT	51

EXECUTIVE COMPENSATION
rTSR PU PERFORMANCE RESULTS (25% OF PAYOUT)
Following the completion of the performance period for the 2022 PU Awards, the Compensation Committee determined that the Company’s absolute TSR of 147.5% during the period represented the 99.4th percentile of the companies comprising the MSCI US REIT Index. As a result, the weighted relative TSR portion of the PU payout earned was 50%.

	GOALS				ACTUAL RESULTS	rTSR COMPONENT

rTSR(1) (percentiles)	Threshold 30th	50th	75th	Maximum 90th
Actual MSCI US REIT Index Cumulative TSR					147.5% (99.4th)	200%

					WEIGHTED RESULT:	50%
(1)Results are interpolated between percentiles. Regardless of the TSR percentile rank, if the Company’s absolute TSR is negative, the payout percentage will not exceed 100%.
OTHER COMPENSATION
In addition to the Total Direct Compensation elements described above, our U.S.-based NEOs participate in the retirement and welfare benefits generally available to our full-time employees, such as medical, dental, life insurance, 401(k) Plan, the 2013 ESPP and other fringe benefits.
Our U.S. based NEOs are eligible for certain executive benefits, including a voluntary executive deferred compensation program and an executive physical and limited perquisites, which are included in the “All Other Compensation” column and related footnote in the “Summary Compensation Table and Executive Deferred Compensation” sections of the Compensation Tables section of this Proxy Statement.
Mr. Kidd receives additional benefits related to his temporary expatriate assignment in Switzerland. Also, during his temporary expatriate assignment in Switzerland, Mr. Kidd is eligible for most U.S.-based benefits excluding medical, dental and the executive deferred compensation program. See charts showing a more detailed breakdown of “All Other Compensation” on page 58 for more information.
EXECUTIVE COMPENSATION CLAWBACK POLICY
The Board believes that it is in the best interests of the Company and its stockholders to create and maintain a culture that emphasizes integrity and accountability and reinforces the Company’s pay-for-performance compensation philosophy. In accordance with the SEC’s and NYSE’s rules requiring a clawback policy, the Board adopted a clawback policy on November 30, 2023, which is set forth in Exhibit A to our Corporate Governance Guidelines.
The clawback policy requires the recoupment of any excess incentive-based compensation received by the current and former executive officers on or after October 2, 2023 in the event of an accounting restatement resulting from material noncompliance with financial reporting requirements under the federal securities laws. The policy provides that the Compensation Committee or the full Board may designate certain senior executives to be subject to the recoupment requirements.
Our clawback policy applies to any incentive-based compensation paid to the covered executives that is granted, earned, or vested based wholly or in part upon the attainment of a financial reporting measure. The Company may recoup any excess incentive-based compensation from the covered executives as deemed appropriate, including amounts received under all cash, time-vesting awards and performance-vesting awards. Our clawback policy also includes the fraudulent and other intentional misconduct by the covered executive as another possible triggering event for the recoupment of certain incentive compensation.
Timing of Certain Equity Awards
In accordance with Item 402(x) of Regulation S-K, we are providing information regarding our procedures related to the grant of stock options close in time to the release of material non-public information (“MNPI”). We do not take MNPI into account when determining the timing and terms of stock options and we do not time the disclosure of MNPI for the purpose of affecting the value of executive compensation. Although we do not have a formal policy with respect to the timing of our stock options grants, the Company has historically granted stock options on a predetermined annual schedule. Our insider trading policy also prohibits directors, officers and employees from trading in our Common Stock while in possession of or on the basis of MNPI about the Company.
During fiscal 2024, only our CEO received stock options and there were no stock options granted to our CEO within four business days preceding or one day following the filing of any report of Forms 10-K, 10-Q, or 8-K that discloses MNPI.

52

EXECUTIVE COMPENSATION
COMPENSATION COMMITTEE PROCESS AND OVERSIGHT
In applying our compensation philosophy and design principles to establish appropriate compensation programs and target compensation levels, the Compensation Committee:

Reviews and recommends the CEO’s compensation to the independent Directors for approval
▲Annually reviews and recommends to the independent Directors the salary, short-term and long-term incentive compensation for our CEO.
▲Annually establishes the individual goals and objectives utilized in the short-term incentive program for our CEO.
▲The Compensation Committee’s recommendation reflects (1) an analysis of the Company’s performance against predetermined financial and strategic objective goals, (2) its evaluation of our CEO’s performance against predetermined individual objectives and (3) input from members of the Board.
▲The Compensation Committee’s recommendation is then presented to the independent members of the Board for approval.

Reviews and approves compensation for our executive officers	▲Annually reviews and approves the salary, short-term and long-term incentive compensation for our executive officers as recommended by our CEO.

Reviews and approves short-term and long-term incentive programs for the executive team
▲Annually reviews and approves the structure of our short-term and long-term incentive programs for the executive team, including performance metrics, performance and payout grids and the weighting applied to each metric.
▲The review typically balances an internal and external perspective developed in collaboration with members of management and the Compensation Committee’s independent compensation consultant.
▲Based upon this review, the Compensation Committee may maintain or modify the amount and mix of grants under our incentive programs.
▲Annually establishes the financial and strategic objective performance goals that are utilized in our short-term and long-term incentive plans.

Evaluates the effectiveness and competitiveness of other executive compensation programs
▲Periodically evaluates the effectiveness and competitiveness of other executive compensation programs, such as executive benefits, perquisites and our severance policies. These periodic evaluations are conducted to ensure alignment with our internal strategy and objectives and to consider external market practices.

In determining whether to make changes to our executive compensation program, the Compensation Committee may consider a number of factors, including, but not limited to, the size, scope, and performance of our business, evolving compensation trends, financial goals, and stockholders’ interests.

ESTABLISHING FINANCIAL PERFORMANCE GOALS

1		2		3
The Compensation Committee initially approves annual financial performance targets based upon our annual operating plan approved by the Board, assuming constant currency. The multi-year performance targets are aligned with our long-term strategy.

When the financial targets are set, the Compensation Committee approves a series of adjustment factors that identify the nature of potential adjustments to the target levels that may be considered throughout the applicable performance period.

The Compensation Committee reviews the year-end results and, if applicable, adjusts certain financial targets based on the adjustment factors approved at the beginning of the applicable performance period.

	▶		▶

2025 PROXY STATEMENT	53

EXECUTIVE COMPENSATION
ROLE OF THE CONSULTANT
The Compensation Committee selects and retains the services of an independent compensation consultant and annually reviews the performance of the consultant. The Compensation Committee engaged Pay Governance LLC (“Pay Governance”) to serve as its independent compensation consultant for fiscal year 2024. Pay Governance received instructions from, and reported to, the Compensation Committee on an independent basis. Pay Governance reports directly to the Compensation Committee, has regular meetings with the chairperson of the Compensation Committee and meets with the Compensation Committee in executive session.
The Compensation Committee has reviewed the nature of the relationship with its independent compensation consultant and determined the consultant to be independent in accordance with SEC and Nasdaq rules. For 2024, the Compensation Committee determined that there were no conflicts that impacted the advice and guidance provided by Pay Governance to the Compensation Committee.
The Compensation Committee requested Pay Governance’s advice on a variety of matters, such as the amount and form of executive compensation, compensation strategy, market comparisons, pay and performance alignment versus industry peers, executive pay trends, compensation best practices, compensation-related regulatory developments, Say on Pay preparation, potential compensation plan designs and modifications. Pay Governance also provides assistance to the Nominating and Governance Committee on director compensation matters. The Compensation Committee consulted with Pay Governance, both with and without management, on several occasions during fiscal year 2024, and also in early fiscal year 2025 with respect to compensation decisions for fiscal year 2024 performance.
ROLE OF PEERS
To provide an external perspective relative to executive compensation levels, plan design trends and market best practices, the Compensation Committee reviews market analyses derived from the Peer Group and prepared by our independent compensation consultant.
The Compensation Committee, in collaboration with our independent compensation consultant and management, reviews the Peer Group annually based on the following criteria:
▲Comparable revenue size and industry;
▲Similarity of market capitalization for U.S. publicly traded companies;
▲Similar capital intensity;
▲Dividend payment practices; and
▲Similarity of global operations for business to business service organizations.
Following its annual review of the Peer Group, the Compensation Committee approved the Peer Group without any modifications from the prior year. The chart below lists the Compensation Committee approved Peer Group for 2024:

THE 2024 PEER GROUP INCLUDES THE FOLLOWING COMPANIES:
ABM Industries Incorporated	Digital Realty Trust, Inc.(1)	Public Storage(1)
The Brink's Company	Equifax Inc.	SBA Communications Corporation(1)
Broadridge Financial Solutions, Inc.	Equinix, Inc.(1)	Stericycle, Inc.
Cintas Corporation	Global Payments Inc.	The Western Union Company
Clean Harbors, Inc.	Paychex, Inc.	Weyerhaeuser Company(1)
Crown Castle Inc.(1)	Prologis, Inc.(1)

(1)This company is a REIT.
ROLE OF CEO AND OTHER EXECUTIVE TEAM MEMBERS
At the Compensation Committee’s request, our CEO and other members of the executive team assist the Compensation Committee in carrying out its duties throughout the year by completing specific tasks, including:
▲Our CEO establishes the individual goals and objectives for our executive team (other than the CEO) and proposes his own individual goals and objectives, which are reviewed and revised, and subsequently approved by the Compensation Committee;
▲Our CEO develops compensation recommendations for our executive team (other than the CEO) for the Compensation Committee’s review and approval, including salary levels, the potential economic value of long-term incentives and achievement of individual goals and objectives; and
▲Each executive team member prepares a self-review to assist the review of his or her performance against individual goals and objectives, which self-review is shared with the Compensation Committee (for the CEO) or the CEO (for our other executive team members).

54

EXECUTIVE COMPENSATION
CONSIDERATION OF RISK IN OUR COMPENSATION PROGRAMS
After its annual review of the Company’s incentive compensation arrangements for all employees, the Compensation Committee concluded that the components and structure of the Company’s compensation plans do not create risks that are reasonably likely to result in a material adverse effect to the Company. The process undertaken to reach this conclusion involved an analysis of the Company’s compensation plans by management and a review of conclusions by the Compensation Committee’s independent compensation consultant and the Compensation Committee.
EXECUTIVE STOCK OWNERSHIP GUIDELINES
The Company maintains stock ownership guidelines that require certain executives, including our NEOs, to acquire and maintain ownership of our Common Stock, exclusive of unexercised stock options and unearned or unvested PUs, as a multiple of base salary as follows:

CEO			6X

CFO		3X

EVPs reporting to the CEO	2X
The Company established this program to help align the long-term interests of executives with stockholders. Each member of the executive team subject to the Company’s stock ownership guidelines is required to retain an amount equal to 50% of the net shares received as a result of the vesting of RSUs or PUs until such executive meets the minimum ownership threshold. “Net shares” are those shares that remain after shares are sold or netted to pay withholding taxes and any purchase price.
The Company measures Executive Stock Ownership Guideline compliance annually in March and continuously monitors compliance until the next measurement date. As of the most recent measurement date in March 2025, all members of the executive team who are subject to the Executive Stock Ownership Guidelines are in compliance with the Executive Stock Ownership Guidelines.
TAX CONSIDERATIONS
Section 162(m) of the Internal Revenue Code (the “Code”) generally disallows a federal income tax deduction to public companies for compensation in excess of $1,000,000 paid in any year to the principal executive officer (in our case, the CEO), the principal financial officer (in our case, the CFO) and certain other current and former executive officers. Our compensation approach, including awards under each of the Iron Mountain Incorporated 2002 Stock Incentive Plan (the “2002 Plan”) and the 2014 Plan may result in compensation that is partially or wholly nondeductible. We do not expect the tax deduction limitation under Section 162(m) of the Code to have a material impact on us, because we intend to continue to qualify as a REIT under the Code and therefore are generally not subject to federal income taxes if we distribute to our stockholders at least 100% of our taxable income in respect of each year.
CHANGES TO 2025 COMPENSATION PROGRAM
2025 PERFORMANCE TARGETS
The Compensation Committee established the 2025 performance targets for both short-term and long-term incentive awards based on a range of considerations. As part of its regular process, the Compensation Committee maintained its approach of identifying challenging goals with competitive payouts in order to motivate employee performance.
2025 SHORT-TERM INCENTIVE DESIGN
There were no material changes made to the structure of the short-term incentive program design for 2025.
2025 LONG-TERM INCENTIVE DESIGN
The Compensation Committee reviewed the equity awards offered to our equity award participants and considered the desire to retain, motivate and incentivize management to continue to support the Company’s long-term accelerated growth plan. Following this review, and in response to investor feedback, the Compensation Committee approved the following changes to our 2025 PU program design:
▲One continuous revenue plan for operational performance in lieu of a separate Core Plan and ARP;
▲Operational performance based on three-year fixed revenue goals aligned with the Company’s long-term growth strategy, set by the Compensation Committee at the beginning of the three-year performance period. The three-year fixed revenue goals replace the three one-year revenue goals under the prior program design; and
▲The unweighted operational performance component payout of the PUs cannot exceed 133% (as compared to 200% under the prior program design) if the Company’s absolute TSR is negative at the end of the three-year performance period.

2025 PROXY STATEMENT	55

EXECUTIVE COMPENSATION
The PU program design will continue to (1) employ a ROIC hurdle applicable to the operational performance component and (2) have a 75% weighting based on operational performance and 25% weighting based on rTSR performance compared to the companies comprising the MSCI US REIT Index.
CEO PAY OPPORTUNITY
In connection with its annual compensation program review, the Board determined to increase Mr. Meaney’s Long-Term Incentive opportunity for 2025. This increase is based on the Company’s and CEO’s strong performance and future growth expectations (Mr. Meaney’s 2025 pay opportunity is set forth below).

ELEMENT	2025 PAY OPPORTUNITY	CONSIDERATIONS
Base Salary	▲Maintained annual base salary at $1,200,000 (since 2020)	▲Salary is aligned appropriately based on performance and market data
Annual Bonus	▲Maintained target bonus at 175% of base salary (since 2020)	▲Target bonus is aligned appropriately based on performance and market data
Long-Term Incentives	▲Increased economic value of long-term incentive awards to $14,000,000	▲The Board has aligned Mr. Meaney’s mix with the significant accelerated growth expectations, resulting in a mix of 85% PUs and 15% stock options.
COMPENSATION COMMITTEE REPORT ON COMPENSATION DISCUSSION AND ANALYSIS
We, the members of the Compensation Committee of the Board of the Company, have reviewed and discussed the Compensation Discussion and Analysis with the Company’s management. Based upon this review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.
COMPENSATION COMMITTEE
Robin L. Matlock, Chair
Pamela M. Arway
Monte Ford
Doyle R. Simons

56

EXECUTIVE COMPENSATION
COMPENSATION TABLES
SUMMARY COMPENSATION TABLE
The following table provides certain information concerning compensation earned by our NEOs during the years ended December 31, 2024, 2023, and 2022. As required by SEC rules, the table includes:
▲Each person who served as our CEO or chief financial officer at any time during 2024
▲The three other most highly compensated persons serving as executive officers at December 31, 2024
SUMMARY COMPENSATION TABLE FOR 2024, 2023, AND 2022

NAMED EXECUTIVE OFFICER AND TITLE	YEAR	SALARY ($)(1)	BONUS ($)	STOCK AWARDS ($)(2)(3)	OPTION AWARDS ($)(3)(4)	NON–EQUITY INCENTIVE PLAN COMPENSATION ($)(5)	ALL OTHER COMPENSATION ($)(6)		TOTAL ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)		(i)
William L. Meaney(7) President and Chief Executive Officer	2024	$1,188,632	—	$12,059,474	$1,875,027	$3,147,000	$93,753		$18,363,886
	2023	$1,186,723	—	$9,456,866	$1,724,995	$2,444,400	$86,867		$14,899,851
	2022	$1,179,902	—	$9,848,262	$1,575,000	$2,438,000	$71,387		$15,112,551
Barry Hytinen Executive Vice President and Chief Financial Officer	2024	$750,002	—	$5,107,462	—	$1,405,000	$27,004		$7,289,468
	2023	$750,002	—	$3,386,082	—	$960,000	$41,594		$5,137,678
	2022	$744,232	—	$3,263,716	—	$1,015,000	$18,774		$5,041,723
Mark Kidd(8) Executive Vice President and General Manager, Data Centers and Asset Lifecycle Management	2024	$575,004	—	$3,688,733	—	$826,000	$1,695,561		$6,785,298
	2023	$567,312	—	$2,176,727	—	$697,000	$1,399,149	(9)	$4,840,188
	2022	—	—	—	—	—	—		—
Greg McIntosh Executive Vice President, Chief Commercial Officer and General Manager, Global Records and Information Management	2024	$533,046	—	$3,688,733	—	$826,000	$23,513		$5,071,292
	2023	$541,170	—	$1,789,768	—	$641,000	$39,863		$3,011,801
	2022	$530,675	—	$2,012,636	—	$651,000	$23,458		$3,217,769
Mithu Bhargava(10) Executive Vice President and General Manager, Digital Business Unit	2024	$500,003	—	$2,213,258	—	$525,000	$15,086		$3,253,347
	2023	—	—	—	—	—	—		—
	2022	—	—	—	—	—	—		—
(1)Total reported reflects salary earned during the fiscal year, adjusted for changes in salary rates, where applicable.
(2)The amounts reported in the “Stock Awards” column present the aggregate grant date fair value of awards computed in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures. Assumptions used in the calculation of these amounts are included in Note 2 to the Company’s Consolidated Financial Statements included in the Company’s Annual Reports on Form 10-K for the years ended December 31, 2024, 2023 and 2022. These amounts were not paid to or realized by the NEO in the year indicated. The grant date fair values of PUs included in this column are calculated assuming target level attainment of each applicable performance goal, except for the PU awards. The PU awards include a market-based performance condition and the fair value reflects the expected value of the award determined under a Monte Carlo simulation. The table below illustrates the RSU value, the expected value of PUs and the value if each recipient were to achieve the applicable maximum payout for all PUs. All values are determined as of the grant date.
(3)For a list of stock and option awards granted in 2024, see the “Grants of Plan-Based Awards” table below.
(4)The amounts reported in the “Option Awards” column reflect the aggregate grant date fair value of stock options granted in the year indicated computed in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 2 to the Company’s Consolidated Financial Statements included in the Company’s Annual Reports on Form 10-K for the fiscal years ended December 31, 2024, 2023, and 2022. These amounts were not paid out or realized in the year indicated.
(5)The amounts reported in the “Non-Equity Incentive Plan Compensation” column reflect amounts paid to our NEOs under our non-equity incentive compensation plans based on the achievement of selected performance targets earned in the specified year and paid in the following year. Non-equity incentive compensation awards are calculated based on the applicable NEO’s base salary earnings before any deductions or deferrals, such as 401(k) contributions or deferred compensation plan contributions. Details regarding the calculation of these payments are included in the “Compensation Discussion and Analysis” section of this Proxy Statement.
(6)All other compensation details for the NEOs for 2024 are described in the “All Other Compensation” table below.
(7)Mr. Meaney’s salary for each of the years 2022-2024 includes 100,000 Swiss Francs paid in accordance with the Swiss Employment Agreement, converted to U.S. dollars using the Swiss exchange rates.
(8)No amounts are reported for Mr. Kidd for 2022 because he was not an NEO in 2022.
(9)The amount previously reported as Mr. Kidd’s “All Other Compensation” for the fiscal year 2023 inadvertently excluded relocation benefits and tax gross-up payments to Mr. Kidd in 2023. In connection with his assignment in Switzerland, Mr. Kidd is entitled to certain tax gross-ups in accordance with the Company’s Global Mobility International Long Term Assignment and Tax Equalization Policies (collectively, “GMTEQ”). This policy provides for payments to Mr. Kidd and certain other employees on international assignment with the Company. Expatriate payments are designed to mitigate the inconvenience of an international assignment by covering expenses in excess of what the expatriate would have incurred if he or she had remained in his or her home country. In fiscal year 2023, Mr. Kidd received relocation benefits in the amount of $486,272 and tax gross-ups in the amount of $484,102. These amounts include tax equalization and tax gross-up payments that Mr. Kidd was entitled to receive in 2023, which were omitted due to an administrative error.
(10)No amounts are reported for Ms. Bhargava for 2022 and 2023 because she was not an NEO in 2022 and 2023.

2025 PROXY STATEMENT	57

EXECUTIVE COMPENSATION
2024 AWARDS

	COMPONENTS OF STOCK AWARDS		ADDITIONAL INFORMATION
NAMED EXECUTIVE OFFICER	RSU VALUE ($)	PU VALUE - EXPECTED ($)	PU VALUE - MAXIMUM ($)
William L. Meaney	—	$12,059,474	$42,208,160
Barry Hytinen	—	$5,107,462	$17,876,117
Mark Kidd	—	$3,688,733	$12,910,565
Greg McIntosh	—	$3,688,733	$12,910,565
Mithu Bhargava	—	$2,213,258	$7,746,357
2023 AWARDS

	COMPONENTS OF STOCK AWARDS		ADDITIONAL INFORMATION
NAMED EXECUTIVE OFFICER	RSU VALUE ($)	PU VALUE - EXPECTED ($)	PU VALUE - MAXIMUM ($)
William L. Meaney	—	$9,456,866	$33,099,031
Barry Hytinen	—	$3,386,082	$11,851,287
Mark Kidd	—	$2,176,727	$7,618,545
Greg McIntosh	—	$1,789,768	$6,264,188
2022 AWARDS

	COMPONENTS OF STOCK AWARDS		ADDITIONAL INFORMATION
NAMED EXECUTIVE OFFICER	RSU VALUE ($)	PU VALUE - EXPECTED ($)	PU VALUE - MAXIMUM ($)
William L. Meaney	$1,049,974	$8,798,288	$30,794,008
Barry Hytinen	$749,967	$2,513,749	$8,798,122
Greg McIntosh	$462,477	$1,550,158	$5,425,553
“All Other Compensation” for 2024 reflects the following:

	WILLIAM L. MEANEY	BARRY HYTINEN	MARK KIDD	GREG MCINTOSH	MITHU BHARGAVA
401(k) Match(11)	$12,678	$13,869	$13,869	$12,269	$13,869
Company Paid Physical	—	—	$3,000	—	—
Swiss Benefits(12)	$10,769	—	—	—	—
Swiss Medical Insurance(13)	$42,280	—	—	—	—
International Assignment Costs(14)	—	—	$1,537,262	—	—
President’s Club Event Expenses(15)	$360	$7,080	—	$5,225	$860
Tax Gross Up(16)	$27,665	$6,055	$141,430	$6,019	$357
Total	$93,753	$27,004	$1,695,561	$23,513	$15,086
(11)Mr. McIntosh participates in the Canada Deferred Profit Sharing Plan.
(12)Mr. Meaney’s Swiss Benefits were converted into U.S. dollars using the average exchange rate for 2024 (1 Swiss Franc to $1.1363).
(13)The Company agreed to reimburse Mr. Meaney for the cost of his Swiss medical insurance pursuant to his employment offer letter dated November 30, 2012.
(14)The payments for Mr. Kidd were related to his Company requested international assignment in Switzerland, paid in accordance with the GMTEQ. These payments were similar to the types of payments generally made to certain other employees on international assignment with the Company. GMTEQ related payments are designed to mitigate the inconvenience of an international assignment by covering expenses in excess of what the expatriate would have incurred if he or she had remained in his or her home country. The payments for Mr. Kidd include tax preparation services of $2,400, cost of living adjustments and housing of $481,371 and Swiss tax equalization payments of $1,053,491. Tax equalization payments are made pursuant to the GMTEQ and are designed to ensure there is no undue tax burden on the employee due to an expatriate assignment.
(15)The President’s Club is an established event to celebrate achievements of the Company’s top performers. The compensation includes the de minimis value of gifts that attendees received at the event and for Messrs. Hytinen and McIntosh and Ms. Bhargava, costs are associated with the attendance of their respective guests.
(16)Includes tax gross up benefits in connection with the Swiss medical insurance cost reimbursement for Mr. Meaney, gifts and/or guest attendees at President’s Club for Messrs. Meaney, Hytinen and McIntosh and Ms. Bhargava, as well as, international assignment benefits for Mr. Kidd.

58

EXECUTIVE COMPENSATION
GRANTS OF PLAN-BASED AWARDS FOR 2024
The following table sets forth certain information concerning the grants of plan-based awards to our NEOs during the year ended December 31, 2024. For a description of these awards, see the “Compensation Discussion and Analysis — 2024 Total Direct Compensation Components — Long-Term Incentives” section of this Proxy Statement.

NAMED EXECUTIVE OFFICER			ESTIMATED FUTURE PAYOUTS UNDER NON-EQUITY INCENTIVE PLAN AWARDS(1)			ESTIMATED FUTURE PAYOUTS UNDER EQUITY INCENTIVE PLAN AWARDS(2)			ALL OTHER STOCK AWARDS: NUMBER OF SHARES OF STOCK OR UNITS (#)	ALL OTHER OPTION AWARDS: NUMBER OF SECURITIES UNDERLYING OPTIONS (#)(3)	EXERCISE OR BASE PRICE OF OPTION AWARDS ($/SH)	CLOSING MARKET PRICE ON THE DATE OF GRANT ($)	GRANT DATE FAIR VALUE OF STOCK AND OPTION AWARDS ($)
	GRANT DATE	APPROVAL DATE	THRESHOLD ($)	TARGET ($)	MAXIMUM ($)	THRESHOLD (#)	TARGET (#)	MAXIMUM (#)
William L. Meaney			—	$2,100,000	$4,462,500	—	—	—	—	—	—	—	—
	3/1/2024	2/21/2024	—	—	—	—	131,124	458,934	—	83,054	$81.03	—	$13,934,501
Barry Hytinen			—	$937,500	$1,992,188	—	—	—	—	—	—	—	—
	3/1/2024	2/21/2024	—	—	—	—	55,534	194,369	—	—	—	—	$5,107,462
Mark Kidd			—	$575,000	$1,221,875	—	—	—	—	—	—	—	—
	3/1/2024	2/21/2024	—	—	—	—	40,108	140,378	—	—	—	—	$3,688,733
Greg McIntosh			—	$575,000	$1,221,875	—	—	—	—	—	—	—	—
	3/1/2024	2/21/2024	—	—	—	—	40,108	140,378	—	—	—	—	$3,688,733
Mithu Bhargava			—	$350,000	$743,750	—	—	—	—	—	—	—	—
	3/1/2024	2/21/2024	—	—	—	—	24,065	84,277	—	—	—	—	$2,213,258
(1)The amounts reported in the “Estimated Future Payouts Under Non-Equity Incentive Plan Awards” column, sub-column “Threshold” and sub-column “Maximum,” reflect the minimum and maximum payment level of short-term incentive compensation for each of our NEOs, which is zero and 212.5% of target, respectively. Non-equity incentive plan awards actually paid by the Company for services rendered in 2024 are reported in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table above.
(2)The amounts reported in “Estimated Future Payouts Under Equity Incentive Plan Awards” column, sub-column “Maximum,” reflect that the PUs awarded in 2024 provide the potential to earn up to approximately 350% of target, as described under the “2024 Total Direct Compensation Components — Long-Term Incentives” heading in the Compensation Discussion and Analysis section of this Proxy Statement.
(3)The stock option was granted under the 2014 Plan and vests in three substantially equal annual installments beginning on the first anniversary of the grant date.

2025 PROXY STATEMENT	59

EXECUTIVE COMPENSATION
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END FOR 2024
The following table sets forth certain information with respect to outstanding equity awards held by our NEOs at December 31, 2024. The market value amounts reported in the Stock Awards columns heading were determined using the closing price per share of Common Stock on the NYSE on December 31, 2024 of $105.11.

	OPTION AWARDS					STOCK AWARDS
NAMED EXECUTIVE OFFICER	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS: EXERCISABLE (#)	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS: UNEXERCISABLE (#)		OPTION EXERCISE PRICE ($)	OPTION EXPIRATION DATE	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (#)		MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED ($)	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED UNITS THAT HAVE NOT VESTED (#)		EQUITY INCENTIVE PLAN AWARDS: MARKET VALUE OF UNEARNED UNITS THAT HAVE NOT VESTED ($)
William L. Meaney	829,506	–		$36.59	2/18/2026	7,047	(4)	$740,710	554,911	(5)	$58,326,695
	461,696	–		$37.00	2/16/2027				580,959	(5)	$61,064,600
	342,228	–		$33.72	2/15/2028				163,905	(5)	$17,228,055
	345,295	–		$35.72	2/20/2029
	523,773	–		$33.80	2/19/2030
	66,220	–		$29.55	3/09/2030
	429,618	–		$34.73	3/01/2031
	140,970	70,485	(1)	$49.67	3/01/2032
	52,377	104,755	(2)	$52.58	3/01/2033
	–	83,054	(3)	$81.03	3/01/2034
Barry Hytinen	N/A	N/A		N/A	N/A	5,033	(4)	$529,019	158,543	(5)	$16,664,455
	N/A	N/A		N/A	N/A				208,015	(5)	$21,864,457
	N/A	N/A		N/A	N/A				69,417	(5)	$7,296,421
Mark Kidd	7,306	–		$31.46	3/09/2026	2,819	(4)	$296,305	54,960	(5)	$5,776,846
	6,839	–		$37.00	2/16/2027				133,721	(5)	$14,055,414
	8,296	–		$33.72	2/15/2028				50,135	(5)	$5,269,690
	55,309	–		$33.72	2/15/2028
	33,483	–		$35.72	2/20/2029
Greg McIntosh	6,744	–		$31.46	3/09/2026	3,104	(4)	$326,261	97,769	(5)	$10,276,500
	6,839	–		$37.00	2/16/2027				109,950	(5)	$11,556,845
	4,009	–		$33.72	2/15/2028				50,135	(5)	$5,269,690
	13,442	–		$35.17	3/25/2029
Mithu Bhargava	N/A	N/A		N/A	N/A	5,325	(6)	$559,711	46,356	(5)	$4,872,479
	N/A	N/A		N/A	N/A				54,565	(5)	$5,735,327
	N/A	N/A		N/A	N/A				30,081	(5)	$3,161,814
(1)Options vest in three substantially equal annual installments on March 1, 2023, March 1, 2024 and March 1, 2025.
(2)Options vest in three substantially equal annual installments on March 1, 2024, March 1, 2025 and March 1, 2026.
(3)Options vest in three substantially equal annual installments on March 1, 2025, March 1, 2026 and March 1, 2027.
(4)RSUs vest on March 1, 2025.
(5)The number of unearned PUs reported in this column is calculated in accordance with SEC requirements and is based on the Company’s actual performance results for the 2022, 2023 and 2024 PUs through the end of fiscal 2024 under the applicable performance measures and assuming that the payout will occur at the next highest level (threshold, target or maximum) relative to actual performance results. Earned PUs, if any, will vest in one installment on the third anniversary of the grant date.
(6)RSUs vest in three substantially equal annual installments on March 1, 2024, March 1, 2025 and March 1, 2026.

60

EXECUTIVE COMPENSATION
OPTION EXERCISES AND STOCK VESTED AT FISCAL YEAR END FOR 2024

	OPTION AWARDS		STOCK AWARDS
NAMED EXECUTIVE OFFICER	NUMBER OF SHARES ACQUIRED ON EXERCISE (#)	VALUE REALIZED ON EXERCISE ($)	NUMBER OF SHARES ACQUIRED ON VESTING (#)	VALUE REALIZED ON VESTING ($)(1)
William L. Meaney	349,247	$16,106,344	416,131	$36,816,408
Barry Hytinen	—	—	69,262	$6,118,279
Mark Kidd	5,834	$245,627	33,215	$2,933,055
Greg McIntosh	3,923	$190,579	28,373	$2,503,761
Mithu Bhargava	—	—	17,629	$1,863,617
(1)Includes the payout of accrued cash dividend equivalents.
NON-QUALIFIED DEFERRED COMPENSATION FOR 2024
EXECUTIVE DEFERRED COMPENSATION
The Company provides certain of its highly compensated employees in the United States, including our NEOs, with the opportunity to defer between 5% and 100% of any 2024 non-equity incentive compensation and/or defer between 5% and 50% of base salary through the Executive Deferred Compensation Plan (the “EDCP”). This benefit is offered to these employees in part because they are limited by the Code and applicable nondiscrimination testing rules in the amount of 401(k) contributions they can make under the Company’s 401(k) Plan. Deferral elections and elections relating to the timing of payments are made prior to the period in which the salary and/or incentive compensation bonuses are earned. The Company does not contribute any matching, profit sharing or other funds to the EDCP for any employee. Participants in the EDCP can elect to invest their deferrals in funds that mirror, as closely as possible, the investment options available under the Company’s 401(k) Plan. The EDCP does not pay any above market rates and is administered by the Compensation Committee.
Participants may elect to receive benefits when they separate from service or on a specified date in the future. Benefits are distributed either in a lump sum or in five or ten annual payments. Participants may choose from an array of investment options that generally mirror the investment options available in the 401(k) plan. While the assets are held in a Rabbi Trust, the responsibility to pay benefits are unfunded and unsecured obligations of the Company.
None of our NEOs participated in the EDCP during the year ended December 31, 2024.
EMPLOYMENT AGREEMENTS
WILLIAM L. MEANEY
In connection with his appointment as CEO, the Company entered into an offer letter with Mr. Meaney dated November 30, 2012 (the “CEO Offer Letter”). In addition to standard TDC elements (salary and short and long-term incentives), the CEO Offer Letter includes the following provisions:
▲Mr. Meaney’s employment with the Company is on an at-will basis;
▲The Company agreed to pay Mr. Meaney a portion of his salary in Swiss Francs because Mr. Meaney is a Swiss citizen and, as a result of his responsibilities associated with the significant international focus of the Company, he works a portion of his time in Switzerland;
▲The Company agreed to reimburse Mr. Meaney for the cost of his Swiss medical insurance; and
▲Mr. Meaney is eligible for the Iron Mountain Companies Severance Plan and Severance Program No. 2 (the “CEO Severance Program”) as described under the “Termination and Change in Control Arrangements” heading below.
In December 2013, in order to implement the Swiss Franc salary payments agreed to in the CEO Offer Letter, and due to the customary nature of such agreements in Switzerland, a Swiss subsidiary of the Company entered into an employment agreement with Mr. Meaney (the “Swiss Employment Agreement”). As required by Swiss law, the Company, or one of its Swiss subsidiaries, funds certain benefits on Mr. Meaney’s behalf in connection with his Swiss employment, including an occupational benefit plan and occupational accident insurance. The Company’s contribution levels reflect amounts required by Swiss law and are quantified in the Summary Compensation Table. The Swiss Employment Agreement has no fixed term and is terminable by either party following a one-month notice period (except for certain acts identified by Swiss law).
We do not have any agreements with Mr. Meaney or any other executive that provide for excise tax gross-up payments in connection with a change in control.

2025 PROXY STATEMENT	61

EXECUTIVE COMPENSATION
TERMINATION AND CHANGE IN CONTROL ARRANGEMENTS
The Company maintains various contracts and agreements that require payments to each NEO in connection with (1) any termination of such NEO, (2) a change in control of the Company, or (3) a change in such NEO’s responsibilities. This section describes the potential payments or other benefits that would have been made to our NEOs under certain hypothetical termination scenarios in effect on December 31, 2024.
Our NEOs do not receive any payments and their equity awards are forfeited if an NEO voluntarily terminates employment before becoming eligible for retirement. A voluntary termination would constitute a retirement for Mr. Meaney as he was eligible for retirement as of December 31, 2024.
EQUITY TREATMENT AT RETIREMENT
As of March 1, 2022, upon an employee’s retirement on or after attaining age 55, if the employee attains a minimum service requirement of five (5) years and the sum of (i) the age at retirement plus (ii) years of service at the Company totals at least 65, then such employee will be entitled to continued vesting of any outstanding equity awards. If retirement occurs a minimum of six (6) months after grant date of any equity award, recipients are entitled to continued vesting of time-vested stock options and time-vested RSUs granted on or after March 1, 2022. These awards will continue vesting on the original vesting schedule, and the options would remain exercisable up to the original term of the stock option award. PUs will continue to vest and be delivered in accordance with the original vesting schedule of the applicable PU award and remain subject to the same performance conditions.
Prior to March 1, 2022 and after February 20, 2019, upon an employee’s retirement on or after attaining age 58, if the sum of (i) the age at retirement plus (ii) years of service at the Company totals at least 70, then such employee was entitled to continued vesting of any outstanding equity awards. If retirement occurred on or after July 1 in the year of grant for any year from 2019-2021, equity award recipients are entitled to continue vesting of time-vested stock options. These awards continue vesting on the original vesting schedule, and the options remain exercisable up to three (3) years from retirement date.
EQUITY TREATMENT UPON DISABILITY OR DEATH
In the event of death or disability (as determined by the Board on the basis of medical advice satisfactory to it), any unvested options will fully vest and the unexercised portion of such options will remain exercisable for one (1) year. In such an event, RSUs will fully vest, provided that there is no breach of any agreements the NEO has with the Company regarding confidentiality, inventions, or non-solicitation and/or non-competition (each, a “Restricted Covenant Agreement”). Unvested PUs will be prorated according to the schedule described below, with the performance matrix (as outlined in the applicable PU awards) treated as satisfied (or satisfied at target, if applicable), provided that there is no breach of any Restrictive Covenant Agreement.
▲Relationship terminating on or after first (1st) anniversary of Grant Date - 33.3% vested
▲Relationship terminating on or after second (2nd) anniversary of Grant Date - 66.6% vested
▲Relationship terminating on or after third (3rd) anniversary of Grant Date - 100% vested
EQUITY TREATMENT IN CONNECTION WITH QUALIFYING TERMINATION OR A CHANGE OF CONTROL
All unvested stock options and other equity awards granted under the 2002 Plan or the 2014 Plan vest immediately should an employee terminate his or her own employment for “good reason” or be terminated by the Company in connection with a “vesting change in control,” as such terms are defined in the 2002 Plan and 2014 Plan, within 14 days prior or 12 months after such vesting change of control. This provision applies to all outstanding options and unvested RSUs or PUs held by employees of the Company, including our NEOs.
TERMINATION WITHOUT CAUSE OR FOR GOOD REASON
Termination without “cause” or for “good reason” constitutes a “qualifying termination” under Severance Program #1 and Severance Program #2, each as further described below.

62

EXECUTIVE COMPENSATION
CEO SEVERANCE PROGRAM
As provided for in the CEO Offer Letter, Mr. Meaney is a participant in the CEO Severance Program No. 2. Mr. Meaney is entitled to the benefits under the CEO Severance Program No. 2 in the event of a “qualifying termination,” which is generally defined as the termination of an eligible employee’s employment without “cause” or termination by the eligible employee for “good reason.” “Cause” is generally defined in the CEO Severance Program No. 2 as any of: (1) fraud, embezzlement or theft against the Company; (2) being convicted of, or pleading guilty or no contest to, a felony; (3) breach of a fiduciary duty owed to the Company; (4) material breach of any material policy of the Company; (5) willful failure to perform material assigned duties (other than by reason of illness); or (6) committing an act of gross negligence, engaging in willful misconduct or otherwise acting with willful disregard for the best interests of the Company. “Good reason” in the CEO Severance Program means that the Company has, without Mr. Meaney’s consent: (1) materially diminished the sum of his base compensation plus target non-equity incentive compensation; (2) required Mr. Meaney to be based at an office or primary work location that is greater than 50 miles from Portsmouth, New Hampshire; (3) materially diminished Mr. Meaney’s authority and/or responsibilities and/or assigned Mr. Meaney to duties and responsibilities that are generally inconsistent with his position with Iron Mountain prior to the change; (4) ceased to have Mr. Meaney report directly to the Board; or (5) materially breached the CEO Severance Program No. 2 or the CEO Offer Letter.
In the event of a qualifying termination under the CEO Severance Program No. 2, Mr. Meaney is entitled to certain severance benefits, including: (1) cash compensation consisting of (a) the sum of one year’s base salary, (b) a bonus payment equal to the annual target performance-based cash bonus for the year of termination, and (c) a prorated bonus in the year of termination; (2) one year of group health benefit continuation, and (3) 12 months outplacement. Mr. Meaney does not receive equity acceleration benefits under the CEO Severance Program No. 2.
In accordance with the CEO Severance Program No. 2, if Mr. Meaney’s termination is in connection with a change in control, he will be eligible for two years’ base salary and target bonus (rather than one year) and 18 months of group health benefit continuation (rather than 12 months), and the other benefits he would otherwise be entitled to remain unchanged. The CEO Severance Program No. 2 also modifies the determination of a Vesting Change in Control where termination following a Change in Control is directed by a third party, within 90 days prior to the Change in Control (rather than 14 days) or within two years following the Change in Control (rather than 12 months).
NEO SEVERANCE PROGRAM
Messrs. Hytinen, Kidd and McIntosh and Ms. Bhargava are entitled to the benefits under the Severance Program No. 1 in the event of a “qualifying termination,” which is generally defined as the termination of an eligible employee’s employment without “cause” or termination by the eligible employee for “good reason.” The definition of “cause” for the purposes of the Severance Program No. 1 is substantially the same as the definition of “cause” in the CEO Severance Program No. 2, as described above. The definition of “good reason” in the Severance Program No. 1 is substantially the same as “good reason” under the 2002 Plan and the 2014 Plan with an additional component that could result in an acceleration if the eligible employee were to terminate his or her employment within 14 days prior to or 12 months after a vesting change of control. The additional component is a material diminution in the responsibilities or title or position with the Company and/or the assignment of duties and responsibilities that are generally inconsistent with such eligible employee’s position with the Company immediately prior to the vesting change in control.
In the event of a qualifying termination under the Severance Program No. 1, the eligible employee is entitled to certain severance benefits paid in equal installments over the Severance Period, including: (1) cash compensation consisting of one year’s base salary and a bonus payment generally equal to the annual target bonus for the eligible employee for the year of termination multiplied by such employee’s average payout percentage over the prior three years; (2) the Company’s payment of (a) the employer share of the cost of medical and dental coverage under the Consolidated Omnibus Budget Reconciliation Act (“COBRA”) coverage until the earlier of (i) the first anniversary of such employee’s termination and (ii) the date on which COBRA coverage ends and (b) outplacement services for 12 months following termination; (3) accelerated vesting of outstanding RSUs and stock options scheduled to vest within 12 months following termination; and (4) pro-rated vesting of outstanding PUs based on actual performance using the following schedule and payable at the original vesting date, if earned as calculated at the end of the performance period:
▲PUs outstanding for less than 12 months—33.3% vested
▲PUs outstanding between 12 and 24 months—66.6% vested
▲PUs outstanding 24 months or longer—100%
GENERAL
It is a condition to receipt of severance benefits under each of (1) the CEO Severance Program No. 2 and (2) the Severance Program No. 1 that the employee receiving severance benefits under such program or agreement execute, deliver and not revoke a separation and release agreement and a confidentiality and non-competition agreement. The receipt of the employer share of the cost of medical and dental coverage under COBRA is conditioned on the employee not being in breach of either of the separation and release agreement or the confidentiality and non-competition agreement.

2025 PROXY STATEMENT	63

EXECUTIVE COMPENSATION
ESTIMATED BENEFITS AND PAYMENTS UPON TERMINATION
The table below reflects the amount of benefits and payments that would be paid to each NEO under various termination scenarios. The amounts provided assume that such termination was effective as of December 31, 2024.

NAMED EXECUTIVE OFFICER	TYPE OF TERMINATION	CASH SEVERANCE ($)	CONTINUATION OF BENEFITS AND OUTPLACEMENT SERVICES ($)	ACCELERATION OF UNVESTED OPTIONS, RSUS AND PUS ($)	TOTAL ($)
William L. Meaney	Termination without Cause or for Good Reason(1)	$6,447,000	$82,404	—	$6,529,404
	Retirement	—	—	—	—
	Disability(2) or Death(2)	$3,147,000	—	$30,954,829	$34,101,829
Barry Hytinen	Termination without Cause or for Good Reason(1)	$1,966,563	$68,269	$36,243,790	$38,278,622
	Retirement	—	—	—	—
	Disability(2) or Death(2)	$1,405,000	—	$6,419,085	$7,824,085
Mark Kidd	Termination without Cause or for Good Reason(1)	$1,343,967	$75,719	$18,150,490	$19,570,176
	Retirement	—	—	—	—
	Disability(2) or Death(2)	$826,000	—	$3,071,085	$3,897,085
Greg McIntosh	Termination without Cause or for Good Reason(1)	$1,281,292	$40,000	$21,266,229	$22,587,520
	Retirement	—	—	—	—
	Disability(2) or Death(2)	$826,000	—	$3,742,946	$4,568,946
Mithu Bhargava	Termination without Cause or for Good Reason(1)	$957,800	$40,254	$8,747,737	$9,745,791
	Retirement	—	—	—	—
	Disability(2) or Death(2)	$525,000	—	$1,767,449	$2,292,449
(1)The amounts presented for PUs are the value for the 2022, 2023 and 2024 PU awards that would be earned assuming estimated performance through December 31, 2024 and based on a price per share of our Common Stock of $105.11, the closing price per share of Common Stock on the NYSE on December 31, 2024.
(2)In the event of death or disability, RSUs will fully vest, provided that there is no breach of any Restrictive Covenant Agreement, and PUs will vest in accordance with the three-year cliff-vesting schedule, as described on page 62 in the “Equity Treatment Upon Disability or Death” section. The amounts are based on a price per share of our Common Stock of $105.11, the closing price per share of Common Stock on the NYSE on December 31, 2024.
ESTIMATED BENEFITS UPON A QUALIFYING TERMINATION UNDER THE APPLICABLE SEVERANCE PROGRAM IN CONNECTION WITH A CHANGE IN CONTROL
The table below reflects the amount of compensation that would be paid to each NEO in the event of a qualifying termination of employment in connection with a Change in Control under the CEO Severance Program No. 2 (in the case of Mr. Meaney) or the Severance Program No. 1 (in the case of Messrs. Hytinen, Kidd and McIntosh, and Ms. Bhargava). The amounts shown assume that such termination was effective as of December 31, 2024.

NAMED EXECUTIVE OFFICER	CASH SEVERANCE ($)	CONTINUATION OF BENEFITS AND OUTPLACEMENT SERVICES ($)	ACCELERATION OF UNVESTED OPTIONS, RSUS AND PUS ($)(1)	TOTAL ($)
William L. Meaney	$9,747,000	$82,404	$174,476,082	$184,305,486
Barry Hytinen	$1,966,563	$68,269	$56,800,738	$58,835,569
Mark Kidd	$1,343,967	$75,719	$32,534,469	$33,954,154
Greg McIntosh	$1,281,292	$40,000	$34,983,724	$36,305,016
Mithu Bhargava	$957,800	$40,254	$18,234,852	$19,232,906
(1)These amounts are based on a price per share of our Common Stock of $105.11, the closing price per share of Common Stock on the NYSE on December 31, 2024, and reflect the value of earned PUs for the PUs which were granted in 2022. For PUs granted after 2022, the amounts are based on the value of PUs that would be earned if the Company achieved target performance under the Advanced Revenue Plan.

64

EXECUTIVE COMPENSATION
MEDIAN EMPLOYEE TO CEO PAY RATIO
We are providing the following information about the ratio of the annual total compensation provided to Mr. Meaney, our President and CEO, to the annual total compensation of our estimated median employee. The Company identified the median employee as of December 31, 2023 and there has been no change in the Company’s employee population or employee compensation arrangements that the Company reasonably believes would result in a significant change to our pay ratio disclosure; therefore, we used the median employee identified as of December 31, 2023 to complete the calculation for the year ended December 31, 2024:
▲The median employee’s annual total compensation was $37,085;
▲The annual total compensation of our CEO was $18,363,886; and
▲Based on this information, the ratio of the annual total compensation of our CEO to the median employee is estimated to be 495 to 1.
We have elected to identify our median employee every three years, unless a significant change in our employee population or employee compensation arrangements has occurred. For 2024, we used the same median employee that was identified in 2023 because there has been no change in our employee population or employee compensation that we reasonably believe would result in a significant change in the pay ratio disclosure.

To identify our median employee as of December 31, 2023, we began by considering each individual employed by us worldwide on the determination date, except that we excluded approximately 544 employees located outside the United States as permitted by the de minimis exception within the SEC rules. Based on the de minimis exception, we excluded all individuals located in six (6) countries, which constituted approximately 2% of the approximately 27,000 total individuals that we employed globally as of December 31, 2023. The excluded countries and the number of our employees in each excluded country are as follows as of December 31, 2023: China (333), Slovakia (119), Ukraine (59), Croatia (25), Czech (7), and Italy (1). In addition, as permitted by the transition periods exception within the SEC rules, we elected to omit approximately 460 employees in connection with our June 2023 acquisition of Clutter, Inc., a leading provider in storage solutions.

For purposes of identifying the median employee from our employee population (other than those we excluded by reason of the de minimis and transition periods exceptions), we considered base salary and base wages, as compiled from our payroll and employment records. We selected base salary and base wages to identify the median employee because these components represent the principal form of compensation delivered to all of our employees other than our CEO and this information is readily available across our workforce. Compensation paid in foreign currencies was converted to U.S. dollars based on the average of each month’s average exchange rate in 2023.

We aggregated all of the elements of that employee’s compensation for 2024 in the same way that we calculate the annual total compensation of our NEOs in the Summary Compensation Table.
To calculate our ratio, we divided the CEO’s annual total compensation by the median employee’s annual total compensation. We believe this ratio is a reasonable estimate calculated in a manner consistent with SEC rules.
The SEC’s rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. As a result, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

2025 PROXY STATEMENT	65

EXECUTIVE COMPENSATION
2024 PAY VERSUS PERFORMANCE
2024 PAY VERSUS PERFORMANCE SUMMARY
The following table sets forth information concerning the compensation of our principal executive officer (“PEO”) and our other NEOs (“Non- PEO NEOs”) for each of the fiscal years ended December 31, 2024, 2023, 2022, 2021 and 2020 and our financial performance for each such fiscal year.

			AVERAGE SUMMARY COMPENSATION TABLE TOTAL FOR NON-PEO NEOs(3)	AVERAGE COMPENSATION ACTUALLY PAID TO NON-PEO NEOs(4)	VALUE OF INITIAL FIXED $100 INVESTMENT BASED ON:
YEAR	SUMMARY COMPENSATION TABLE TOTAL FOR PEO(1)	COMPENSATION ACTUALLY PAID TO PEO(2)			TOTAL SHAREHOLDER RETURN	PEER GROUP TOTAL SHAREHOLDER RETURN(5)	NET INCOME (MILLIONS)(6)	REVENUE (MILLIONS)(7)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2024	$18,363,886	$118,475,621	$5,599,851	$23,508,532	$428.77	$123.47	$183.67	$6,150
2023	$14,899,851	$48,816,841	$4,006,367	$8,834,113	$277.56	$113.54	$187.26	$5,480
2022	$15,112,551	$14,447,959	$3,737,013	$4,268,120	$189.43	$99.82	$562.15	$5,104
2021	$17,046,118	$59,232,411	$3,562,277	$7,434,654	$189.58	$132.23	$452.73	$4,492
2020	$12,281,609	$13,757,847	$3,744,539	$3,807,249	$100.98	$92.43	$343.10	$4,147
(1)The dollar amounts reported in column (b) are the amounts of total compensation reported for our CEO, William L. Meaney, in the Summary Compensation Table for fiscal years ended December 31, 2024, December 31, 2023, December 31, 2022, December 31,2021, and December 31, 2020. Mr. Meaney was the CEO for each of the fiscal years presented.
(2)The dollar amounts reported in column (c) represent the amounts of compensation actually paid to our CEO for the applicable fiscal year, as computed in accordance with applicable SEC rules. The dollar amounts reported may not reflect the actual amount of compensation earned by or paid to our CEO during the applicable fiscal year. In accordance with applicable SEC rules, the following adjustments were made to our CEO’s total compensation for each applicable fiscal year to determine the compensation actually paid to our CEO:
PEO

YEAR	SUMMARY COMPENSATION TABLE TOTAL	EXCLUSION OF CHANGE IN PENSION VALUE	EXCLUSION OF STOCK AWARDS AND OPTION AWARDS	INCLUSION OF PENSION SERVICE COST	INCLUSION OF EQUITY VALUES	COMPENSATION ACTUALLY PAID
2024	$18,363,886	—	$(13,934,501)	—	$114,046,236	$118,475,621
2023	$14,899,851	—	$(11,181,861)	—	$45,098,851	$48,816,841
2022	$15,112,551	—	$(11,423,262)	—	$10,758,670	$14,447,959
2021	$17,046,118	—	$(12,622,305)	—	$54,808,598	$59,232,411
2020	$12,281,609	—	$(9,265,643)	—	$10,741,881	$13,757,847
The amounts in the Inclusion of Equity Values in the table above are derived from the amounts set forth in the following table.

YEAR	YEAR END FAIR VALUE OF EQUITY AWARDS	YEAR OVER YEAR CHANGE IN FAIR VALUE OF OUTSTANDING AND UNVESTED EQUITY AWARDS	FAIR VALUE AS OF VESTING DATE OF EQUITY AWARDS GRANTED AND VESTED IN THE YEAR	YEAR OVER YEAR CHANGE IN FAIR VALUE OF EQUITY AWARDS GRANTED IN PRIOR YEARS THAT VESTED IN THE YEAR	FAIR VALUE AT THE END OF THE PRIOR YEAR OF EQUITY AWARDS THAT FAILED TO MEET VESTING CONDITIONS IN THE YEAR	VALUE OF DIVIDENDS OR OTHER EARNINGS PAID ON STOCK OR OPTION AWARDS NOT OTHERWISE REFLECTED IN FAIR VALUE OR TOTAL COMPENSATION	TOTAL EQUITY AWARD ADJUSTMENTS
2024	$19,422,960	$84,552,078	—	$6,973,885	—	$3,097,313	$114,046,236
2023	$17,248,412	$23,789,603	—	$2,039,360	—	$2,021,476	$45,098,851
2022	$15,180,077	$(1,385,555)	—	$(4,530,733)	—	$1,494,881	$10,758,670
2021	$30,532,123	$22,647,626	—	$1,052,694	—	$576,154	$54,808,598
2020	$9,042,239	$536,799	—	$355,676	—	$807,166	$10,741,881

66

EXECUTIVE COMPENSATION
(3)The dollar amounts reported in column (d) represent the average of the amounts of total compensation reported for our NEOs as a group (excluding our CEO) for the applicable fiscal years. The names of the NEOs (excluding our CEO) included for purposes of calculating the average amounts in each applicable fiscal year are as follows:

NAMED EXECUTIVE OFFICER	2024	2023	2022	2021	2020
Barry Hytinen	Included	Included	Included	Included	Included
Ernest Cloutier	Not Included	Not Included	Not Included	Included	Included
Deirdre Evens	Not Included	Not Included	Included	Included	Included
Greg McIntosh	Included	Included	Included	Not Included	Not Included
John Tomovcsik	Not Included	Included	Included	Included	Included
Mark Kidd	Included	Included	Not included	Not Included	Not Included
Mithu Bhargava	Included	Not Included	Not Included	Not Included	Not Included
(4)The dollar amounts reported in column (e) represent the average amount of compensation actually paid to our NEOs as a group (excluding our CEO), as computed in accordance with applicable SEC rules. The dollar amounts reported may not reflect the actual average amount of compensation earned by or paid to the NEOs as a group (excluding our CEO) during the applicable fiscal year. The names of the NEOs (excluding our CEO) included for purposes of calculating the average amounts in each applicable year are as described in footnote (3) above. In accordance with applicable SEC rules, the following adjustments were made to average total compensation for the NEOs as a group (excluding our CEO) for each fiscal year to determine the compensation actually paid, using the same methodology described above in footnote (2) above:
NON-PEO NEOs

YEAR	SUMMARY COMPENSATION TABLE TOTAL	EXCLUSION OF CHANGE IN PENSION VALUE	EXCLUSION OF STOCK AWARDS AND OPTION AWARDS	INCLUSION OF PENSION SERVICE COST	INCLUSION OF EQUITY VALUES	COMPENSATION ACTUALLY PAID
2024	$5,599,851	—	$(3,674,547)	—	$21,583,228	$23,508,532
2023	$4,006,367	—	$(2,290,842)	—	$7,118,587	$8,834,113
2022	$3,737,013	—	$(2,325,406)	—	$2,856,512	$4,268,120
2021	$3,562,277	—	$(1,993,553)	—	$5,865,930	$7,434,654
2020	$3,744,539	—	$(1,949,486)	—	$2,012,196	$3,807,249
The amounts in the Inclusion of Equity Values in the table above are derived from the amounts set forth in the following table.

YEAR	YEAR END FAIR VALUE OF EQUITY AWARDS	YEAR OVER YEAR CHANGE IN FAIR VALUE OF OUTSTANDING AND UNVESTED EQUITY AWARDS	FAIR VALUE AS OF VESTING DATE OF EQUITY AWARDS GRANTED AND VESTED IN THE YEAR	YEAR OVER YEAR CHANGE IN FAIR VALUE OF EQUITY AWARDS GRANTED IN PRIOR YEARS THAT VESTED IN THE YEAR	FAIR VALUE AT THE END OF THE PRIOR YEAR OF EQUITY AWARDS THAT FAILED TO MEET VESTING CONDITIONS IN THE YEAR	VALUE OF DIVIDENDS OR OTHER EARNINGS PAID ON STOCK OR OPTION AWARDS NOT OTHERWISE REFLECTED IN FAIR VALUE OR TOTAL COMPENSATION	TOTAL EQUITY AWARD ADJUSTMENTS
2024	$5,007,004	$15,819,186	—	$500,237	—	$256,801	$21,583,228
2023	$3,353,612	$3,340,849	—	$109,007	—	$315,119	$7,118,587
2022	$2,983,946	$(101,015)	—	$(185,430)	—	$159,011	$2,856,512
2021	$3,433,602	$2,317,677	—	$58,121	—	$56,530	$5,865,930
2020	$1,860,816	$52,562	—	$27,686	—	$71,132	$2,012,196
(5)The dollar amounts reported in column (g) represent the weighted peer group cumulative TSR of the MSCI US REIT Index as discussed in the 5-Year Total Shareholder Return section on page 40.
(6)The dollar amounts reported in column (h) represent the amount of net income (in millions) as reported in our audited consolidated financial statements on Form 10-K for the applicable fiscal year.
(7)The dollar amounts reported in column (i) represent the amount of revenue (in millions) as reported in our audited consolidated financial statements on Form 10-K for the applicable fiscal year. Revenue is our most important financial performance measure used to link compensation actually paid to our NEOs to company performance.
FINANCIAL PERFORMANCE MEASURES
As described in greater detail in the section captioned “EXECUTIVE COMPENSATION – Compensation Discussion and Analysis,” our executive compensation program is designed to motivate and reward exceptional performance in a straightforward and effective way, while also recognizing the size, scope, and success of our business. The compensation of our NEOs has three primary components: annual base salary, short-term incentives, and long-term incentives. Our compensation programs are designed to support our long-term strategy, with the majority of our executive team pay being at risk and in the form of long-term incentives.
Our executive compensation programs reward achievement of enterprise financial goals and strategic objectives that drive long-term stockholder value creation, thereby aligning the interests of our executives with our stockholders. Changes in stockholder value are incorporated in changes in the fair value of our equity awards and reflected in compensation actually paid amounts reported in columns (c) and (e) in the table above.

2025 PROXY STATEMENT	67

EXECUTIVE COMPENSATION
For the fiscal year ended December 31, 2024, the most important financial performance measures used by Iron Mountain to link executive compensation actually paid to the NEOs to our performance are as follows:

PERFORMANCE MEASURES
Adjusted EBITDA
AFFO
Revenue
ROIC
Total Shareholder Return
ANALYSIS OF THE INFORMATION PRESENTED IN THE PAY VERSUS PERFORMANCE TABLE
The following graphs reflect the relationship between the compensation actually paid (“CAP”) to our NEOs for each of the fiscal years ended December 31, 2024, 2023, 2022, 2021, and 2020 and our TSR, net income and revenue for each such fiscal year. In addition, the graph titled “CAP VERSUS TOTAL SHAREHOLDER RETURN (TSR)” compares our TSR, as reflected in column (f) of the pay versus performance table on page 66, to the TSR of the MSCI US REIT Index reflected in column (g) of the pay versus performance table on page 66.

►	CAP VERSUS TOTAL SHAREHOLDER RETURN (TSR)

PEO and Average NEO Compensation Actually Paid
Versus Company TSR
Compensation Actually Paid
(in millions of US dollars)
Total Shareholder Return
Indexed ($100)
140
120
100
80
60
40
20
0
500
450
400
350
300
250
200
150
100
50
0
2020
2021
2022
2023
2024
$13.8
$59.2
$14.4
$48.8
$118.5
$3.8
$7.4
$4.3
$8.8
$23.5
$100.98
$189.58
$189.43
$277.56
$428.77
$92.43
$132.23
$99.82
$113.54
$123.47
PEO CAP
Avg NEO CAP
IRM TSR
MSCI US REIT Index TSR

►	CAP VERSUS NET INCOME

PEO and Average NEO Compensation Actually Paid
Versus Net Income
Compensation Actually Paid
(in millions of US dollars)
Net Income
(in millions of US dollars)
140
120
100
80
60
40
20
0
600
500
400
300
200
100
0
2020
2021
2022
2023
2024
$343.10
$452.73
$562.15
$187.26
$183.67
$13.8
$59.2
$14.4
$48.8
$118.5
$3.8
$7.4
$4.3
$8.8
$23.5
PEO CAP
Avg NEO CAP
Net Income (millions)

68

EXECUTIVE COMPENSATION

►	CAP VERSUS REVENUE

PEO and Average NEO Compensation Actually Paid Versus Revenue
Compensation Actually Paid (in millions of US dollars)
Revenue (in millions of US dollars)
140
120
100
80
60
40
20
0
7000
6000
5000
4000
3000
2000
1000
0
2020
2021
2022
2023
2024
$4,147
$4,492
$5,104
$5,480
$6,150
$13.8
$59.2
$14.4
$48.8
$118.5
$3.8
$7.4
$4.3
$8.8
$23.5
PEO CAP
Avg NEO CAP
Revenue (millions)

ADDITIONAL INFORMATION
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
No member of the Compensation Committee was, during fiscal year 2024, an officer or employee of the Company or was formerly an officer of the Company or had any relationship requiring disclosure by us under Item 404 of Regulation S-K of the Exchange Act. Please refer to “Certain Relationships and Related Party Transactions” above, for additional information. None of our executive officers served as a member of the compensation committee (or its equivalent) of another entity or as a director of another entity, one of whose executive officers served on our Compensation Committee. None of our executive officers served as a member of the compensation committee (or its equivalent) of another entity, one of whose executive officers served as one of our directors.

2025 PROXY STATEMENT	69

AUDIT MATTERS
Subject to ratification by the stockholders, the Audit Committee has appointed the firm of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2025.
The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the Company’s independent auditors for the purpose of preparing or issuing audit reports or performing other audit reviews or attest services. Our independent auditors report directly to the Audit Committee, and the Audit Committee has executive sessions with the independent auditors at each regularly scheduled Audit Committee meeting.
The Audit Committee evaluates the performance of the Company’s independent auditors each year and determines whether to reengage the current independent auditors or consider other audit firms. In doing so, the Audit Committee considers the quality and efficiency of the services provided by the auditors and the auditors’ technical expertise and knowledge of the Company’s operations and industry. In accordance with the Audit Committee charter, the Audit Committee also evaluates the independence of the independent auditors and discusses with the auditor its independence from the Company and its management. The Audit Committee also oversees compliance with the mandated five-year rotation of the independent auditors’ lead engagement partner and reviews and evaluates the lead audit partner, and the chair of the Audit Committee is directly involved in the selection of any new lead engagement partner.
Based on this evaluation, the Audit Committee has appointed Deloitte & Touche LLP to serve as independent registered auditors for the year ending December 31, 2025. Deloitte & Touche LLP has served as the Company’s independent auditors since 2003 and is considered by management and the Audit Committee to be well qualified. Further, the Audit Committee and the Board believe that the continued retention of Deloitte & Touche LLP to serve as the independent registered public accounting firm is in the best interests of the Company and its stockholders.
The Audit Committee has determined to submit its appointment of the independent auditors to the Company’s stockholders for ratification. This vote will ratify prior action by the Audit Committee and will not be binding upon the Audit Committee. However, the Audit Committee may reconsider its prior appointment of the independent auditors or consider the results of this vote when it determines to appoint the Company’s independent auditors in the future.
The Audit Committee oversees and is ultimately responsible for the outcome of audit fee negotiations associated with the Company’s retention of its independent auditors. The fees we paid to Deloitte & Touche LLP in 2024 are shown in the table appearing on page 71 of this Proxy Statement.
Representatives of Deloitte & Touche LLP are expected to be present at the virtual Annual Meeting. They will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.
If the stockholders do not ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm, the appointment of accountants will be reconsidered by the Audit Committee.

REQUIRED VOTE
The affirmative vote of holders of a majority of the votes properly cast at the Annual Meeting is required to ratify the selection of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the current fiscal year. For purposes of determining the number of votes cast, only those cast “For” or “Against” are included.

70

AUDIT MATTERS
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Company has submitted the appointment of the Company’s independent registered public accounting firm to a stockholder vote, as set forth in Proposal 4 of this Proxy Statement.
The Audit Committee has established policies and procedures that are intended to control the services provided by our independent registered public accounting firm and to monitor its continuing independence. Under these policies, no audit or non-audit services may be undertaken by our independent registered public accounting firm unless the engagement is specifically pre-approved by the Audit Committee. The Audit Committee may delegate to one or more members the authority to grant the pre-approvals required by its policies and procedures. The decisions of any member to whom authority is delegated to pre-approve an activity under this paragraph must be presented to the full Audit Committee at each of its scheduled meetings.
The fees for services provided by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte”) to us for the fiscal years ended December 31, 2023 and December 31, 2024 were as follows:

	FY 2023	FY 2024
Audit Fees(1)	$5,527,000	$5,831,000
Tax Fees(2)	$1,611,000	$1,795,000
All Other Fees(3)	—	—
Deloitte & Touche LLP Total Fees	$7,138,000	$7,626,000
(1)Audit Fees consist of fees billed for professional services rendered by the independent registered public accounting firm for the audit of the Company’s annual consolidated financial statements, audit of the internal controls over financial reporting, and reviews of the condensed consolidated financial statements included in the Company’s Quarterly Reports on Form 10-Q. Audit Fees also consist of services that are normally provided by the independent registered public accounting firm in connection with statutory audits and regulatory filings, review of documents filed with the SEC, and providing consents in connection with SEC filings and comfort letters in connection with offerings of registered and unregistered securities.
(2)Tax Fees include tax compliance work, consulting and other tax planning matters.
(3)All Other Fees consist of fees for permissible advisory services performed by Deloitte that do not meet the above category descriptions.
The Audit Committee will not approve engagements of our independent registered public accounting firm to perform non-audit services for us if doing so will cause our independent registered public accounting firm to cease to be independent within the meaning of applicable SEC or NYSE rules. In other circumstances, the Audit Committee considers, among other things, whether our independent registered public accounting firm is able to provide the required services in a more or less effective and efficient manner than other available service providers.
The total fees billed to us from Deloitte for services in 2023 and 2024 are set forth above. All the services provided by Deloitte described above were pre-approved by our Audit Committee. The Audit Committee approved the engagement of Deloitte to provide non-audit services because they determined that Deloitte’s providing these services would not compromise its independence and that its familiarity with our record keeping and accounting systems would permit it to provide these services with equal or higher quality, quicker and at a lower cost than we could obtain these services from other providers.

2025 PROXY STATEMENT	71

AUDIT MATTERS
AUDIT COMMITTEE REPORT
Management is responsible for the Company’s financial reporting process, including its system of internal controls, and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States of America. The Company’s independent registered public accounting firm is responsible for auditing those financial statements. The Audit Committee’s responsibility is to monitor and review these processes.
The Audit Committee has reviewed and discussed with the independent registered public accounting firm and management the plan and results of the auditing engagement and the audited financial statements for the year ended December 31, 2024. The Audit Committee has reviewed with management the scope and nature of the Company’s internal controls and has discussed with the independent registered public accounting firm the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 1301, Communications With Audit Committees. In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and discussed with the independent registered public accounting firm its independence from the Company and its management. The Audit Committee considered whether the provision of non-audit services by the independent registered public accounting firm is compatible with maintaining the independent registered public accounting firm’s independence and concluded that it was acceptable at this time.
The Audit Committee has reported to the Board its activities, conclusions and recommendations. Specifically, in reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, as filed with the SEC on February 14, 2025. The Audit Committee has approved the reappointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025.
AUDIT COMMITTEE
Walter C. Rakowich, Chair
Jennifer Allerton
Clarke H. Bailey
Kent P. Dauten
June Y. Felix
Andre Maciel

72

INFORMATION ABOUT STOCK OWNERSHIP
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
The table below sets forth the number of shares of Common Stock of Iron Mountain by each person or entity known to the Company to beneficially own 5% or more of our outstanding Common Stock as of March 5, 2025.

NAME AND ADDRESSES	NUMBER OF SHARES BENEFICIALLY OWNED	PERCENT OWNED
The Vanguard Group(1) 100 Vanguard Boulevard Malvern, PA 19355	46,275,110	15.9%
BlackRock Inc.(2) 50 Hudson Yards New York, NY 10001	29,851,678	10.2%
State Street Corporation(3) One Congress Street, Suite 1 Boston, MA 02114	16,568,963	5.7%
(1)This information is as of December 31, 2024 and is based solely on a Schedule 13G/A filed by the Vanguard Group (“Vanguard”) with the SEC on February 13, 2024 (the “Vanguard Group Schedule 13G”). In accordance with the disclosures set forth in the Vanguard Group Schedule 13G, Vanguard reports shared voting power over 373,370 shares of Common Stock, sole dispositive power over 45,031,929 shares of Common Stock, and shared dispositive power over 1,243,181 shares of Common Stock. The percent owned is based on the calculation provided by Vanguard in the Vanguard Group Schedule 13G.
(2)This information is as of December 31, 2024 and is based solely on a Schedule 13G/A filed by BlackRock, Inc. (“BlackRock”) with the SEC on September 10, 2024 (the “BlackRock Schedule 13G”). In accordance with the disclosures set forth in the BlackRock Schedule 13G, BlackRock reports sole voting power over 27,792,768 shares of Common Stock and sole dispositive power over 29,851,678 shares of Common Stock. The percent owned is based on the calculation provided by BlackRock in the BlackRock Schedule 13G.
(3)This information is as of December 31, 2024 and is based solely on a Schedule 13G filed by State Street Corporation (“State Street”) with the SEC on October 17, 2024 (the “State Street Schedule 13G”). In accordance with the disclosures set forth in the State Street Schedule 13G, State Street reports shared voting power over 9,555,261 shares of Common Stock and shared dispositive power over 16,567,777 shares of Common Stock. The percent owned is based on the calculation provided by State Street in the State Street Schedule 13G.

2025 PROXY STATEMENT	73

INFORMATION ABOUT STOCK OWNERSHIP
SECURITY OWNERSHIP OF MANAGEMENT
The following table sets forth the number of shares of Iron Mountain Common Stock beneficially owned as of March 5, 2025 by: (1) each director and nominee for director; (2) the NEOs as identified in the CD&A section of this proxy statement; and (3) all directors and Executive Officers of the Company as a group.

NAME	NUMBER OF SHARES BENEFICIALLY OWNED(1)	VESTED OPTIONS(2)	PERCENT OWNED
DIRECTORS:
Jennifer Allerton	16,495	—	*
Pamela M. Arway	37,947	—	*
Clarke H. Bailey(3)	176,412	—	*
Kent P. Dauten	1,205,432	—	*
June Y. Felix	742	—	*
Monte Ford	27,676	—	*
Andre Maciel	1,627	—	*
Robin L. Matlock(4)	25,302	—	*
William L. Meaney	295,650	3,162,644	1.2%
Wendy J. Murdock	14,829	—	*
Walter C. Rakowich	35,166	—	*
Theodore R. Samuels(5)	18,795	—	*
Doyle R. Simons(6)	—	—	*
NAMED EXECUTIVE OFFICERS:
Barry Hytinen	198,518	—	*
Mark Kidd	97,081	111,233	*
Greg McIntosh	71,768	31,034	*
Mithu Bhargava	13,054	—	*
All directors and Executive Officers as a group	2,241,501	3,304,911	1.9%

*    Less than 1%
(1)Except as otherwise indicated, the persons named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. Information in this table includes shares that the individual or group has the right to acquire within 60 days of March 5, 2025.
(2)Amounts reflect vested stock options and stock options that will vest within 60 days of March 5, 2025.
(3)Includes 12,409 shares of Common Stock held by the Clarke H. Bailey GST Trust for the benefit of Trent S. Bailey and 12,409 shares of Common Stock held by the Clarke H. Bailey GST Trust for the benefit of Turner H. Bailey. Does not include the 89,978 vested shares of phantom stock (“Phantom Shares”) previously reported on Forms 4 filed with the SEC as of March 5, 2025. Phantom Shares have been acquired pursuant to the DDCP, and each Phantom Share is the economic equivalent of one share of Common Stock. Phantom Shares will become payable in Common Stock on various dates selected by Mr. Bailey or as otherwise provided in the DDCP.
(4)Does not include the 973 vested Phantom Shares previously reported on Forms 4 filed with the SEC as of March 5, 2025. Phantom Shares have been acquired pursuant to the DDCP, and each Phantom Share is the economic equivalent of one share of Common Stock. Phantom Shares will become payable in Common Stock on various dates selected by Ms. Matlock or as otherwise provided in the DDCP.
(5)Includes 357 shares of Common Stock held by the Samuels 2019 GST Descendants' Trust dtd 6/6/2019, 400 shares of Common Stock held the Leigh Soffer Samuels Revocable Trust dtd 3/15/2023, and 18,038 shares of Common Stock held by Ted and Lori Samuels Family Trust dtd 7/3/1996. Does not include the 6,955 vested Phantom Shares previously reported on Forms 4 filed with the SEC as of March 5, 2025. Phantom Shares have been acquired pursuant to the DDCP, and each Phantom Share is the economic equivalent of one share of Common Stock. Phantom Shares will become payable in Common Stock on various dates selected by Mr. Samuels or as otherwise provided in the DDCP.
(6)Does not include the 40,613 vested Phantom Shares previously reported on Forms 4 filed with the SEC as of March 5, 2025. Phantom Shares have been acquired pursuant to the DDCP, and each Phantom Share is the economic equivalent of one share of Common Stock. Phantom Shares will become payable in Common Stock on various dates selected by Mr. Simons or as otherwise provided in the DDCP.
DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires that the Company’s executive officers, other Section 16 reporting officers, directors and persons who own more than 10% of a registered class of the Company’s equity securities file reports of ownership on Form 3 and changes in ownership on Form 4 or 5 with the SEC. Such executive officers, other Section 16 reporting officers, directors and 10% stockholders are also required by SEC rules to furnish to the Company copies of all Section 16(a) reports that they file. To our knowledge, based solely on a review of the copies of these reports furnished to us and written representations that no other reports were required, during fiscal year 2024, all Section 16(a) filing requirements applicable to executive officers, other Section 16 reporting officers, directors and 10% stockholders were met.

74

INFORMATION ABOUT STOCK OWNERSHIP
EQUITY COMPENSATION PLAN INFORMATION
The following provides certain equity compensation plan information with respect to all of our equity compensation plans in effect as of December 31, 2024:

PLAN CATEGORY	NUMBER OF SECURITIES TO BE ISSUED UPON EXERCISE OR SETTLEMENT OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS		WEIGHTED AVERAGE EXERCISE OR SETTLEMENT PRICE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS		NUMBER OF SECURITIES REMAINING AVAILABLE FOR FUTURE ISSUANCE UNDER EQUITY COMPENSATION PLANS (EXCLUDING SECURITIES REFLECTED IN FIRST COLUMN)
Equity compensation plans approved by security holders	5,466,322	(1)	$49.57	(2)	5,772,745	(3)
Equity compensation plans not approved by security holders	—		—		—
TOTAL	5,466,322		$49.57		5,772,745
(1)Includes: (i) 4,060,597 stock options granted under the Iron Mountain Incorporated 1995 Stock Incentive Plan, the 2002 Plan and the 2014 Plan; (ii) 1,360,264 shares of Common Stock that may be issued upon settlement of outstanding RSUs granted under the 2002 Plan and the 2014 Plan; and (iii) 481,353 shares of Common Stock that may be issued upon settlement of outstanding PUs granted under the 2002 Plan and the 2014 Plan. Each PU represents a contingent right to receive one share of Common Stock.
(2)Weighted average exercise price is calculated inclusive of stock options, RSUs and PUs. For RSUs and PUs, the weighted average exercise price is calculated as the weighted average grant date fair value. If calculated solely for stock options that have an exercise price, the weighted average exercise price of outstanding options at December 31, 2024 is $37.85 per share.
(3)Includes the 2014 Plan and the 2013 ESPP.

2025 PROXY STATEMENT	75

OTHER MATTERS
STOCKHOLDER PROPOSALS
A stockholder that wants to include a proposal in the Company’s proxy materials for consideration at the 2026 Annual Meeting of Stockholders pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must submit the proposal to the Company (i) by December 19, 2025 and (ii) in accordance with certain eligibility standards and regulations established by the SEC and our Bylaws. A stockholder who intends to present a proposal at the 2026 Annual Meeting of Stockholders without inclusion of such proposal in the proxy materials must provide notice in accordance with Section 2.4 or Section 3.2 of our Bylaws, which require that notice of the proposal be received at our principal executive office no earlier than January 29, 2026 and no later than February 28, 2026. However, if the date of our 2026 Annual Meeting of Stockholders occurs more than 30 days before or 30 days after May 29, 2026, the anniversary of the 2025 Annual Meeting of Stockholders, a stockholder notice will be timely if it is received at our principal executive office by the later of (1) the 120th day prior to such annual meeting or (2) the close of business on the tenth day following the day on which public disclosure of the date of the meeting was made. To be in proper form, a stockholder’s notice must include the specified information concerning the stockholder and the business proposal or nominee, as described in Sections 2.4, 3.2 and 3.3 of our Bylaws and must be mailed to the Company’s principal executive office, at the address stated herein, and should be directed to the attention of the Secretary of the Company.
NOMINATIONS OF INDIVIDUALS FOR ELECTION AS DIRECTORS USING PROXY ACCESS
A stockholder, or group of up to 20 stockholders, that has owned continuously for at least three (3) years shares of our stock representing an aggregate of at least 3% of the total voting power of our outstanding shares entitled to vote in the election of directors, may nominate and include in our proxy materials director nominees constituting up to the greater of two (2) or 20% of our Board (the “Proxy Access Director Nominees”), provided that the stockholder(s) and nominee(s) satisfy the requirements in our Bylaws. Notice of the Proxy Access Director Nominees must be received at our principal executive office no earlier than 150 calendar days, and no later than 120 calendar days, prior to the first anniversary of the date of the Company’s proxy statement released to stockholders in connection with the previous year’s annual meeting of stockholders.
STOCKHOLDER SOLICITATION OF PROXIES IN SUPPORT OF DIRECTOR NOMINEES OTHER THAN COMPANY NOMINEES
In addition to satisfying the applicable provisions of our Bylaws, including the deadline for written notices, and the requirements of Rule 14a-19 under the Exchange Act, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 no later than March 30, 2026. If the date of the 2025 Annual Meeting changes by more than 30 calendar days from the date of the Annual Meeting, such notice must instead be provided by the later of 60 calendar days prior to the date of the 2026 Annual Meeting or the 10th calendar day following public announcement by the Company of the date of the 2026 Annual Meeting.
OTHER MATTERS BROUGHT BEFORE THE MEETING
The Board is not aware of any other matters that may come before the Annual Meeting. However, if any other matters are properly presented to the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their best judgment on such matters.
ADDITIONAL DOCUMENTATION
The Company will furnish without charge to any stockholder, upon written or oral request, a copy of the Company’s Annual Report on Form 10-K, including the financial statements and other documents filed pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act. Requests for such documents should be addressed to Corporate Secretary, Iron Mountain Incorporated, 1101 Enterprise Drive, Royersford, Pennsylvania 19468, telephone number (617) 535-4766.

76

IRON MOUNTAIN EXECUTIVE OFFICERS
The Board annually elects the officers of the Company. Each officer serves at the discretion of the Board. There are no family relationships between or among any of the Company’s officers or directors.
The following are our executive officers who are not director nominees (“Executive Officers”), their ages, their positions and offices held with the Company and certain biographical information, all as of April 18, 2025.

NAME	AGE	PRINCIPAL OCCUPATIONS AND BUSINESS EXPERIENCE DURING THE PAST FIVE YEARS
Barry Hytinen	50
Mr. Hytinen was appointed executive vice president and chief financial officer in January 2020. Prior to this role, Mr. Hytinen served as executive vice president and chief financial officer of publicly held Hanesbrands Inc., a leading global marketer and manufacturer of basic apparel, from October 2017 to December 2019. Prior to his role at Hanesbrands Inc., Mr. Hytinen served as executive vice president and chief financial officer of Tempur Sealy International, Inc. (“Tempur Sealy”), a publicly held global manufacturer of mattresses and bedding products, from July 2015 to October 2017. He served as executive vice president finance and corporate development at Tempur Sealy from July 2014 to July 2015, and joined Tempur Sealy in 2005. Mr. Hytinen holds bachelor’s degrees in finance and political science from Syracuse University and a master’s degree in business administration from Harvard University.

Greg McIntosh	52	Mr. McIntosh was appointed executive vice president, general manager, global records and information management in October 2021. Prior to this role, Mr. McIntosh was appointed executive vice president and chief commercial officer in December 2019. Prior to this role, Mr. McIntosh was appointed executive vice president, strategic accounts in March 2019 to December 2019. Prior to these roles, Mr. McIntosh served as senior vice president, consumer storage from December 2017 to March 2019 and senior vice president, innovation and product management from December 2016 to December 2017. Mr. McIntosh joined the Company as senior vice president, general manager of Canada in May 2014. Prior to joining the Company, Mr. McIntosh spent 14 years in the financial services technology industry with Davis + Henderson, now Finastra, and was co-founder of Cyence International, a provider of credit lifecycle management software and solutions. Mr. McIntosh holds a bachelor’s degree in mathematics, a master’s degree in accounting from the University of Waterloo and is a CPA (Ontario).
Jemma Johns	51
Ms. Johns was appointed executive vice president and chief human resources officer in January 2025. Prior to joining the Company, Ms. Johns served as the chief people officer at Irdeto, a global digital platform cybersecurity company, from November 2022 to December 2024. Prior to her role at Irdeto, Ms. Johns served as the vice president, human resources at Prosus Group, a large global consumer internet group, from June 2018 to September 2022. Ms. Johns held various senior HR leadership roles at Hewlett Packard in Europe and the US earlier in her career. Ms. Johns holds a bachelor’s degree from the University of Birmingham with post-graduate qualifications in business and HR management.

Mark Kidd	45
Mr. Kidd was appointed executive vice president and general manager, data centers & ALM in February 2023. Prior to this role, Mr. Kidd led the data centers business as executive vice president and general manager, data centers from February 2019 to February 2023. Prior to these roles, he served as senior vice president and general manager, data centers from April 2013 to February 2019. Mr. Kidd served as senior vice president, enterprise strategy from January 2010 to April 2013. Mr. Kidd served in various other positions with the Company in corporate strategy, portfolio and capital management from September 2003 to January 2010. Prior to joining the Company, Mr. Kidd worked in investment banking at Thomas Weisel Partners. Mr. Kidd holds a bachelor’s degree in economics from Harvard University.

Michelle Altamura	43
Ms. Altamura was appointed executive vice president, general counsel and secretary in October 2024. Ms. Altamura served as senior vice president and deputy general counsel from December 2023 to October 2024. Prior to these roles, she served as vice president and group counsel from May 2021 to December 2023. From February 2020 to May 2021, she served as vice president and senior counsel, NA, EMEA & ANZ. Prior to this role, she served as chief of staff to the CEO from September 2017 to February 2020. Since joining Iron Mountain in 2012, Ms. Altamura has held progressively senior leadership roles in the legal team, spanning mergers and acquisitions activities, leading the commercial legal teams in North America, Europe, MENAT and Asia Pacific, and serving as the lead lawyer for several of our high-growth business lines. Prior to joining the Company, Ms. Altamura was an associate in the corporate department at WilmerHale, a leading, full service international law firm. Ms. Altamura holds a bachelor's degree from the University of Minnesota and a juris doctor from Northeastern University School of Law.

Mithu Bhargava	46
Ms. Bhargava was appointed executive vice president and general manager, digital solutions in January 2023. Prior to joining the Company, Ms. Bhargava served as President of Solifi from June 2022 to December 2022. Prior to these roles, Ms. Bhargava served as executive vice president of NCR Corporation from August 2021 to April 2022. From May 2018 to August 2021, she served as senior vice president and general manager, global professional services of NCR Corporation. Throughout her career, she successfully led global teams in digital sales, services, and engineering, and has held executive leadership roles at Akamai Technologies and Dell-EMC. Ms. Bhargava holds a bachelor’s degree in computer engineering from the University of Mumbai and a master’s degree in Computer Networking from North Carolina State University. She also earned an MBA from MIT's Sloan School of Business.

2025 PROXY STATEMENT	77

ADDITIONAL INFORMATION
Iron Mountain is furnishing this Proxy Statement in connection with the solicitation of proxies by the Board for use at the Annual Meeting or at any adjournment or postponement thereof. All stockholders of record on the Record Date are invited to attend the virtual Annual Meeting. The Company’s Annual Report to Stockholders for the year ended December 31, 2024 and the Notice of Internet Availability are first being mailed to the Company’s stockholders on or about April 18, 2025.
The Board unanimously recommends that you vote:

FOR	the election of each of the Board’s nominees for director listed in this Proxy Statement;
FOR	the approval of an amendment to the Iron Mountain Incorporated 2014 Stock and Cash Incentive Plan;
FOR	the approval of a non-binding, advisory resolution approving the compensation of the Named Executive Officers as described in this Proxy Statement; and
FOR	the ratification of the appointment by the Audit Committee of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025.
STOCKHOLDERS ENTITLED TO VOTE
Iron Mountain’s Common Stock is the only class of voting securities outstanding and entitled to vote at the Annual Meeting. As of 5:00 p.m. Eastern Time on the Record Date, 294,968,183 shares of Common Stock (the “Shares”), were outstanding and entitled to vote. Each Share is entitled to one vote on each matter.
HOW TO VOTE
Your vote is very important no matter how many Shares you own. Whether or not you plan to attend the virtual Annual Meeting live via the Internet at https://www.virtualshareholdermeeting.com/IRM2025, we urge you to vote your Shares today.
Stockholders may vote their Shares by completing and returning a proxy card. Stockholders who wish to receive a paper copy of the proxy card to complete and mail to the Company in time for the Annual Meeting may request one at any time on or before May 15, 2025; completed proxy cards must be received by the Company on or before May 28, 2025.
Stockholders may vote their Shares before 11:59 p.m. Eastern Time on May 28, 2025 over the internet or by telephone in the manner provided on the website listed in the Notice of Internet Availability (the “Website”).
Stockholders may vote their Shares and submit questions while connected to the Annual Meeting on the Internet. Each stockholder desiring to do so will need the 16-digit control number included on the Notice of Internet Availability mailed to such stockholder. Please be aware that any stockholder attending the virtual Annual Meeting must bear any costs associated with such stockholder’s Internet access, such as usage charges from Internet access providers and telephone companies.
IF YOU ARE A REGISTERED HOLDER OF COMMON STOCK
If you are a registered holder of Common Stock, you may vote your Shares either by voting by proxy in advance of the Annual Meeting or by voting at the virtual Annual Meeting while connected to the virtual Annual Meeting on the Internet. By submitting a proxy (on a proxy card or in the manner provided on the Website), you are legally authorizing another person to vote your Shares on your behalf. If you submit your executed proxy card or submit a proxy in the manner provided on the Website, unless you direct otherwise, your Shares will be voted in accordance with the Board’s recommendations set forth in this Proxy Statement, and if any other matters are brought before the Annual Meeting (other than the proposals contained in this Proxy Statement), then the individuals listed on the proxy will have the authority to vote your Shares on those other matters in accordance with their discretion and judgment.

78

ADDITIONAL INFORMATION
In case a quorum is not present at the Annual Meeting, the holders of a majority of the voting power of the Shares present at the Annual Meeting or represented by proxy may adjourn the Annual Meeting (without notice other than announcement of adjournment at the Annual Meeting) to another time or to another time and place.
Whether or not you plan to attend the virtual Annual Meeting, we urge you to promptly vote over the internet or by telephone in the manner provided on the Website or by completing and returning a proxy card. If you later decide to vote while connected to the Annual Meeting on the Internet, the vote you cast at the virtual Annual Meeting will automatically revoke any previously submitted proxy.
IF YOU HOLD YOUR SHARES OF COMMON STOCK “IN STREET NAME”
If your Shares are held in the name of a brokerage firm, bank, nominee or other institution (referred to as “in street name”), you will receive instructions from the holder of record (the “Street Name Holder”), that you must follow in order for you to specify how your Shares will be voted. If you do not specify how you would like your Shares to be voted, your Shares held in street name may still be voted in the event that your Street Name Holder has the authority to vote shares on certain routine, uncontested proposals for which you do not provide voting instructions. The election of directors (Proposal 1), amendment to the Iron Mountain Incorporated 2014 Stock and Cash Incentive Plan (Proposal 2) and the advisory vote on executive compensation (Proposal 3) are not routine matters for purposes of broker voting and brokers will not be able to vote on behalf of their clients if no voting instructions have been furnished. The ratification of the appointment of our independent registered public accounting firm for the fiscal year ending December 31, 2025 (Proposal 4) is a routine matter.
IMPORTANT: If your Shares are held in the name of a brokerage firm, bank, nominee or other institution, you should provide instructions to your broker, bank, nominee or other institution on how to vote your Shares. Please contact the person responsible for your account and give instructions for a proxy to be completed for your Shares.
QUORUM
The presence at the Annual Meeting, via the Internet or by proxy, of stockholders entitled to cast at least a majority of the votes that all stockholders are entitled to cast at the Annual Meeting will constitute a quorum. Shares represented by valid proxies, regardless of whether the proxy is noted as casting a vote or abstaining, and broker non-votes will be treated as present at the Annual Meeting for purposes of determining a quorum. Shares voted by a broker on any item other than a procedural motion will be considered present for purposes of determining a quorum, even if such Shares are not voted on every item.
VOTES REQUIRED
As more fully described in this Proxy Statement:
▲Election of each nominee for director requires a majority of the votes cast on his or her nomination;
▲Approval of an amendment to the Iron Mountain Incorporated 2014 Stock and Cash Incentive Plan, as described in this Proxy Statement, requires the affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote on the subject matter;
▲Approval of a non-binding, advisory resolution approving the compensation of the Named Executive Officers, as described in this Proxy Statement, requires the affirmative vote of a majority of the votes cast on the proposal; and
▲Approval of the proposal to ratify the appointment of the Company’s independent registered public accounting firm requires the affirmative vote of a majority of the votes cast on the proposal.
ABSTENTIONS AND BROKER NON-VOTES
A “broker non-vote” occurs on a proposal when a broker identified as the record holder of Shares is not permitted by the rules of the NYSE to vote on that proposal without instruction from the beneficial owner of the Shares and no instruction has been received with respect to that proposal. Under the NYSE rules, brokers may vote on routine matters even without instructions from the Street Name Holder. The election of directors, amendment to the Iron Mountain Incorporated 2014 Stock and Cash Incentive Plan and the advisory vote on executive compensation are not routine matters for purposes of broker voting; therefore, if you do not instruct your broker how to vote with respect to these proposals, your broker may not vote with respect to these proposals and your Shares will be counted as “broker non-votes.” The ratification of the appointment of our independent registered public accounting firm for the fiscal year ending December 31, 2025 is a routine matter; therefore, there will be no broker non-votes in connection with that matter.

2025 PROXY STATEMENT	79

ADDITIONAL INFORMATION
A properly completed proxy, if received in time for voting and not revoked, will be voted at the Annual Meeting in accordance with the instructions contained therein. Unless otherwise directed, the Shares represented by the proxy card will be voted:

FOR	the election of each of the Board’s nominees for director listed in this Proxy Statement (Proposal 1);
FOR	the approval of an amendment to the Iron Mountain Incorporated 2014 Stock and Cash Incentive Plan (Proposal 2);
FOR	the approval of a non-binding, advisory resolution approving the compensation of our Named Executive Officers as described in this Proxy Statement (Proposal 3); and
FOR	the ratification of the appointment by the Audit Committee of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2025 (Proposal 4).
Abstentions and broker non-votes will not be counted as votes cast and, therefore, will not affect the outcome of these proposals that are being submitted to the Company’s stockholders at the Annual Meeting.
Although the advisory vote on the proposed resolution to approve the compensation of our Named Executive Officers is non-binding, the Compensation Committee of the Board will consider the outcome of such vote when making future compensation decisions for any executive required to be listed in the summary compensation table included in our Proxy Statement.
ATTENDANCE AT THE ANNUAL MEETING
Attendance at the Annual Meeting or any adjournment or postponement thereof will be limited to stockholders of record of the Company as of 5:00 p.m. Eastern Time on the Record Date and guests of the Company. If you are a stockholder of record of the Company as of 5:00 p.m. Eastern Time on the Record Date, you may attend the Annual Meeting via the Internet and vote during the Annual Meeting. Please have your Notice of Internet Availability in hand when you access the website and then follow the instructions.
If you hold your Shares in street name, you have the right to direct your broker or other agent on how to vote your Shares in your account. You are also invited to attend the Annual Meeting via the Internet. However, because you are not the stockholder of record, you may not vote your Shares at the Annual Meeting unless you request and obtain a valid proxy card from your broker or other agent. Please follow the instructions from your broker, bank or other agent included with these proxy materials, or contact your broker, bank or other agent to request a proxy card.
REVOCABILITY OF PROXIES
Any stockholder may revoke a submitted proxy by submitting a subsequent proxy (i) on a proxy card to be received by the Company on or before May 28, 2025 or (ii) in accordance with the instructions provided on the Website on or before 11:59 p.m. Eastern Time on May 28, 2025. Also, any stockholder may revoke a submitted proxy by attending the virtual Annual Meeting via the Internet and voting during the Annual Meeting.
Please note, however, that only your last dated proxy will be counted, and any proxy may be revoked at any time prior to its exercise at the Annual Meeting, as described in this Proxy Statement.
If your Shares are held in the name of a brokerage firm, bank, nominee or other institution, and you have instructed your brokerage firm, bank, nominee or other institution to vote your Shares, you must follow the instructions received from your brokerage firm, bank, nominee or other institution to change your voting instruction. Please contact your custodian for detailed instructions on how to revoke your voting instruction and the applicable deadlines.
INFORMATION REGARDING THE COMPANY
Our principal executive offices are located at 85 New Hampshire Avenue, Suite 150, Portsmouth, New Hampshire 03801.
The Company’s website address, www.ironmountain.com, is included several times in this Proxy Statement as a textual reference only, and the information in the Company’s website is not incorporated by reference into this Proxy Statement.

80

ADDITIONAL INFORMATION
NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
In accordance with rules and regulations of the SEC, instead of mailing a printed copy of our proxy materials to each stockholder of record, the Company may furnish proxy materials via the Internet. Accordingly, all of the Company’s stockholders will receive a Notice of Internet Availability, which will be mailed on or about April 18, 2025.
On the date of mailing the Notice of Internet Availability, stockholders will be able to access all of the proxy materials at
https://materials.proxyvote.com/46284v. If you receive a Notice of Internet Availability and would like to receive printed copies of the proxy materials, you should follow the instructions for requesting such materials included in the Notice of Internet Availability. The proxy materials will be available free of charge, and the Notice of Internet Availability will provide instructions as to how stockholders may access and review all of the important information contained in the proxy materials (including the Company’s Annual Report to Stockholders) over the internet or through other methods specified on the Website and instructions as to how they may request a paper or email copy of the proxy card. The Website contains internet and telephone voting instructions for stockholders as to how they may request a paper or email copy of the proxy card.
By Order of the Board of Directors

Michelle Altamura
Executive Vice President, General
Counsel & Secretary
April 18, 2025

2025 PROXY STATEMENT	81

ANNEX A: FOURTH AMENDMENT TO THE IRON MOUNTAIN INCORPORATED 2014 STOCK AND CASH INCENTIVE PLAN

FOURTH AMENDMENT TO THE IRON MOUNTAIN INCORPORATED
2014 STOCK AND CASH INCENTIVE PLAN

______________________________________________

As adopted by resolution of the
Board of Directors on April 4, 2025
______________________________________________

1.Section 4(a)(1) of the Iron Mountain Incorporated 2014 Stock and Cash Incentive Plan, as amended (the “2014 Plan”), is amended by deleting the number “20,750,000” and inserting therefor “25,350,000.”

2.The second sentence of Section 12(c) of the 2014 Plan shall be amended by providing that no Awards shall be granted under the 2014 Plan after the expiration of ten years from the date shareholders approve this Fourth Amendment.

3.Except as hereinabove amended, the provisions of the 2014 Plan shall remain in full force and effect.

82

IRON MOUNTAIN INCORPORATED
INVESTOR RELATIONS
85 NEW HAMPSHIRE AVE, SUITE 150
PORTSMOUTH, NH 03801

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com** **or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 28, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/IRM2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on May 28, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V70647-P23307-Z89452

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

IRON MOUNTAIN INCORPORATED

The Board of Directors recommends you vote FOR the following:

1. For the election of ten (10) directors to the Iron Mountain Incorporated Board of Directors for a one-year term or until their successors are elected and qualified.

Nominees:

	For	Against	Abstain
1a. Jennifer Allerton	☐	☐	☐
1b. Pamela M. Arway	☐	☐	☐
1c. Kent P. Dauten	☐	☐	☐
1d. June Y. Felix	☐	☐	☐
1e. Monte Ford	☐	☐	☐
1f. Robin L. Matlock	☐	☐	☐
1g. William L. Meaney	☐	☐	☐
1h. Walter C. Rakowich	☐	☐	☐
1i. Theodore R. Samuels	☐	☐	☐
1j. Doyle R. Simons	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.	For	Against	Abstain
2. The approval of an amendment to the Iron Mountain Incorporated 2014 Stock and Cash Incentive Plan as described in the Iron Mountain Incorporated Proxy Statement.	☐	☐	☐
3. The approval of a non-binding, advisory resolution approving the compensation of our named executive officers as described in the Iron Mountain Incorporated Proxy Statement.	☐	☐	☐
4. The ratification of the selection by the Audit Committee of Deloitte & Touche LLP as Iron Mountain Incorporated's independent registered public accounting firm for the year ending December 31, 2025.	☐	☐	☐

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of Stockholders or any postponement or adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com

V70648-P23307-Z89452

IRON MOUNTAIN INCORPORATED
Annual Meeting of Stockholders
May 29, 2025 9:00 AM ET
This proxy is solicited by the Board of Directors

The undersigned hereby appoints William L. Meaney and Michelle Altamura, and each of them, as proxies of the undersigned, each with the power to appoint his/her substitute, and hereby authorizes both of them, or either one if only one be present, to represent and vote, as designated on the reverse hereof, all of the shares of Common Stock, $0.01 par value per share, of IRON MOUNTAIN INCORPORATED held of record by the undersigned or with respect to which the undersigned is entitled to vote or act at the Annual Meeting of Stockholders to be held on May 29, 2025 at 9:00 A.M., Eastern Time, virtually at www.virtualshareholdermeeting.com/IRM2025 and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other business as may properly come before the Annual Meeting.

Continued and to be signed on reverse side